           As filed with the Securities and Exchange Commission on 28 April 1998

                                                       Registration No. 33-58796
                                                                  811-7534

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 9
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT B OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
                    (Address of Principal Executive Office)

                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                       Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404


It is proposed that this filing will become effective (check appropriate space)

[_]  immediately upon filing pursuant to paragraph (b), of Rule 485

[X]  1 May 1998 pursuant to paragraph (b) of Rule 485

[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]  on (date), pursuant to paragraph (a)(1) of rule 485

[_]  75 days after filing pursuant to paragraph (a)(2) of rule 485

[_]  on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies.

                     RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS


Item No. of
Form N-8B-2                   Caption in Prospectus

     1.                       Cover Page
     2.                       Cover Page
     3.                       Not Applicable
     4.                       Distribution of the Policies
     5.                       The Company and the Separate Account
     6.                       The Separate Account
     7.                       Not Required
     8.                       Not Required
     9.                       Legal Proceedings
    10.                       Summary; Scudder Variable Life Investment
                                Fund/Dean Witter Variable Investment Series/
                                Putnam Variable Trust/MFS Variable Insurance
                                Trust/Multiple Manager; Charges and Deductions; Policy Benefits; Policy Rights; Voting Rights; General Matters Relating to the Policy
    11.                       Summary; Scudder Variable Life Investment Fund/
                                Dean Witter Variable Investment Series/Putnam Variable Trust/MFS Variable Insurance Trust/ Multiple Manager
    12.                       Summary; Scudder Variable Life Investment Fund/
                                Dean Witter Variable Investment Series/Putnam Variable Trust/MFS Variable Insurance Trust/ Multiple Manager
    13.                       Summary; Charges and Deductions; Scudder Variable
                                Life Investment Fund/Dean Witter Variable
                                Investment Series/Putnam Variable Trust/MFS
                                Variable Insurance Trust/Multiple Manager
    14.                       Summary; Payment and Allocation of Premiums

     Item No. of
     Form N-8B-2              Caption in Prospectus

     15.                      Payment and Allocation of
                               Premiums
     16.                      Payment and Allocation of
                               Premiums; Scudder Variable Life
                               Investment Fund/Dean Witter
                               Variable Investment
                               Series/Putnam Variable
                               Trust/MFS Variable Insurance
                               Trust/Multiple Manager
     17.                      Summary; Charges and Deductions;
                               Policy Rights; Scudder Variable
                               Life Investment Fund/Dean
                               Witter Variable Investment
                               Series/Putnam Variable
                               Trust/MFS Variable Insurance
                               Trust/Multiple Manager
     18.                      Scudder Variable Life Investment
                               Fund/Dean Witter Variable
                               Investment Series/Putnam
                               Variable Trust/MFS
                               Variable Insurance
                               Trust/Multiple Manager;
                               Payment and Allocation of
                               Premiums
     19.                      General Matters Relating to the
                               Policy; Voting Rights
     20.                      Not Applicable
     21.                      Policy Rights; General Matters
                               Relating to the Policy
     22.                      Not Applicable
     23.                      Safekeeping of the Separate Account
     24.                      General  Matters Relating to the
                               Policy
     25.                      The Company and the Separate
                               Account
     26.                      Not Applicable
     27.                      The Company and the Separate
                               Account
     28.                      Management of the Company
     29.                      The Company and the Separate
                               Account
     30.                      Not Applicable
                               Account's Assets

     Item No. of
     Form N-8B-2              Caption in Prospectus

     31.                      Not Applicable
     32.                      Not Applicable
     33.                      Not Applicable
     34.                      Not Applicable
     35.                      The Company and the Separate
                               Account
     36.                      Not Required
     37.                      Not Applicable
     38.                      Summary; Distribution of the
                               Policies
     39.                      Summary; Distribution of the
                               Policies
     40.                      Not Applicable
     41.                      The Company and the Separate
                               Account; Distribution of the
                               Policies
     42.                      Not Applicable
     43.                      Not Applicable
     44.                      Payment and Allocation of
                               Premiums
     45.                      Not Applicable
     46.                      Policy Rights
     47.                      Scudder Variable Life
                               Investment Fund/Dean Witter
                               Variable Investment Series/
                               Putnam Variable Trust/
                               MFS Variable Insurance
                               Trust/Multiple Manager
     48.                      Not Applicable
     49.                      Not Applicable
     50.                      The Separate Account
     51.                      Cover Page; Summary; Charges and
                               Deductions; Policy Rights;
                               Policy Benefits; Payment and
                               Allocation of Premiums
     52.                      Scudder Variable Life
                               Investment Fund/Dean Witter
                               Variable Investment Series/
                               Putnam Variable Trust/
                               MFS Variable Insurance
                               Trust/Multiple Manager
     53.                      Federal Tax Matters
     54.                      Not Applicable
     55.                      Not Applicable
     56.                      Not Required
     57.                      Not Required
     58.                      Not Required
     59.                      Not Required

Post-Effective Amendment No. 9 to the registration statement on Form S-6 (the "Registration Statement") is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (the "Act") to update the Registration Statement, which describes five variable life insurance policies (the "Policies") issued by the depositor and the registrant described in the five prospectuses included in the Registration Statement. The Policies are substantially identical, except that different subaccounts investing in different underlying funds are available as allocation options under each of the five Policies.



multi-pr

                                               [SCUDDER LOGO]
                                               SCUDDER
                                               VARIABLE LIFE
                                               INVESTMENT FUND

                                [PARAGON LOGO]

              GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1998

                                                                           50407
                                                                           Com

                             GROUP AND INDIVIDUAL
                        FLEXIBLE PREMIUM VARIABLE LIFE
                              INSURANCE POLICIES

                                   ISSUED BY

                        PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company"), Internal Revenue Service Employer Identification No. 43-1235869 which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest solely in Class A Shares of a corresponding investment portfolio of Scudder Variable Life Investment Fund, an investment company currently consisting of seven separate investment portfolios, or "Funds":

     Money Market Portfolio               Growth and Income Portfolio
     Bond Portfolio                       International Portfolio
     Capital Growth Portfolio             Global Discovery Portfolio
     Balanced Portfolio

  The accompanying prospectus for Scudder Variable Life Investment Fund describes the investment objectives and policies, and the risks of the Funds.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For Scudder Variable Life Investment Fund.

  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
    AND  EXCHANGE  COMMISSION, NOR  HAS  THE  COMMISSION  PASSED UPON  THE
      ACCURACY  OR ADEQUACY  OF THIS PROSPECTUS.  ANY REPRESENTATION  TO
        THE CONTRARY IS A CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                 The date of this prospectus is May 1, 1998 .

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................  10
  The Company..............................................................  10
  The Separate Account.....................................................  11
  Scudder Variable Life Investment Fund....................................  13
  Addition, Deletion, or Substitution of Investments.......................  12
Payment and Allocation of Premiums.........................................  13
  Issuance of a Policy.....................................................  13
  Premiums.................................................................  15
  Allocation of Net Premiums and Cash Value................................  16
  Policy Lapse and Reinstatement...........................................  16
Policy Benefits............................................................  17
  Death Benefit............................................................  17
  Cash Value...............................................................  21
Policy Rights and Privileges...............................................  22
  Exercising Rights and Privileges Under the Policies......................  22
  Loans....................................................................  22
  Surrender and Partial Withdrawals........................................  24
  Transfers................................................................  25
  Right to Examine Policy..................................................  25
  Conversion Right to a Fixed Benefit Policy...............................  25
  Eligibility Change Conversion............................................  26
  Payment of Benefits at Maturity..........................................  26
  Payment of Policy Benefits...............................................  26
Charges and Deductions.....................................................  27
  Sales Charges............................................................  27
  Premium Tax Charge.......................................................  27
  Monthly Deduction........................................................  27
  Partial Withdrawal Transaction Charge....................................  29
  Separate Account Charges.................................................  29
General Matters Relating to the Policy.....................................  30
Distribution of the Policies...............................................  33
General Provisions of the Group Contract...................................  34
Federal Tax Matters........................................................  35
Safekeeping of the Separate Account's Assets...............................  38
Voting Rights..............................................................  39
State Regulation of the Company............................................  39
Management of the Company..................................................  40
Legal Matters..............................................................  41
Legal Proceedings..........................................................  41
Experts....................................................................  41
Additional Information.....................................................  41
Financial Statements.......................................................  42
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

  Division--A subaccount of the Separate Account. Each Division invests exclusively in the Class A shares of a Fund of Scudder Variable Life Investment Fund.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate investment portfolio of the Scudder Variable Life Investment Fund, a mutual fund in which the Separate Account's assets are invested.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. However, the Owner in Corporate Programs will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account has Divisions, each of which invests in Class A shares of a corresponding Fund of Scudder Variable Life Investment Fund. The seven Funds currently available with the Policy are the Money Market Portfolio, Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Portfolio and Global Discovery Portfolio. Each Fund has a different investment objective. (See "The Company and the Separate Account--Scudder Variable Life Investment Fund.") An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth (1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. In Corporate Programs, the Owner or its designee will remit premiums generally on a schedule agreed to by the Company. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer-sponsored insurance program, Executive Programs or Corporate Programs, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, loan account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. A front-end sales charge of 1% of premiums will be deducted from each premium paid ("premium expense charge"). An additional charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue within a particular Group Contract or employer-sponsored program. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes or to pay any economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Separate Account or the Policies. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by Scudder Variable Life Investment Fund because the Separate Account purchases the Class A shares of Scudder Variable Life Investment Fund. ("The Company and the Separate Account--Scudder Variable Life Investment Fund.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: Money Market Portfolio .46%; Bond Portfolio .62%; Capital Growth Portfolio .51%; Balanced Portfolio .57%; Growth and Income Portfolio .58%; International Portfolio 1.00%; and Global Discovery Portfolio 1.50%

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," and "Policy Rights and Privileges-- Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the loan request is received and (b) is any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges-- Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-7 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan my cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                     THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1997, it had assets in excess of $240 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the
A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by the Company.

  The Separate Account is divided into Divisions. Each Division for the Policy invests exclusively in Class A shares of a single Fund of Scudder Variable Life Investment Fund. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

SCUDDER VARIABLE LIFE INVESTMENT FUND

  The Separate Account invests in Class A shares of Scudder Variable Life Investment Fund (the "Scudder Variable Fund"), a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Scudder Variable Fund currently has seven separate investment portfolios or "Funds" used by the Policies: Money Market Portfolio, Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Portfolio, and Global Discovery Portfolio. The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are different from those of the other Funds. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The investment objectives and policies of each Fund are summarized below:

MONEY MARKET PORTFOLIO

  The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

BOND PORTFOLIO

  The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Fund invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. The Fund may also invest in preferred stocks consistent with it's objectives. It will attempt to moderate the effect of market price fluctuation relative to that of a long-term bond by investing in securities with varying maturities and by entering into future contracts on debt securities and related options for hedging purposes.

CAPITAL GROWTH PORTFOLIO

  The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Fund invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Fund may also invest up to 25% of its assets in short-term debt instruments.

BALANCED PORTFOLIO

  The Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Fund also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk.

GROWTH AND INCOME PORTFOLIO

  The Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. The Fund invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

GLOBAL DISCOVERY PORTFOLIO

  The Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Portfolio is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's 500 Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little or no current income.

INTERNATIONAL PORTFOLIO

  The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in its holdings, in substantial portions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Scudder Variable Fund, which must accompany or precede this Prospectus and which should be read carefully.

  Scudder Kemper Investments ("Scudder") provides investment advisory services to the Scudder Variable Fund in accordance with the terms set forth in the current prospectus for the Scudder Variable Fund. See the Scudder Variable Fund prospectus for details regarding these fees.

  The Scudder Variable Fund is registered with the SEC as an open-end diversified management company. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Scudder Variable Fund by the Commission.

  Resolving Material Conflicts. All of the Funds of the Scudder Variable Fund are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter. See the Scudder Variable Fund prospectus for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds of the Scudder Variable Fund and to substitute shares of another Fund of the Scudder Variable Fund or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of the Scudder Variable Fund, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of the Scudder Variable Fund will always be available. Scudder Variable Fund sells its shares to the Separate Account in accordance with the terms of a participation agreement between Scudder Variable Fund and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase Scudder Variable Fund shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of the Scudder Variable Fund. In the event that the Scudder Variable Fund is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for

Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer; (ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  Corporate Programs will generally involve Individual Policies. Policies will be issued on the lives of eligible Insureds, generally employees of a sponsoring employer, and the Owner will usually be the sponsoring employer or its designee.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  In other than Executive Programs or Corporate Programs, the first time an employee is given the opportunity to purchase a Policy, the Company will issue the Policy and any children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs or Corporate Programs depending upon number of eligible employees or if other existing insurance coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies or Corporate Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates:
(a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the

Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon the discontinuing employment of an Insured.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Company has administrative procedures to prevent a modified endowment contract by monitoring premium limits. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge. (See "Charges and Deductions--Sales Charges.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction, premium expense charge, and premium tax charge, (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums-- Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums") the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction-- Cost of Insurance.")

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions," page 27.)

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits" and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, loan account interest rate credited and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date: minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans," below.) The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions," page 26.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. Any restrictions are deemed below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 10 days after receiving it or such longer period required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction.") If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement," page 16), any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. The Company may realize a profit on one or more of these charges, such as the mortality and expense risk charge. We may use any such profits for any corporate purpose, including, among other things, payments of sales expenses.

SALES CHARGES

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to one percent of the premium.

  In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes an additional charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (described below) equals the net premium.

  The sales charges will not change in the event that an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, the Company deducts a charge of 2 percent from all Policies.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender mix is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of Scudder Variable Fund. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Class A Shares of Scudder Variable Fund. (See "The Company and the Separate Account--Scudder Variable Life Investment Fund.")

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Insured will be considered Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The
Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to the Company that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Scudder Variable Fund and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                         DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street's Internal Revenue Service Employ, Identification Number is 43-1333368. It is a Missouri Corporation and was formed May 4, 1984.

  Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average cash value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

  Walnut Street received $11,258 in commissions on the Policies during the year ended December 31, 1997; $10,862 for the year ended December 31, 1996; and $9,130 for the year ended December 31, 1995.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges-- Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5,
1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the Scudder Variable Fund or its investments, the Scudder Variable Fund has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-
5. Thus, the Company believes that each Division of the Separate Account, through the Scudder Variable Fund, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficially is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment j in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the Class A shares of the Scudder Variable Fund held in the Separate Account at regular and special shareholder meetings of the Scudder Variable Fund in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Scudder Variable Fund in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the Scudder Variable Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Scudder Variable Fund.

  Because the Funds of the Scudder Variable Fund serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund of the Scudder Variable Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

PREPARING FOR YEAR 2000

  Like all financial services providers, the Company utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including the Funds, that also may be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort is substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, it is not anticipated that Policy owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Company currently anticipates that its systems will be Year 2000 compliant on or about December 1, 1998, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                           MANAGEMENT OF THE COMPANY

     NAME                                PRINCIPAL OCCUPATION(S)
                                         DURING PAST FIVE YEARS*
EXECUTIVE OFFICERS**

  Carl H. Anderson@        President and Chief Executive Officer since June,
                           1986. Vice President, New Ventures, since June
                           1986, General American Life Insurance Co., St.
                           Louis, Mo. (GenAm).

  Matthew K. Duffy         Vice President and Chief Financial Officer since
                           July, 1996. Formerly, Director of Accounting,
                           Prudential Insurance Company of America, March,
                           1987-June, 1996.

  E. Thomas Hughes, Jr.@   Treasurer since December, 1994. Corporate Actuary
  General American Life    and Treasurer, GenAm since October, 1994. Executive
   Insurance Company       Vice President--Group Pensions, GenAm January,
  700 Market Street        1990-October, 1994.
  St. Louis, MO 63101
  Matthew P. McCauley@     Vice President and General Counsel since 1984. Sec-
  General American Life    retary since August, 1981. Vice President and Asso-
   Insurance Company       ciate General Counsel, GenAm, since December 30,
  700 Market Street        1995.
  St. Louis, MO 63101

  Craig K. Nordyke@        Executive Vice President and Chief Actuary since
                           November, 1996. Vice President and Chief Actuary
                           August, 1990--November, 1996; Second Vice President and Chief Actuary, May, 1987-August, 1990.

  George E. Phillips       Vice President--Operations and System Development
                           since January, 1995. Formerly, Senior Vice Presi-dent, Fortis, Inc. July, 1991-August, 1994. Vice
                           President, Mutual Benefit prior to July, 1991.

DIRECTORS***

  Richard A. Liddy         Chairman, President, and Chief Executive Officer,
                           GenAm, since May, 1992. President and Chief Operat-ing Officer, GenAm, May, 1988-May, 1992.

  Leonard M. Rubenstein    Chairman and Chief Executive Officer--Conning Cor-
                           poration and Conning Asset Management Company since
                           January, 1997. Executive Vice President--Invest-ments, GenAm, February, 1991-January, 1997.

     NAME
                                         PRINCIPAL OCCUPATION(S)
                                         DURING PAST FIVE YEARS*

  Warren J. Winer          Executive Vice President--Group, GenAm, since Sep-
                           tember, 1995. Formerly, Managing Director, Wm. M.
                           Mercer, July, 1993-August, 1995; President, W F
                           Corroon, September, 1990-July, 1993.

  Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                           November, 1991. Vice President--Life Product Man-agement, GenAm, May, 1989-November, 1991.

  A. Greig Woodring        President, Reinsurance Group of America, Inc.,
                           since May, 1993, and Executive Vice President--Re-
                           insurance, GenAm, since January, 1990.
--------
*All positions listed are with the Company unless otherwise indicated.
**The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.
***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
@Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

  The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

  The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account Divisions included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

LOGO

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 6, 1998

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                           (IN THOUSANDS OF DOLLARS)

                                                                  1997    1996
                                                                -------- -------
                            ASSETS
Fixed maturities, available for sale, at fair value............ $ 75,704  65,472
Policy loans...................................................   11,487   9,564
Cash and cash equivalents......................................    5,733   9,106
                                                                -------- -------
    Total cash and invested assets.............................   92,924  84,142
Reinsurance recoverables.......................................    1,733     841
Deposits relating to reinsured policyholder account balances...    6,416   6,074
Accrued investment income......................................    1,377   1,298
Deferred policy acquisition costs..............................   17,980  15,776
Fixed assets and leasehold improvements, net...................    2,609   1,365
Other assets...................................................      179     143
Separate account assets........................................  118,051  76,995
                                                                -------- -------
    Total assets............................................... $241,269 186,634
                                                                ======== =======
             LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholder account balances..................................   85,152  78,120
Policy and contract claims.....................................    1,085   1,108
Federal income taxes payable...................................      163     811
Other liabilities and accrued expenses.........................    3,486   2,704
Payable to affiliates..........................................    1,620   2,289
Due to separate account........................................       61      95
Deferred tax liability.........................................    4,394   2,781
Separate account liabilities...................................  118,051  76,995
                                                                -------- -------
    Total liabilities.......................................... $214,012 164,903
                                                                -------- -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding........................    2,050   2,050
  Additional paid-in capital...................................   17,950  17,950
  Net unrealized gain on investments, net......................    1,958     322
  Retained earnings............................................    5,299   1,409
                                                                -------- -------
    Total stockholder's equity................................. $ 27,257  21,731
                                                                -------- -------
    Total liabilities and stockholder's equity................. $241,269 186,634
                                                                ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                           1997    1996   1995
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $16,417 13,719  9,931
  Net investment income..................................   6,288  5,663  4,888
  Commissions and expense allowances on reinsurance
   ceded.................................................      10    114     96
  Net realized investment gains..........................      69     72      1
                                                          ------- ------ ------
    Total revenues.......................................  22,784 19,568 14,916
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,876  3,326  2,873
  Interest credited to policyholder account balances.....   4,738  4,126  3,833
  Commissions, net of capitalized costs..................     227     79     57
  General and administration expenses, net of capitalized
   costs.................................................   7,744  6,798  5,528
  Amortization of deferred policy acquisition costs......     424    285    369
                                                          ------- ------ ------
    Total benefits and expenses..........................  17,009 14,614 12,660
                                                          ======= ====== ======
    Income before federal income tax expense.............   5,775  4,954  2,256
Federal income tax expense...............................   1,885  1,738    781
                                                          ------- ------ ------
Net income............................................... $ 3,890  3,216  1,475
                                                          ======= ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                ADDITIONAL NET UNREALIZED RETAINED      TOTAL
                         COMMON  PAID-IN   GAIN (LOSS) ON EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    INVESTMENTS   (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
  Net income............    --       --           --        3,890       3,890
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         1,636         --        1,636
                         ------   ------       ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950        1,958       5,299      27,257
                         ======   ======       ======      ======      ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                       1997     1996     1995
                                                     --------  -------  ------
Cash flows from operating activities:
  Net income........................................ $  3,890    3,216   1,475
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables......................     (892)     407     297
      Deposits relating to reinsured policyholder
       account balances.............................     (342)    (378)   (139)
      Accrued investment income.....................      (79)    (257)   (156)
      Federal income tax recoverable/payable........     (648)     811     --
      Other assets..................................   (1,280)  (1,019)   (145)
      Policy and contract claims....................      (23)      12     387
      Other liabilities and accrued expenses........      782      741     313
      Payable to affiliates.........................     (669)     397     526
      Due to separate account.......................      (34)    (108)    (14)
  Deferred tax expense..............................      732      615     897
  Policy acquisition costs deferred.................   (2,972)  (2,447) (2,263)
  Amortization of deferred policy acquisition costs.      424      285     369
  Interest credited to policyholder accounts........    4,738    4,126   3,833
  Net gain on sales and calls of fixed maturities...      (69)     (72)     (1)
                                                     --------  -------  ------
Net cash provided by operating activities...........    3,558    6,329   5,379
Cash flows from investing activities:
  Purchase of fixed maturities......................  (12,557) (15,290) (8,423)
  Sale or maturity of fixed maturities..............    5,255    6,860   3,082
  Increase in policy loans, net.....................   (1,923)  (2,358) (1,788)
                                                     --------  -------  ------
Net cash used in investing activities...............   (9,225) (10,788) (7,129)
                                                     --------  -------  ------
Cash flows from financing activities:
  Net policyholder account deposits.................    2,294    6,509   5,764
                                                     --------  -------  ------
Net increase (decrease) in cash and cash
 equivalents........................................   (3,373)   2,050   4,014
Cash and cash equivalents at beginning of year......    9,106    7,056   3,042
                                                     --------  -------  ------
Cash and cash equivalents at end of year............ $  5,733    9,106   7,056
                                                     ========  =======  ======
Income taxes received (paid)........................ $ (1,801)    (198)     93
                                                     ========  =======  ======

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 1997 AND 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1997 and 1996, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                        PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1997, 1996 and 1995. The actual crediting rate was 6.5% in 1997, ranged from 6.5% to 7.0% in 1996, and was 7.0% in 1995.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

(g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                        PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(2) INVESTMENTS

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997 and 1996 are as follows (000's):

                                                         1997
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======
                                                         1996
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,410      129         (5)     4,534
      Corporate securities............   51,489    1,161       (844)    51,806
      Mortgage-backed securities......    7,547      137       (110)     7,574
      Asset-backed securities.........    1,513       45        --       1,558
                                        -------    -----       ----     ------
                                        $64,959    1,472       (959)    65,472
                                        =======    =====       ====     ======

                        PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      ESTIMATED
                                                       AMORTIZED COST FAIR VALUE
                                                       -------------- ----------
      Due in one year or less.........................    $ 3,092        3,124
      Due after one year through five years...........     10,443       10,846
      Due after five years through ten years..........     15,444       15,890
      Due after ten years through twenty years........     34,228       36,535
      Mortgage-backed securities......................      9,124        9,309
                                                          -------       ------
                                                          $72,331       75,704
                                                          =======       ======

  Proceeds from sales of fixed maturities during 1997, 1996 and 1995 were $1,328,585, $4,129,254 and $264,750 respectively. Gross gains of $68,876,
$71,604 and $1,338 were realized on those sales in 1997, 1996 and 1995, respectively.

  The sources of net investment income follow (000s):

                                                              1997   1996  1995
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 4,941 4,626 4,109
      Short-term investments................................     608   449   338
      Policy loans and other................................     807   680   480
                                                             ------- ----- -----
                                                             $ 6,356 5,755 4,927
      Investment expenses...................................     (68)  (92)  (39)
                                                             ======= ===== =====
          Net investment income............................. $ 6,288 5,663 4,888
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                                    1997   1996
                                                                   ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale....................... $3,373   513
        Deferred policy acquisition costs.........................   (361)  (17)
      Deferred income taxes....................................... (1,054) (174)
                                                                   ------  ----
      Net unrealized appreciation (depreciation).................. $1,958   322
                                                                   ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,982,000 and $3,909,000 at December 31, 1997 and 1996, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1997, 1996 and 1995 as they relate to transactions with affiliates are summarized as follows (000's):

                        PARAGON LIFE INSURANCE COMPANY

                                                         1997     1996    1995
                                                        -------  ------  ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded................  $13,001  10,264   8,607
        Policy benefits ceded.........................   14,070   6,274   6,881
        Commissions and expenses ceded................      195     114      94
        Reinsurance recoverables......................    1,661     774   1,183

  Ceded premiums and benefits to nonaffiliates for 1997, 1996 and 1995 were insignificant.

(4) DEFERRED POLICY ACQUISITION COSTS

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Balance at beginning of year....................  $15,776  13,006  12,496
      Policy acquisition costs deferred...............    2,972   2,447   2,263
      Policy acquisition costs amortized..............     (424)   (285)   (369)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (344)    608  (1,384)
                                                        -------  ------  ------
      Balance at end of year..........................  $17,980  15,776  13,006
                                                        =======  ======  ======

(5) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Current tax (benefit) expense...................  $ 1,153   1,123    (116)
      Deferred tax expense............................      732     615     897
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Computed "expected" tax expense.................  $ 2,022   1,734     790
      Other, net......................................     (137)      4      (9)
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 and 1996 are presented below (000's):

                                                                    1997   1996
                                                                   ------- -----
      Deferred tax assets:
        Unearned reinsurance allowances........................... $   217   153
        Policy and contract liabilities...........................   1,031 1,305
        Tax capitalization of acquisition costs...................   1,755 1,386
        Other, net................................................      76    69
                                                                   ------- -----
          Total deferred tax assets............................... $ 3,079 2,913
                                                                   ======= =====
      Deferred tax liabilities:
        Unrealized gain on investments............................ $ 1,054   174
        Deferred policy acquisition costs.........................   6,419 5,520
                                                                   ------- -----
          Total gross deferred tax liabilities.................... $ 7,473 5,694
                                                                   ======= =====
          Net deferred tax liabilities............................ $ 4,394 2,781
                                                                   ======= =====

                        PARAGON LIFE INSURANCE COMPANY

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1997, 1996 and 1995 were $1,348,198, $1,250,396 and $1,103,028, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1997, 1996 or 1995 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $198,972, $80,434 and $149,747 for 1997, 1996 and 1995, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1997, 1996 and 1995, as determined using statutory accounting practices, is summarized as follows (000's):

                                                         1997    1996   1995
                                                        ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities..................................... $10,848 10,751 10,778
      Net income (loss) as reported to regulatory
       authorities..................................... $ 1,452    982   (920)

                        PARAGON LIFE INSURANCE COMPANY

(9) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,452,000. Paragon did not pay dividends in 1997, 1996 or 1995.

(10) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1997, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities and equipment under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1998............................ $  503
               1999............................    490
               2000............................    486
               2001............................    189
                                                ------
                                                $1,668
                                                ======

  Rent expense totaled $433,864, $388,976 and $256,631 in 1997, 1996 and 1995,
respectively.

[LOGO OF KPMG PEAT MARWICK LLP]

                       INDEPENDENT AUDITORS' REPORT

The Board of Directors

Paragon Life Insurance Company and

 Policyholders of Separate Account B's Scudder Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, International, Capital Growth, Balanced, Bond, and Growth and Income Divisions of Paragon Separate Account B as of December 31, 1997, and related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with the Scudder Variable Life Investment Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, International, Capital Growth, Balanced, Bond, and Growth and Income Divisions of Paragon Separate Account B as of December 31, 1997, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP
April 4, 1998

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF NET ASSETS
                               DECEMBER 31, 1997

                          MONEY                   CAPITAL                       GROWTH &
                          MARKET   INTERNATIONAL  GROWTH    BALANCED    BOND     INCOME
                         DIVISION    DIVISION    DIVISION   DIVISION  DIVISION  DIVISION
                         --------  ------------- ---------  --------  --------  --------
Net Assets:
  Investments in Scudder
   Investments, at Mar-
   ket Value (See Sched-
   ule of Investments... $32,808      511,859    1,220,092  537,555   128,236   219,321
  Receivable(payable)
   from/to Paragon Life
   Insurance Company....     (24)        (372)        (886)    (389)      (93)     (158)
                         -------      -------    ---------  -------   -------   -------
    Total Net Assets....  32,784      511,487    1,219,206  537,166   128,143   219,163
                         =======      =======    =========  =======   =======   =======
  Group Variable Univer-
   sal Life Cash Value
   Invested in Separate
   Account..............  32,784      511,487    1,219,206  537,166   128,143   219,163
                         -------      -------    ---------  -------   -------   -------
                         $32,784      511,487    1,219,206  537,166   128,143   219,163
                         =======      =======    =========  =======   =======   =======
Total Units Held........  28,422       35,499       49,047   34,381    14,815    17,178
Net Asset Value Per
 Unit................... $  1.15        14.41        24.86    15.62      8.65     12.76
Cost of Investments..... $32,808      433,337      903,577  440,293   128,201   181,702
                         =======      =======    =========  =======   =======   =======




                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS

             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                              MONEY MARKET          INTERNATIONAL          CAPITAL GROWTH
                                DIVISION               DIVISION               DIVISION          BALANCED DIVISION
                          ---------------------- --------------------  ----------------------  --------------------
                           1997    1996    1995   1997   1996   1995    1997    1996    1995    1997   1996   1995
                          ------  ------  ------ ------ ------ ------  ------- ------- ------  ------ ------ ------
Investment Income:
 Dividend Income........  $1,697   1,156     870  6,239  6,611    170   67,231   7,660  2,831  12,268  8,168  5,137
Expenses:
 Mortality and Expense
 Charge.................     260     211     142  3,814  3,190  2,056    8,396   5,890  3,431   3,712  2,869  1,617
                          ------  ------  ------ ------ ------ ------  ------- ------- ------  ------ ------ ------
   Net Investment Income
   (Expense)............   1,437     945     728  2,425  3,421 (1,886)  58,835   1,770   (600)  8,556  5,299  3,520
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............     --      --      --   3,268    --     485    2,366  40,680  6,078  20,984  6,958    673
 Proceeds from Sales....  18,673   6,474   7,711 68,547 64,427 64,140  149,231 113,945 74,163  70,741 60,612 41,367
 Cost of Investments
 Sold...................  18,673   6,474   7,711 56,471 56,562 61,059  104,692  92,669 68,867  56,070 51,183 38,636
                          ------  ------  ------ ------ ------ ------  ------- ------- ------  ------ ------ ------
   Net Realized Gain on
   Investments..........     --      --      --  15,344  7,865  3,566   46,905  61,956 11,374  35,655 16,387  3,404
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......     --      --      --  59,971 25,477   (364) 120,746  72,588 (4,175) 43,162 32,744   (122)
 Unrealized Gain (Loss)
 End of Year............     --      --      --  78,522 59,971 25,477  316,515 120,746 72,588  97,262 43,162 32,744
                          ------  ------  ------ ------ ------ ------  ------- ------- ------  ------ ------ ------
 Net Unrealized Gain
 (Loss) on Investments..     --      --      --  18,551 34,494 25,841  195,769  48,158 76,763  54,100 10,418 32,866
                          ------  ------  ------ ------ ------ ------  ------- ------- ------  ------ ------ ------
   Net Gain (Loss) on
   Investments..........     --      --      --  33,895 42,359 29,407  242,674 110,114 88,137  89,755 26,805 36,270
                          ------  ------  ------ ------ ------ ------  ------- ------- ------  ------ ------ ------
Increase (Decrease) in
Assets Resulting from
Operations..............  $1,437     945     728 36,320 45,780 27,521  301,509 111,884 87,537  98,311 32,104 39,790
                          ======  ======  ====== ====== ====== ======  ======= ======= ======  ====== ====== ======

                                                   GROWTH & INCOME
                             BOND DIVISION             DIVISION
                          ---------------------- --------------------
                           1997    1996    1995   1997   1996   1995
                          ------  ------  ------ ------ ------ ------
Investment Income:
 Dividend Income........  $5,950   7,646   3,661  3,833  1,558    153
Expenses:
 Mortality and Expense
 Charge.................     930     840     519  1,275    562     55
                          ------  ------  ------ ------ ------ ------
   Net Investment Income
   (Expense)............   5,020   6,806   3,142  2,558    996     98
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............   1,659     --      --   3,309    208     27
 Proceeds from Sales....  27,553  14,092  11,832 26,569 50,395  1,961
 Cost of Investments
 Sold...................  24,606  12,863  11,059 22,348 45,641  1,739
                          ------  ------  ------ ------ ------ ------
   Net Realized Gain on
   Investments..........   4,606   1,229     773  7,530  4,962    249
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......      51   5,666     493  7,630  1,300      7
 Unrealized Gain (Loss)
 End of Year............      35      51   5,666 37,619  7,630  1,300
                          ------  ------  ------ ------ ------ ------
 Net Unrealized Gain
 (Loss) on Investments..     (16) (5,615)  5,173 29,989  6,330  1,293
                          ------  ------  ------ ------ ------ ------
   Net Gain (Loss) on
   Investments..........   4,590  (4,386)  5,946 37,519 11,292  1,542
                          ------  ------  ------ ------ ------ ------
Increase (Decrease) in
Assets Resulting from
Operations..............  $9,610   2,420   9,088 40,077 12,288  1,640
                          ======  ======  ====== ====== ====== ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                           MONEY MARKET DIVISION   INTERNATIONAL DIVISION      CAPITAL GROWTH DIVISION
                          ------------------------ -------------------------  -------------------------
                            1997    1996    1995    1997     1996     1995      1997     1996    1995
                          -------- ------- ------- -------  -------  -------  --------- ------- -------
Operations:
 Net Investment Income
 (Expense)..............  $  1,437     945     728   2,425    3,421   (1,886)    58,835   1,770    (600)
 Net Realized Gain
 (Loss) on Investments..       --      --      --   15,344    7,865    3,566     46,905  61,956  11,374
 Net Unrealized Gain
 (Loss) on Investments..       --      --      --   18,551   34,494   25,841    195,769  48,158  76,763
                          -------- ------- ------- -------  -------  -------  --------- ------- -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........     1,437     945     728  36,320   45,780   27,521    301,509 111,884  87,537
 Net Deposits into Sepa-
 rate Account...........     5,480   7,609   6,407  73,456   90,073  102,560    140,956 186,952 222,400
                          -------- ------- ------- -------  -------  -------  --------- ------- -------
   Increase in Net As-
   sets.................     6,917   8,554   7,062 109,776  135,853  130,081    442,465 298,836 309,937
Net Assets, Beginning of
Year....................    25,867  17,313  10,251 401,711  265,858  135,777    776,741 477,905 167,967
                          -------- ------- ------- -------  -------  -------  --------- ------- -------
Net Assets, End of Year.  $ 32,784  25,867  17,313 511,487  401,711  265,858  1,219,206 776,741 477,904
                          ======== ======= ======= =======  =======  =======  ========= ======= =======
                             BALANCED DIVISION          BOND DIVISION         GROWTH & INCOME DIVISION
                          ------------------------ -------------------------  -------------------------
                            1997    1996    1995    1997     1996     1995      1997     1996    1995
                          -------- ------- ------- -------  -------  -------  --------- ------- -------
Operations:
 Net Investment Income
 (Expense)..............  $  8,556   5,299   3,520   5,020    6,806    3,142      2,558     996      98
 Net Realized Gain
 (Loss) on Investments..    35,655  16,387   3,404   4,606    1,229      773      7,530   4,962     249
 Net Unrealized Gain
 (Loss) on Investments..    54,100  10,418  32,866     (16)  (5,615)   5,173     29,989   6,330   1,293
                          -------- ------- ------- -------  -------  -------  --------- ------- -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........    98,311  32,104  39,790   9,610    2,420    9,088     40,077  12,288   1,640
 Net Deposits into Sepa-
 rate Account...........    69,393  93,679 108,054  14,364   31,680   27,205     97,894  56,373   6,848
                          -------- ------- ------- -------  -------  -------  --------- ------- -------
   Increase in Net As-
   sets.................   167,704 125,783 147,844  23,974   34,100   36,293    137,971  68,661   8,488
Net Assets, Beginning of
Year....................   369,462 243,679  95,835 104,169   70,069   33,776     81,192  12,531   4,043
                          -------- ------- ------- -------  -------  -------  --------- ------- -------
Net Assets, End of Year.  $537,166 369,462 243,679 128,143  104,169   70,069    219,163  81,192  12,531
                          ======== ======= ======= =======  =======  =======  ========= ======= =======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1991. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on March 3, 1994. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into Divisions, six of which invests exclusively in shares of a single fund of Scudder Variable Life Investment Fund (Scudder), an open-end, diversified management investment company. These funds are the Money Market Portfolio, International Portfolio, Capital Growth Portfolio, Balanced Portfolio, Bond Portfolio, and Growth and Income Portfolio (the Funds). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

 Reclassifications

  The Separate Account has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable,

                          PARAGON SEPARATE ACCOUNT B
is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

(4) PURCHASES AND SALES OF SCUDDER VARIABLE LIFE INVESTMENT FUND SHARES

  During the years ended December 31, 1997, 1996, and 1995 purchases and proceeds from the sales of the Scudder Variable Life Investment Funds were as follows:

                          MONEY MARKET DIVISION   INTERNATIONAL DIVISION  CAPITAL GROWTH DIVISION
                         ------------------------ ----------------------- -----------------------
                           1997    1996    1995    1997    1996    1995    1997    1996    1995
                         -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases............... $ 23,916  13,868  13,976 138,552 151,355 164,644 282,658 294,894 293,131
Sales................... $ 18,673   6,474   7,711  68,547  64,427  64,140 149,231 113,945  74,163
                         ======== ======= ======= ======= ======= ======= ======= ======= =======
                                                                              GROWTH & INCOME
                            BALANCED DIVISION          BOND DIVISION             DIVISION
                         ------------------------ ----------------------- -----------------------
                           1997    1996    1995    1997    1996    1995    1997    1996    1995
                         -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases............... $136,801 151,544 147,804  41,077  44,942  38,518 123,344 106,656   8,754
Sales................... $ 70,741  60,612  41,367  27,553  14,092  11,832  26,569  50,395   1,961
                         ======== ======= ======= ======= ======= ======= ======= ======= =======

(5) ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1997, 1996, and 1995:

                             MONEY MARKET        INTERNATIONAL        CAPITAL GROWTH
                               DIVISION             DIVISION             DIVISION
                         -------------------- -------------------- --------------------
                          1997   1996   1995   1997   1996   1995   1997   1996   1995
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
 Deposits............... 21,325 12,898 13,545 10,046 12,404 15,567 13,559 17,686 22,304
 Withdrawals............ 16,319  5,806  7,295  4,720  4,940  5,639  6,577  6,420  5,299
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
 Net Increase in Units..  5,006  7,092  6,250  5,326  7,464  9,928  6,982 11,266 17,005
Outstanding Units,
 Beginning of Year...... 23,416 16,324 10,074 30,173 22,709 12,781 42,065 30,799 13,794
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................ 28,422 23,416 16,324 35,499 30,173 22,709 49,047 42,065 30,799
                         ====== ====== ====== ====== ====== ====== ====== ====== ======
                                                                     GROWTH & INCOME
                          BALANCED DIVISION      BOND DIVISION           DIVISION
                         -------------------- -------------------- --------------------
                          1997   1996   1995   1997   1996   1995   1997   1996   1995
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
 Deposits............... 10,116 12,690 14,882  5,071  5,817  5,517 11,243 11,954  1,138
 Withdrawals............  4,939  4,836  4,035  3,293  1,717  1,592  2,275  5,278    250
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
 Net Increase in Units..  5,177  7,854 10,847  1,778  4,100  3,925  8,968  6,676    888
Outstanding Units,
 Beginning of Year...... 29,204 21,350 10,503 13,037  8,937  5,012  8,210  1,534    646
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................ 34,381 29,204 21,350 14,815 13,037  8,937 17,178  8,210  1,534
                         ====== ====== ====== ====== ====== ====== ====== ====== ======

                          PARAGON SEPARATE ACCOUNT B

(6) RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares of Scudder Variable Life Investment Fund. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1997, 1996, and 1995:

                          MONEY MARKET DIVISION      INTERNATIONAL DIVISION     CAPITAL GROWTH DIVISION
                         --------------------------  -------------------------  -------------------------
                           1997     1996     1995     1997     1996     1995     1997     1996     1995
                         --------  -------  -------  -------  -------  -------  -------  -------  -------
Total Gross Deposits.... $ 18,433   17,177   15,728  172,592  183,290  187,321  334,899  333,168  304,665
Surrenders and
 Withdrawals............  (13,596)  (1,433)  (1,878) (30,987) (20,546)  (6,334) (56,497) (19,152)  (5,721)
Transfers Between Funds
 and
 General Account........    8,319   (1,387)  (1,374) (12,712) (10,737) (22,137)  (1,888)  (9,053)  16,250
                         --------  -------  -------  -------  -------  -------  -------  -------  -------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........   13,156   14,357   12,476  128,893  152,007  158,850  276,514  304,963  315,194
Deductions:.............
 Premium Expense
  Charges...............      543      501      468    5,084    5,346    5,576    9,865    9,718    9,068
 Monthly Expense
  Charges...............      433      305      419    4,050    4,714    4,596    7,859    8,860    7,658
 Cost of Insurance and
  Optional Benefits.....    6,700    5,942    5,182   46,303   51,874   46,118  117,834   99,433   76,068
                         --------  -------  -------  -------  -------  -------  -------  -------  -------
   Total Deductions.....    7,676    6,748    6,069   55,437   61,934   56,290  135,558  118,011   92,794
                         --------  -------  -------  -------  -------  -------  -------  -------  -------
Net Deposits from
 Policyholders.......... $  5,480    7,609    6,407   73,456   90,073  102,560  140,956  186,952  222,400
                         ========  =======  =======  =======  =======  =======  =======  =======  =======
                                                                                    GROWTH & INCOME
                            BALANCED DIVISION             BOND DIVISION                DIVISION
                         --------------------------  -------------------------  -------------------------
                           1997     1996     1995     1997     1996     1995     1997     1996     1995
                         --------  -------  -------  -------  -------  -------  -------  -------  -------
Total Gross Deposits.... $168,771  183,446  164,138   52,193   54,516   43,869  129,485   83,186    8,921
Surrenders and
 Withdrawals............  (34,296) (19,050) (10,199)  (9,875)  (3,481)  (2,002)  (7,167) (37,530)     --
Transfers Between Funds
 and
 General Account........   (2,412)  (9,771)   5,283   (9,318)  (1,088)       0   15,123   32,036    1,978
                         --------  -------  -------  -------  -------  -------  -------  -------  -------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........  132,063  154,625  159,222   33,000   49,947   41,867  137,441   77,692   10,899
Deductions:
 Premium Expense
  Charges...............    4,971    5,351    4,886    1,537    1,590    1,306    3,814    2,426      266
 Monthly Expense
  Charges...............    3,961    4,330    4,158    1,225    1,230    1,214    3,039      662      141
 Cost of Insurance and
  Optional Benefits.....   53,738   51,265   42,124   15,874   15,447   12,142   32,694   18,231    3,644
                         --------  -------  -------  -------  -------  -------  -------  -------  -------
   Total Deductions.....   62,670   60,946   51,168   18,636   18,267   14,662   39,547   21,319    4,051
                         --------  -------  -------  -------  -------  -------  -------  -------  -------
Net Deposits from
 Policyholders.......... $ 69,393   93,679  108,054   14,364   31,680   27,205   97,894   56,373    6,848
                         ========  =======  =======  =======  =======  =======  =======  =======  =======

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                                   NUMBER     MARKET
                                                  OF SHARES   VALUE      COST
                                                  --------- ---------- --------
Scudder Variable Insurance Series
  Money Market Division..........................  32,808   $   32,808 $ 32,808
  International Division.........................  36,276      511,859  433,337
  Capital Growth Division........................  59,142    1,220,092  903,577
  Balanced Division..............................  40,418      537,555  440,293
  Bond Division..................................  18,666      128,236  128,201
  Growth & Income Division.......................  19,105      219,321  181,702




                 See Accompanying Independent Auditor's Report.

                                  APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .518%, representing the average of the fees incurred by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus), and a .105% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1997. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.523%, 4.477%, and 10.477%, respectively. An expense reimbursement arrangement exists between the Company and Scudder Variable Fund, as part of the Scudder Variable Fund's participation agreement with the Company. However, fund assets are of a sufficient size that no reimbursement is currently necessary. Scudder did not reimburse expenses in 1997 for any Portfolio.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                 1.523%)
                             --------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                             -------------------------------      -------------------------------
            PREM              CASH              DEATH              CASH              DEATH
 YR        @5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       -------           -------           --------           -------           --------
  1        $ 6,161           $ 3,049           $500,000           $ 4,881           $500,000
  2         12,630             5,898            500,000             9,603            500,000
  3         19,423             8,504            500,000            14,204            500,000
  4         26,555            10,859            500,000            18,618            500,000
  5         34,045            12,939            500,000            22,856            500,000
  6         41,908            14,724            500,000            26,922            500,000
  7         50,165            16,185            500,000            30,819            500,000
  8         58,834            17,280            500,000            34,492            500,000
  9         67,937            17,973            500,000            38,006            500,000
 10         77,496            18,232            500,000            41,304            500,000
 11         87,532            18,048            500,000            44,332            500,000
 12         98,070            17,389            500,000            47,156            500,000
 13        109,134            16,248            500,000            49,725            500,000
 14        120,752            14,595            500,000            51,986            500,000
 15        132,951            12,374            500,000            53,946            500,000
 16        145,760             9,522            500,000            55,609            500,000
 17        159,209             5,924            500,000            56,921            500,000
 18        173,331             1,443            500,000            57,829            500,000
 19        188,159                 0                  0            58,344            500,000
 20        203,728                 0                  0            58,409            500,000
 25        294,060                 0                  0            49,082            500,000
 30        409,348                 0                  0            10,567            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.477%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,149           $500,000           $  5,040           $500,000
  2          12,630             6,281            500,000             10,219            500,000
  3          19,423             9,349            500,000             15,581            500,000
  4          26,555            12,341            500,000             21,065            500,000
  5          34,045            15,225            500,000             26,684            500,000
  6          41,908            17,976            500,000             32,450            500,000
  7          50,165            20,553            500,000             38,371            500,000
  8          58,834            22,905            500,000             44,396            500,000
  9          67,937            24,982            500,000             50,597            500,000
 10          77,496            26,737            500,000             56,924            500,000
 11          87,532            28,143            500,000             63,329            500,000
 12          98,070            29,149            500,000             69,883            500,000
 13         109,134            29,727            500,000             76,544            500,000
 14         120,752            29,825            500,000             83,269            500,000
 15         132,951            29,361            500,000             90,069            500,000
 16         145,760            28,242            500,000             96,958            500,000
 17         159,209            26,319            500,000            103,895            500,000
 18         173,331            23,410            500,000            110,841            500,000
 19         188,159            19,316            500,000            117,813            500,000
 20         203,728            13,824            500,000            124,776            500,000
 25         294,060                 0                  0            157,449            500,000
 30         409,348                 0                  0            177,708            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                  10.477%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,247           $500,000           $  5,197           $500,000
  2          12,630             6,672            500,000             10,849            500,000
  3          19,423            10,249            500,000             17,044            500,000
  4          26,555            13,984            500,000             23,769            500,000
  5          34,045            17,869            500,000             31,091            500,000
  6          41,908            21,901            500,000             39,077            500,000
  7          50,165            26,064            500,000             47,803            500,000
  8          58,834            30,333            500,000             57,293            500,000
  9          67,937            34,684            500,000             67,696            500,000
 10          77,496            39,099            500,000             79,060            500,000
 11          87,532            43,583            500,000             91,440            500,000
 12          98,070            48,117            500,000            105,017            500,000
 13         109,134            52,713            500,000            119,886            500,000
 14         120,752            57,358            500,000            136,154            500,000
 15         132,951            62,019            500,000            153,998            500,000
 16         145,760            66,655            500,000            173,620            500,000
 17         159,209            71,175            500,000            195,203            500,000
 18         173,331            75,468            500,000            218,964            500,000
 19         188,159            79,405            500,000            245,202            500,000
 20         203,728            82,857            500,000            274,219            500,000
 25         294,060            88,388            500,000            475,582            551,676
 30         409,348            44,777            500,000            809,091            865,727

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -1.523%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  8,811           $508,811           $ 10,648           $510,648
  2          25,261             17,317            517,317             21,040            521,040
  3          38,846             25,474            525,474             31,214            531,214
  4          53,111             33,276            533,276             41,104            541,104
  5          68,090             40,699            540,699             50,718            550,718
  6          83,817             47,725            547,725             60,061            560,061
  7         100,330             54,324            554,324             69,138            569,138
  8         117,669             60,455            560,455             77,888            577,888
  9         135,875             66,085            566,085             86,379            586,379
 10         154,992             71,185            571,185             94,553            594,553
 11         175,064             75,751            575,751            102,347            602,347
 12         196,140             79,757            579,757            109,833            609,833
 13         218,269             83,204            583,204            116,956            616,956
 14         241,505             86,072            586,072            123,658            623,658
 15         265,903             88,315            588,315            129,944            629,944
 16         291,521             89,886            589,886            135,820            635,820
 17         318,419             90,686            590,686            141,228            641,228
 18         346,663             90,604            590,604            146,110            646,110
 19         376,319             89,528            589,528            150,480            650,480
 20         407,457             87,361            587,361            154,281            654,281
 25         588,120             58,436            558,436            161,807            661,807
 30         818,697                  0                  0            138,763            638,763

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.477%)
                          ----------------------------------------------------------------------
                                GUARANTEED*                           CURRENT**
                          ---------------------------------    ---------------------------------
           PREM             CASH              DEATH              CASH              DEATH
 YR       @ 5.00%           VALUE            BENEFIT             VALUE            BENEFIT
 ---      -------         ---------         -----------        ---------         -----------
  1       $12,322         $   9,099         $  509,099         $  10,996         $  510,996
  2        25,261            18,428            518,428            22,386            522,386
  3        38,846            27,949            527,949            34,226            534,226
  4        53,111            37,657            537,657            46,461            546,461
  5        68,090            47,532            547,532            59,115            559,115
  6        83,817            57,555            557,555            72,208            572,208
  7       100,330            67,697            567,697            85,759            585,759
  8       117,669            77,915            577,915            99,721            599,721
  9       135,875            88,168            588,168           114,179            614,179
 10       154,992            98,422            598,422           129,090            629,090
 11       175,064           108,664            608,664           144,406            644,406
 12       196,140           118,859            618,859           160,212            660,212
 13       218,269           128,996            628,996           176,469            676,469
 14       241,505           139,045            639,045           193,130            693,130
 15       265,903           148,944            648,944           210,215            710,215
 16       291,521           158,627            658,627           227,740            727,740
 17       318,419           167,975            667,975           245,660            745,660
 18       346,663           176,843            676,843           263,925            763,925
 19       376,319           185,083            685,083           282,557            782,557
 20       407,457           192,550            692,550           301,504            801,504
 25       588,120           214,520            714,520           398,007            898,007
 30       818,697           190,751            690,751           483,778            983,778

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                       ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.477%)
                       -----------------------------------------------------------------
                             GUARANTEED*                        CURRENT**
                       -------------------------------   -------------------------------
          PREM            CASH            DEATH             CASH            DEATH
 YR      @ 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     -------       ----------       -----------      ----------       -----------
  1      $12,322       $    9,381       $  509,381       $   11,337       $  511,337
  2       25,261           19,563          519,563           23,762          523,762
  3       38,846           30,579          530,579           37,425          537,425
  4       53,111           42,502          542,502           52,381          552,381
  5       68,090           55,398          555,398           68,772          568,772
  6       83,817           69,343          569,343           86,748          586,748
  7      100,330           84,409          584,409          106,475          606,475
  8      117,669          100,663          600,663          128,068          628,068
  9      135,875          118,186          618,186          151,790          651,790
 10      154,992          137,072          637,072          177,797          677,797
 11      175,064          157,453          657,453          206,259          706,259
 12      196,140          179,447          679,447          237,501          737,501
 13      218,269          203,218          703,218          271,752          771,752
 14      241,505          228,920          728,920          309,260          809,260
 15      265,903          256,699          756,699          350,364          850,364
 16      291,521          286,711          786,711          395,443          895,443
 17      318,419          319,077          819,077          444,844          944,844
 18      346,663          353,911          853,911          498,951          998,951
 19      376,319          391,341          891,341          558,264        1,058,264
 20      407,457          431,520          931,520          623,261        1,123,261
 25      588,120          682,181        1,182,181        1,052,919        1,552,919
 30      818,697        1,036,684        1,536,684        1,721,080        2,221,080

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                                                   DEAN WITTER VARIABLE
                                                   INVESTMENT SERIES




                        [LOGO - PARAGON LIFE INSURANCE]




              GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1998

                                                                           50450

                             GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                        PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") Internal Revenue Service Employer Identification Number 43-1235869 which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of Dean Witter Variable Investment Series (the "Fund") an investment company comprised currently of fourteen Portfolios available as investment choices of the policies. The Separate Account will invest in the following Portfolios which correspond to the Divisions of Separate Account. The available investment portfolios ("Portfolios") are:

      Money Market Portfolio         Global Dividend Growth Portfolio
      Quality Income Plus Portfolio  European Growth Portfolio
      High Yield Portfolio           Pacific Growth Portfolio
      Utilities Portfolio            Capital Appreciation Portfolio
      Income Builder Portfolio       Equity Portfolio
      Dividend Growth Portfolio      Competitive Edge "Best Ideas" Portfolio
      Capital Growth Portfolio       Strategist Portfolio

  The prospectus for Dean Witter Variable Investment Series describes the investment objectives and policies, and the risks of portfolios.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For Dean Witter Variable Investment Series.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION, NOR HAS THE  COMMISSION PASSED UPON THE ACCURACY  OR
    ADEQUACY OF THIS  PROSPECTUS. ANY REPRESENTATION TO THE  CONTRARY IS A
     CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The Date Of This Prospectus Is May 1, 1998.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................   9
  The Company..............................................................   9
  The Separate Account.....................................................  10
  Dean Witter Variable Investment Series...................................  11
  Addition, Deletion, or Substitution of Investments.......................  13
Payment and Allocation of Premiums.........................................  13
  Issuance of a Policy.....................................................  13
  Premiums.................................................................  15
  Allocation of Net Premiums and Cash Value................................  16
  Policy Lapse and Reinstatement...........................................  16
Policy Benefits............................................................  17
  Death Benefit............................................................  17
  Cash Value...............................................................  21
Policy Rights and Privileges...............................................  22
  Exercising Rights and Privileges Under the Policies......................  22
  Loans....................................................................  22
  Surrender and Partial Withdrawals........................................  24
  Transfers................................................................  25
  Right to Examine Policy..................................................  25
  Conversion Right to a Fixed Benefit Policy...............................  25
  Eligibility Change Conversion............................................  26
  Payment of Benefits at Maturity..........................................  26
  Payment of Policy Benefits...............................................  26
Charges and Deductions.....................................................  27
  Premium Expense Charge...................................................  27
  Premium Tax Charge.......................................................  28
  Monthly Deduction........................................................  28
  Partial Withdrawal Transaction Charge....................................  30
  Separate Account Charges.................................................  31
General Matters Relating to the Policy.....................................  31
Distribution of the Policies...............................................  34
General Provisions of the Group Contract...................................  35
Federal Tax Matters........................................................  36
Possible Changes in Taxation...............................................  39
Safekeeping of the Separate Account's Assets...............................  39
Voting Rights..............................................................  39
State Regulation of the Company............................................  40
Management of the Company..................................................  41
Legal Matters..............................................................  42
Legal Proceedings..........................................................  42
Experts....................................................................  42
Additional Information.....................................................  42
Financial Statements.......................................................  42
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Division--A subaccount of the Separate Account. Each Division invests exclusively in the shares of a Portfolio of Dean Witter Variable Investment Series.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Portfolio--A separate investment portfolio of Dean Witter Variable Investment Series, the mutual fund in which the Separate Account's assets are invested.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs.

Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account has Divisions, each of which invests in shares of a corresponding Portfolio of the Fund. The fourteen Portfolios currently available with the Policy are the Money Market Portfolio, Quality Income Plus Portfolio, High Yield Portfolio, Utilities Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Capital Growth Portfolio, Global Dividend Growth Portfolio, European Growth Portfolio, Pacific Growth Portfolio, Capital Appreciation Portfolio, Equity Portfolio, Competitive Edge "Best Ideas" Portfolio and Strategist Portfolio. Each Portfolio has a different investment objective. (See "The Separate Account--Dean Witter Variable Investment Series.") An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth (1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse.

Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and
Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the accelerated death benefit settlement option rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, loan account interest rate credited any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. Generally, there are no sales charges under a Policy. However, a front-end charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 1/4 percent to cover state premium taxes will be deducted from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured. See "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge of .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes or to pay any economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Separate Account or the Policies. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Fund because the Separate Account purchases the shares of the Fund. (See "Charges and Deductions--Separate Account Charges.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: Money Market Portfolio
 .52%; Quality Income Plus Portfolio .53%; High Yield Portfolio .53%; Utilities Portfolio .67%; Income Builder Portfolio .15%; Dividend Growth Portfolio .54%; Capital Growth Portfolio .71%; Global Dividend Growth Portfolio .84%; European Growth Portfolio 1.12%; Pacific Growth Portfolio 1.44%; Capital Appreciation Portfolio .00%; Equity Portfolio .52%; and Strategist Portfolio .52%. Dean Witter InterCapital Inc. ("InterCapital") assumed all expenses and waived its management fee for the period January 21, 1997, through December 3, 1997, for Income Builder Portfolio; and will continue to assume all expenses and waive its management fee for Capital Appreciation Portfolio until the attainment by that portfolio of $50 million in net assets or July 31, 1998, whichever occurs first. Without this arrangement, Income Builder Portfolio's expenses would have been .99% and Capital Appreciation Portfolio's expenses would have been
 .97%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," and "Policy Rights and Privileges--
Surrender and Partial Withdrawals, Transfers," and "Charges and Deductions-- Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested, and (b) is the amount of outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges-- Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-7 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions, nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                     THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1997, it had assets in excess of $240 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to ensure that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account may receive and invest net premiums for other flexible premium variable life insurance policies issued by the Company.

  The Separate Account is divided into Divisions. Each Division for the Policy invests exclusively in shares of a single portfolio of the Fund. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

DEAN WITTER VARIABLE INVESTMENT SERIES

  The Separate Account invests in shares of Dean Witter Variable Investment Series (referred to as the "Fund"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the funds describe in this section of the prospectus are currently available as investment choices of the policies even though additional Funds may be described in the prospectus for the Dean Witter Variable Investment Series. The Fund currently has fourteen separate investment portfolios ("Portfolios"); the following of which are currently invested in by the Separate Account:
Money Market Portfolio, Quality Income Plus Portfolio, High Yield Portfolio, Utilities Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Capital Growth Portfolio, Global Dividend Growth Portfolio, European Growth Portfolio, Pacific Growth Portfolio, Capital Appreciation Portfolio, Equity Portfolio, Competitive Edge "Best Ideas" Portfolio, and Strategist Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

  The investment objectives and policies of each Portfolio are summarized below:

  The Money Market Portfolio seeks high current income, preservation of capital, and liquidity by investing in certain money market instruments, principally U.S. government securities, bank obligations, and high grade commercial paper.

  The Quality Income Plus Portfolio seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in debt securities issued by the U.S. Government, its agencies and instrumentalities, including zero coupon securities and in fixed-income securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or non-rated securities of comparable quality, and by writing covered call and put options against such securities.

  The High Yield Portfolio seeks, as its primary objective, to earn a high level of current income by investing in a professionally managed diversified portfolio consisting principally of fixed-income securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's or non-rated securities of comparable quality, which are commonly known as junk bonds, and, as a secondary objective, capital appreciation when consistent with its primary objective.

  The Utilities Portfolio seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry.

  The Income Builder Portfolio seeks, as its primary objective, reasonable income and, as its secondary objective, growth of capital, by investing primarily in income producing equity securities, including common stock, preferred stock, and convertible securities.

  The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.

  The Capital Growth Portfolio seeks long-term capital growth by investing primarily in common stocks.

  The Global Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.

  The European Growth Portfolio seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Europe.

  The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand.

  The Capital Appreciation Portfolio seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that offer the potential for superior earnings growth and/or appear to be undervalued.

  The Equity Portfolio seeks, as its primary objective, growth of capital through investments in common stock of companies believed by the Investment Manager to have potential for superior growth and, as a secondary objective, income when consistent with its primary objective.

  The Competitive Edge "Best Ideas" Portfolio seeks as its investments objective, long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in the common stock of U.S. and non U.S. companies included in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled and maintained by Morgan Stanley Dean Witter Equity Research and such Supplemental Securities chosen by the Investment Manager.

  The Strategist Portfolio seeks a high total investment return through a fully managed investment policy utilizing equity securities, fixed-income securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's (or non-rated securities of comparable quality), and money market securities, and covered call and put options.

  There is no assurance that any of the Portfolios will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Fund, which must accompany or precede this Prospectus and which should be read carefully.

  Dean Witter InterCapital Inc. ("InterCapital") provides investment management services to the Fund in accordance with the terms of the current prospectus for the Fund. The Portfolios pay investment management fees to InterCapital as part of their expenses. See the Fund prospectus for details regarding these fees.

  Resolving Material Conflicts. All of the Portfolios of the Fund are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Portfolios. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Portfolios, to resolve the matter. See the Fund prospectus for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or of another registered open-end investment company, if the shares of a Portfolio are no longer available for investment, or if in the Company's judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of the Fund will always be available. The Fund sells shares to the Separate Account in accordance with the terms of a participation agreement between the Fund and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the Fund shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of the Fund. In the event that the Fund is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home

Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer;
(ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  The first time an employee is given the opportunity to purchase a Policy, the Company will issue the Policy and any spouse or children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs depending upon number of eligible employees or if other existing coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue, the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates:
(a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a policy less the premium tax charge. (See "Charges and Deductions--Premium Expense Charge.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction, premium expense charge, and premium tax charge. (See "Charges and Deductions." page 26.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums-- Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums," page
12), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction-- Cost of Insurance.")

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions-- Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit,") decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments," page 30.) The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, loan account interest rate credited, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans.") The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 10 days after receiving it or such longer period required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit,") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction.") If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies.The Company may realize a profit on one or more of these charges, such as the mortality and expense risk charge. We may use any such profits for any corporate purpose, including, among other things, payments of sales expenses.

PREMIUM EXPENSE CHARGE

  Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement,") any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or one percent, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes a premium expense charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (see "Charges and Deductions--Premium Tax Charge," below) equals the net premium.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes premium payments will be reduced by a premium tax charge of 2 1/4 percent from all Policies.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group

Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits".)

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate of .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of the Fund. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Fund. (See "Dean Witter Variable Investment Series.")

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Insured will be considered Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The
Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to the Company that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor," in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death payment under this Rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Dean Witter Variable Investment Series and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                         DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service Employer Identification Number is 43-1333368. It is a Missouri Corporation formed May 4, 1984. The Policies are distributed by the Company on behalf of Walnut Street or through broker-dealers who have entered into written sales agreements with Walnut Street.

  Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on collected premiums (premiums received less refunds if any) received by the Company as well as Policy Cash Surrender Value. Maximum commissions based on premiums received and payable to a broker-dealer during the first Policy Year are 15% of the premiums received that do not exceed the cost of insurance assessed during that year. In addition, maximum commissions, based on Policy Cash Surrender Value, in all Policy Years through Policy Year 20 are 0.2% of the average of the beginning and ending Policy Year Net Cash Surrender Value. In no event will commissions be payable for more than 20 years.

  Walnut Street received $6,985 commissions on the Policies for the year ended December 31, 1997, $33,002 for the year ended December 31, 1996; and zero commission for the year ended December 31, 1995.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges-- Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5,
1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the Fund or its investments, the Fund has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account, through the Fund, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.


  Pursuant to the recently held enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Opinion Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated benefit payment under this Rider.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in a existing Policy should consult a tax advisor.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                         POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to the legislative developments and their effect on the Policy.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares of the Fund held in the Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. Fractional shares will be counted. The number of votes of the Portfolio which the Owner has right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

  Because the Portfolios of the Fund serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Portfolio shares held in the Separate Account for which no timely voting instructions are received and Portfolio shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Portfolio. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Portfolios or to approve or disapprove an investment advisory contract for the Portfolio. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of the Portfolio or the Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

PREPARING FOR YEAR 2000

  Like all financial services providers, the Company utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including the Funds, that also may be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort is substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, it is not anticipated that Policy owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Company currently anticipates that its systems will be Year 2000 compliant on or about December 1, 1998, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                           MANAGEMENT OF THE COMPANY

     NAME                                PRINCIPAL OCCUPATION(S)
                                         DURING PAST FIVE YEARS*
EXECUTIVE OFFICERS**

  Carl H. Anderson@        President and Chief Executive Officer since June,
                           1986. Vice President, New Ventures, since June
                           1986, General American Life Insurance Co., St.
                           Louis, Mo. (GenAm).

  Matthew K. Duffy         Vice President and Chief Financial Officer since
                           July, 1996. Formerly, Director of Accounting,
                           Prudential Insurance Company of America, March,
                           1987-June, 1996.

  E. Thomas Hughes, Jr.@   Treasurer since December, 1994. Corporate Actuary
  General American Life    and Treasurer, GenAm since October, 1994. Executive
   Insurance Company 700   Vice President--Group Pensions, GenAm January,
  Market Street St.        1990-October, 1994.
  Louis, MO 63101

  Matthew P. McCauley@     Vice President and General Counsel since 1984.
  General American Life    Secretary since August, 1981. Vice President and
   Insurance Company 700   Associate General Counsel, GenAm, since December
  Market Street St.        30, 1995.
  Louis, MO 63101

  Craig K. Nordyke@        Executive Vice President and Chief Actuary since
                           November, 1996. Vice President and Chief Actuary,
                           August, 1990-November, 1996. Second Vice President and Chief Actuary, May, 1987-August, 1990.

  George E. Phillips       Vice President--Operations and System Development
                           since January, 1995. Formerly, Senior Vice
                           President, Fortis, Inc. July, 1991-August, 1994.
                           Vice President, Mutual Benefit prior to July, 1991.

DIRECTORS***

  Richard A. Liddy         Chairman, President, and Chief Executive Officer
                           GenAm, since May, 1992. President and Chief Operat-ing Officer, GenAm, May, 1988-May, 1992.

  Leonard M. Rubenstein    Chairman and Chief Executive Officer--Conning Cor-
                           poration and Conning Asset Management Company since
                           January, 1997. Executive Vice President--Invest-ments, GenAm, February, 1991-January, 1997.

  Warren J. Winer          Executive Vice President--Group, GenAm, since Sep-
                           tember, 1995. Formerly, Managing Director, Wm. M.
                           Mercer, July, 1993-August, 1995; President, W. F.
                           Corroon, September, 1990-July, 1993.

  Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                           November, 1991. Vice President--Life Product Man-agement, GenAm, May, 1989-November, 1991.

  A. Greig Woodring        President, Reinsurance Group of America, Inc.,
                           since May, 1993, and Executive Vice President--
                           Reinsurance, GenAm, since January, 1990.
--------
*All positions listed are with the Company unless otherwise indicated.

**The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.

***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.

@Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

  The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

  The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account Divisions included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

LOGO

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 6, 1998

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                           (IN THOUSANDS OF DOLLARS)

                                                                  1997    1996
                                                                -------- -------
                            ASSETS
Fixed maturities, available for sale, at fair value............ $ 75,704  65,472
Policy loans...................................................   11,487   9,564
Cash and cash equivalents......................................    5,733   9,106
                                                                -------- -------
    Total cash and invested assets.............................   92,924  84,142
Reinsurance recoverables.......................................    1,733     841
Deposits relating to reinsured policyholder account balances...    6,416   6,074
Accrued investment income......................................    1,377   1,298
Deferred policy acquisition costs..............................   17,980  15,776
Fixed assets and leasehold improvements, net...................    2,609   1,365
Other assets...................................................      179     143
Separate account assets........................................  118,051  76,995
                                                                -------- -------
    Total assets............................................... $241,269 186,634
                                                                ======== =======
             LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholder account balances..................................   85,152  78,120
Policy and contract claims.....................................    1,085   1,108
Federal income taxes payable...................................      163     811
Other liabilities and accrued expenses.........................    3,486   2,704
Payable to affiliates..........................................    1,620   2,289
Due to separate account........................................       61      95
Deferred tax liability.........................................    4,394   2,781
Separate account liabilities...................................  118,051  76,995
                                                                -------- -------
    Total liabilities.......................................... $214,012 164,903
                                                                -------- -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding........................    2,050   2,050
  Additional paid-in capital...................................   17,950  17,950
  Net unrealized gain on investments, net......................    1,958     322
  Retained earnings............................................    5,299   1,409
                                                                -------- -------
    Total stockholder's equity................................. $ 27,257  21,731
                                                                -------- -------
    Total liabilities and stockholder's equity................. $241,269 186,634
                                                                ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                           1997    1996   1995
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $16,417 13,719  9,931
  Net investment income..................................   6,288  5,663  4,888
  Commissions and expense allowances on reinsurance
   ceded.................................................      10    114     96
  Net realized investment gains..........................      69     72      1
                                                          ------- ------ ------
    Total revenues.......................................  22,784 19,568 14,916
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,876  3,326  2,873
  Interest credited to policyholder account balances.....   4,738  4,126  3,833
  Commissions, net of capitalized costs..................     227     79     57
  General and administration expenses, net of capitalized
   costs.................................................   7,744  6,798  5,528
  Amortization of deferred policy acquisition costs......     424    285    369
                                                          ------- ------ ------
    Total benefits and expenses..........................  17,009 14,614 12,660
                                                          ======= ====== ======
    Income before federal income tax expense.............   5,775  4,954  2,256
Federal income tax expense...............................   1,885  1,738    781
                                                          ------- ------ ------
Net income............................................... $ 3,890  3,216  1,475
                                                          ======= ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                ADDITIONAL NET UNREALIZED RETAINED      TOTAL
                         COMMON  PAID-IN   GAIN (LOSS) ON EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    INVESTMENTS   (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
  Net income............    --       --           --        3,890       3,890
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         1,636         --        1,636
                         ------   ------       ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950        1,958       5,299      27,257
                         ======   ======       ======      ======      ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                       1997     1996     1995
                                                     --------  -------  ------
Cash flows from operating activities:
  Net income........................................ $  3,890    3,216   1,475
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables......................     (892)     407     297
      Deposits relating to reinsured policyholder
       account balances.............................     (342)    (378)   (139)
      Accrued investment income.....................      (79)    (257)   (156)
      Federal income tax recoverable/payable........     (648)     811     --
      Other assets..................................   (1,280)  (1,019)   (145)
      Policy and contract claims....................      (23)      12     387
      Other liabilities and accrued expenses........      782      741     313
      Payable to affiliates.........................     (669)     397     526
      Due to separate account.......................      (34)    (108)    (14)
  Deferred tax expense..............................      732      615     897
  Policy acquisition costs deferred.................   (2,972)  (2,447) (2,263)
  Amortization of deferred policy acquisition costs.      424      285     369
  Interest credited to policyholder accounts........    4,738    4,126   3,833
  Net gain on sales and calls of fixed maturities...      (69)     (72)     (1)
                                                     --------  -------  ------
Net cash provided by operating activities...........    3,558    6,329   5,379
Cash flows from investing activities:
  Purchase of fixed maturities......................  (12,557) (15,290) (8,423)
  Sale or maturity of fixed maturities..............    5,255    6,860   3,082
  Increase in policy loans, net.....................   (1,923)  (2,358) (1,788)
                                                     --------  -------  ------
Net cash used in investing activities...............   (9,225) (10,788) (7,129)
                                                     --------  -------  ------
Cash flows from financing activities:
  Net policyholder account deposits.................    2,294    6,509   5,764
                                                     --------  -------  ------
Net increase (decrease) in cash and cash
 equivalents........................................   (3,373)   2,050   4,014
Cash and cash equivalents at beginning of year......    9,106    7,056   3,042
                                                     --------  -------  ------
Cash and cash equivalents at end of year............ $  5,733    9,106   7,056
                                                     ========  =======  ======
Income taxes received (paid)........................ $ (1,801)    (198)     93
                                                     ========  =======  ======

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 1997 AND 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1997 and 1996, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                        PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1997, 1996 and 1995. The actual crediting rate was 6.5% in 1997, ranged from 6.5% to 7.0% in 1996, and was 7.0% in 1995.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

(g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                        PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(2) INVESTMENTS

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997 and 1996 are as follows (000's):

                                                         1997
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======
                                                         1996
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,410      129         (5)     4,534
      Corporate securities............   51,489    1,161       (844)    51,806
      Mortgage-backed securities......    7,547      137       (110)     7,574
      Asset-backed securities.........    1,513       45        --       1,558
                                        -------    -----       ----     ------
                                        $64,959    1,472       (959)    65,472
                                        =======    =====       ====     ======

                        PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      ESTIMATED
                                                       AMORTIZED COST FAIR VALUE
                                                       -------------- ----------
      Due in one year or less.........................    $ 3,092        3,124
      Due after one year through five years...........     10,443       10,846
      Due after five years through ten years..........     15,444       15,890
      Due after ten years through twenty years........     34,228       36,535
      Mortgage-backed securities......................      9,124        9,309
                                                          -------       ------
                                                          $72,331       75,704
                                                          =======       ======

  Proceeds from sales of fixed maturities during 1997, 1996 and 1995 were $1,328,585, $4,129,254 and $264,750 respectively. Gross gains of $68,876,
$71,604 and $1,338 were realized on those sales in 1997, 1996 and 1995, respectively.

  The sources of net investment income follow (000s):

                                                              1997   1996  1995
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 4,941 4,626 4,109
      Short-term investments................................     608   449   338
      Policy loans and other................................     807   680   480
                                                             ------- ----- -----
                                                             $ 6,356 5,755 4,927
      Investment expenses...................................     (68)  (92)  (39)
                                                             ======= ===== =====
          Net investment income............................. $ 6,288 5,663 4,888
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                                    1997   1996
                                                                   ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale....................... $3,373   513
        Deferred policy acquisition costs.........................   (361)  (17)
      Deferred income taxes....................................... (1,054) (174)
                                                                   ------  ----
      Net unrealized appreciation (depreciation).................. $1,958   322
                                                                   ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,982,000 and $3,909,000 at December 31, 1997 and 1996, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1997, 1996 and 1995 as they relate to transactions with affiliates are summarized as follows (000's):

                        PARAGON LIFE INSURANCE COMPANY

                                                         1997     1996    1995
                                                        -------  ------  ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded................  $13,001  10,264   8,607
        Policy benefits ceded.........................   14,070   6,274   6,881
        Commissions and expenses ceded................      195     114      94
        Reinsurance recoverables......................    1,661     774   1,183

  Ceded premiums and benefits to nonaffiliates for 1997, 1996 and 1995 were insignificant.

(4) DEFERRED POLICY ACQUISITION COSTS

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Balance at beginning of year....................  $15,776  13,006  12,496
      Policy acquisition costs deferred...............    2,972   2,447   2,263
      Policy acquisition costs amortized..............     (424)   (285)   (369)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (344)    608  (1,384)
                                                        -------  ------  ------
      Balance at end of year..........................  $17,980  15,776  13,006
                                                        =======  ======  ======

(5) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Current tax (benefit) expense...................  $ 1,153   1,123    (116)
      Deferred tax expense............................      732     615     897
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Computed "expected" tax expense.................  $ 2,022   1,734     790
      Other, net......................................     (137)      4      (9)
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 and 1996 are presented below (000's):

                                                                    1997   1996
                                                                   ------- -----
      Deferred tax assets:
        Unearned reinsurance allowances........................... $   217   153
        Policy and contract liabilities...........................   1,031 1,305
        Tax capitalization of acquisition costs...................   1,755 1,386
        Other, net................................................      76    69
                                                                   ------- -----
          Total deferred tax assets............................... $ 3,079 2,913
                                                                   ======= =====
      Deferred tax liabilities:
        Unrealized gain on investments............................ $ 1,054   174
        Deferred policy acquisition costs.........................   6,419 5,520
                                                                   ------- -----
          Total gross deferred tax liabilities.................... $ 7,473 5,694
                                                                   ======= =====
          Net deferred tax liabilities............................ $ 4,394 2,781
                                                                   ======= =====

                        PARAGON LIFE INSURANCE COMPANY

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1997, 1996 and 1995 were $1,348,198, $1,250,396 and $1,103,028, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1997, 1996 or 1995 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $198,972, $80,434 and $149,747 for 1997, 1996 and 1995, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1997, 1996 and 1995, as determined using statutory accounting practices, is summarized as follows (000's):

                                                         1997    1996   1995
                                                        ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities..................................... $10,848 10,751 10,778
      Net income (loss) as reported to regulatory
       authorities..................................... $ 1,452    982   (920)

                        PARAGON LIFE INSURANCE COMPANY

(9) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,452,000. Paragon did not pay dividends in 1997, 1996 or 1995.

(10) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1997, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities and equipment under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1998............................ $  503
               1999............................    490
               2000............................    486
               2001............................    189
                                                ------
                                                $1,668
                                                ======

  Rent expense totaled $433,864, $388,976 and $256,631 in 1997, 1996 and 1995,
respectively.

[LOGO OF KPMG PEAT MARWICK LLP]

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's Dean Witter Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth and Global Dividend Growth Divisions of Paragon Separate Account B as of December 31, 1997, and the related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with the Dean Witter Variable Investment Series. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth and Global Dividend Growth Divisions of Paragon Separate Account B as of December 31, 1997, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

April 4, 1998

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                               DECEMBER 31, 1997

                      MONEY                                      QUALITY   DIVIDEND            CAPITAL            PACIFIC
                      MARKET   HIGH YIELD  EQUITY   STRATEGIST INCOME PLUS  GROWTH   UTILITIES  GROWTH  EUROPEAN   GROWTH
                     DIVISION   DIVISION  DIVISION   DIVISION   DIVISION   DIVISION  DIVISION  DIVISION DIVISION  DIVISION
                     --------  ---------- --------  ---------- ----------- --------- --------- -------- --------  --------
NET ASSETS:
 Investments in
  Dean Witter
  Investments, at
  Market Value
  (See Schedule of
  Investments).....  $115,714   168,772   444,680    115,915     27,826    1,181,095  45,978   215,087  370,440   448,605
                     --------   -------   -------    -------     ------    ---------  ------   -------  -------   -------
 Receivable
  (payable)
  from/to Paragon
  Life Insurance
  Company..........      (107)     (139)     (374)      (100)       (24)         257     (38)      100     (316)     (108)
                     --------   -------   -------    -------     ------    ---------  ------   -------  -------   -------
   Total Net As-
    sets...........   115,607   168,633   444,306    115,815     27,802    1,181,352  45,940   215,187  370,124   448,497
                     ========   =======   =======    =======     ======    =========  ======   =======  =======   =======
TOTAL NET ASSETS
 REPRESENTED BY:
 Group Variable
  Universal Life
  Cash Value In-
  vested in Sepa-
  rate Account.....   115,607   168,633   444,306    115,815     27,802    1,181,352  45,940   215,187  370,124   448,497
                     --------   -------   -------    -------     ------    ---------  ------   -------  -------   -------
                     $115,607   168,633   444,306    115,815     27,802    1,181,352  45,940   215,187  370,124   448,497
                     ========   =======   =======    =======     ======    =========  ======   =======  =======   =======
Total Units Held...   104,879    21,211    10,816      7,184      2,254       49,337   2,287    10,417   14,308    73,026
Net Asset Value Per
 Unit..............  $   1.10      7.95     41.08      16.12      12.33        23.94   20.09     20.66    25.87      6.14
Cost of Invest-
 ments.............  $115,714   173,754   371,341    106,040     27,483      946,628  37,050   189,522  314,573   686,222
                     ========   =======   =======    =======     ======    =========  ======   =======  =======   =======
                      GLOBAL
                     DIVIDEND
                      GROWTH
                     DIVISION
                     ---------
NET ASSETS:
 Investments in
  Dean Witter
  Investments, at
  Market Value
  (See Schedule of
  Investments).....  648,676
                     ---------
 Receivable
  (payable)
  from/to Paragon
  Life Insurance
  Company..........     (270)
                     ---------
   Total Net As-
    sets...........  648,406
                     =========
TOTAL NET ASSETS
 REPRESENTED BY:
 Group Variable
  Universal Life
  Cash Value In-
  vested in Sepa-
  rate Account.....  648,406
                     ---------
                     648,406
                     =========
Total Units Held...   42,892
Net Asset Value Per
 Unit..............    15.12
Cost of Invest-
 ments.............  598,473
                     =========


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND FOR THE PERIOD FROM SEPTEMBER
                   1, 1995 (INCEPTION) TO DECEMBER 31, 1995

                              MONEY MARKET          HIGH YIELD               EQUITY
                                DIVISION             DIVISION               DIVISION
                          --------------------- --------------------- -----------------------
                           1997    1996   1995   1997    1996   1995   1997     1996    1995
                          ------- ------ ------ ------  ------  ----- -------  ------  ------
INVESTMENT INCOME:
  Dividend Income.......  $ 6,775  3,789    905 15,138   8,280  1,117   2,078   1,148     417
EXPENSES:
  Mortality and Expense
   Charge...............    1,180    687    150  1,075     590     96   3,039   1,791     336
                          ------- ------ ------ ------  ------  ----- -------  ------  ------
    NET INVESTMENT IN-
     COME (EXPENSE).....    5,595  3,101    755 14,063   7,690  1,021    (961)   (643)     81
NET REALIZED GAIN ON IN-
 VESTMENTS
  Realized Gain from
   Distributions........      --     --     --     --      --     --   22,106  24,488       -
  Proceeds from Sales...  125,617 25,758 17,805 21,931   5,902  4,027  62,902  33,967  11,006
  Cost of Investments
   Sold.................  125,617 25,758 17,805 19,948   5,514  3,988  50,493  30,654  10,567
                          ------- ------ ------ ------  ------  ----- -------  ------  ------
    NET REALIZED GAIN
     (LOSS) ON INVEST-
     MENTS..............      --     --     --   1,983     388     39  34,515  27,801     439
NET UNREALIZED
 GAIN(LOSS) ON INVEST-
 MENTS:
  Unrealized Gain(Loss)
   Beginning of Year....      --     --     --  (1,865)     76    --    2,835   8,898       -
  Unrealized Gain(Loss)
   End of Year..........      --     --     --  (4,982) (1,865)    76  73,339   2,835   8,898
                          ------- ------ ------ ------  ------  ----- -------  ------  ------
  Net Unrealized
   Gain(Loss) on Invest-
   ments................      --     --     --  (3,117) (1,941)    76  70,504  (6,062)  8,898
                          ------- ------ ------ ------  ------  ----- -------  ------  ------
    NET GAIN(LOSS) ON
     INVESTMENTS........      --     --     --  (1,134) (1,553)   115 105,019  21,739   9,337
INCREASE(DECREASE) IN
 ASSETS RESULTING FROM
 OPERATIONS.............  $ 5,595  3,101    755 12,929   6,137  1,136 104,058  21,096   9,418
                          ======= ====== ====== ======  ======  ===== =======  ======  ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND FOR THE PERIOD FROM SEPTEMBER
                   1, 1995 (INCEPTION) TO DECEMBER 31, 1995

                               STRATEGIST      QUALITY INCOME PLUS      DIVIDEND GROWTH
                                DIVISION             DIVISION               DIVISION
                          -------------------- --------------------- ----------------------
                            1997   1996  1995   1997   1996    1995   1997    1996    1995
                          -------- ----- ----- ------ ------  ------ ------- ------- ------
INVESTMENT INCOME:
  Dividend Income.......  $  2,963 1,749   404  1,559  1,366     230  20,643  15,978  3,461
EXPENSES:
  Mortality and Expense
   Charge...............       834   441    73    207    176      39   8,929   5,833  1,145
                          -------- ----- ----- ------ ------  ------ ------- ------- ------
    NET INVESTMENT IN-
     COME (EXPENSE).....     2,129 1,308   331  1,352  1,190     191  11,714  10,145  2,316
NET REALIZED GAIN ON IN-
 VESTMENTS
  Realized Gain from
   Distributions........     1,943   429   --     --     --      --   46,805  15,743    --
  Proceeds from Sales...    10,046 4,702 2,402  9,791    969   1,714 183,012  76,973 38,908
  Cost of Investments
   Sold.................     8,592 4,419 2,365  9,003    915   1,695 135,818  65,715 37,057
                          -------- ----- ----- ------ ------  ------ ------- ------- ------
    NET REALIZED GAIN
     (LOSS) ON INVEST-
     MENTS..............     3,397   712    37    788     54      19  93,999  27,000  1,851
NET UNREALIZED
 GAIN(LOSS) ON INVEST-
 MENTS:
  Unrealized Gain(Loss)
   Beginning of Year....     5,142   682   --     206    643     --  128,860  32,703    --
  Unrealized Gain(Loss)
   End of Year..........     9,875 5,142   682    343    206     643 234,467 128,860 32,703
                          -------- ----- ----- ------ ------  ------ ------- ------- ------
  Net Unrealized
   Gain(Loss) on Invest-
   ments................     4,733 4,460   682    137   (437)    643 105,606  96,158 32,703
                          -------- ----- ----- ------ ------  ------ ------- ------- ------
    NET GAIN(LOSS) ON
     INVESTMENTS........     8,130 5,172   719    925   (383)    662 199,605 123,158 34,554
INCREASE(DECREASE) IN
 ASSETS RESULTING FROM
 OPERATIONS.............  $ 10,259 6,480 1,050  2,277    807     853 211,319 133,303 36,870
                          ======== ===== ===== ====== ======  ====== ======= ======= ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND FOR THE PERIOD FROM SEPTEMBER
                   1, 1995 (INCEPTION) TO DECEMBER 31, 1995

                                               CAPITAL GROWTH
                          UTILITIES DIVISION      DIVISION           EUROPEAN DIVISION
                          ------------------ ---------------------  --------------------
                           1997  1996  1995   1997    1996   1995    1997   1996   1995
                          ------ ----- ----- ------  ------  -----  ------ ------  -----
INVESTMENT INCOME:
  Dividend Income.......  $1,315 1,197   293    724     213    --    3,083    372    --
EXPENSES:
  Mortality and Expense
   Charge...............     328   287    62  1,676   1,159    235   2,695  1,473    253
                          ------ ----- ----- ------  ------  -----  ------ ------  -----
    NET INVESTMENT IN-
     COME (EXPENSE).....     987   910   231   (952)   (946)  (235)    388 (1,101)  (253)
NET REALIZED GAIN ON IN-
 VESTMENTS
  Realized Gain from
   Distributions........     479    85   --  20,724   2,148    --   15,138  8,408    --
  Proceeds from Sales...  12,068 5,942 2,172 50,041  18,288  6,014  35,610 21,184  8,663
  Cost of Investments
   Sold.................  10,478 5,369 2,080 40,214  15,806  5,696  28,179 18,499  8,480
                          ------ ----- ----- ------  ------  -----  ------ ------  -----
    NET REALIZED GAIN
     (LOSS) ON INVEST-
     MENTS..............   2,069   658    92 30,551   4,630    318  22,569 11,093    183
NET UNREALIZED
 GAIN(LOSS) ON INVEST-
 MENTS:
  Unrealized Gain(Loss)
   Beginning of Year....   2,803 1,769   --  17,315   9,079    --   36,882  4,106    --
  Unrealized Gain(Loss)
   End of Year..........   8,928 2,803 1,769 25,565  17,315  9,079  55,867 36,882  4,106
                          ------ ----- ----- ------  ------  -----  ------ ------  -----
  Net Unrealized
   Gain(Loss) on Invest-
   ments................   6,125 1,034 1,769  8,250   8,236  9,079  18,985 32,776  4,106
                          ------ ----- ----- ------  ------  -----  ------ ------  -----
    NET GAIN(LOSS) ON
     INVESTMENTS........   8,194 1,692 1,861 38,801  12,866  9,397  41,554 43,869  4,289
INCREASE(DECREASE) IN
 ASSETS RESULTING FROM
 OPERATIONS.............  $9,181 2,602 2,092 37,849  11,920  9,162  41,942 42,768  4,036
                          ====== ===== ===== ======  ======  =====  ====== ======  =====

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND FOR THE PERIOD FROM SEPTEMBER
                   1, 1995 (INCEPTION) TO DECEMBER 31, 1995

                                                             GLOBAL DIVIDEND
                                                                  GROWTH
                                PACIFIC GROWTH DIVISION          DIVISION
                               --------------------------  --------------------
                                 1997      1996    1995     1997   1996   1995
                               ---------  ------- -------  ------ ------ ------
INVESTMENT INCOME:
  Dividend Income............. $   8,299    4,916     --    9,443  6,350  1,093
EXPENSES:
  Mortality and Expense
   Charge.....................     4,822    4,035     820   4,941  2,968    615
                               ---------  ------- -------  ------ ------ ------
    NET INVESTMENT INCOME (EX-
     PENSE)...................     3,477      881    (820)  4,502  3,382    478
NET REALIZED GAIN ON INVEST-
 MENTS
  Realized Gain from Distribu-
   tions......................       --       --      --   23,555  8,388    --
  Proceeds from Sales.........    97,967  136,464 162,949  80,262 41,702 23,655
  Cost of Investments Sold....   104,807  129,725 164,622  66,550 37,949 23,538
                               ---------  ------- -------  ------ ------ ------
    NET REALIZED GAIN (LOSS)
     ON INVESTMENTS...........    (6,840)   6,739  (1,673) 37,267 12,140    117
NET UNREALIZED GAIN(LOSS) ON
 INVESTMENTS:
  Unrealized Gain(Loss) Begin-
   ning of Year...............     7,836    5,229     --   38,176 11,634    --
  Unrealized Gain(Loss) End of
   Year.......................  (237,617)   7,836   5,229  50,203 38,176 11,634
                               ---------  ------- -------  ------ ------ ------
  Net Unrealized Gain(Loss) on
   Investments................  (245,453)   2,607   5,229  12,027 26,542 11,634
                               ---------  ------- -------  ------ ------ ------
    NET GAIN(LOSS) ON INVEST-
     MENTS....................  (252,293)   9,346   3,556  49,294 38,682 11,751
INCREASE(DECREASE) IN ASSETS
 RESULTING FROM OPERATIONS.... $(248,816)  10,227   2,736  53,796 42,064 12,229
                               =========  ======= =======  ====== ====== ======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                       STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 AND THE PERIOD FROM SEPTEMBER 1,
                     1995 (INCEPTION) TO DECEMBER 31, 1995

                           MONEY MARKET DIVISION   HIGH YIELD DIVISION        EQUITY DIVISION
                          ----------------------- ----------------------- -------------------------
                            1997    1996    1995   1997     1996    1995   1997     1996     1995
                          -------- ------- ------ -------  ------  ------ -------  -------  -------
OPERATIONS:
Net Investment Income
(Expense)...............  $  5,595   3,101    755  14,063   7,690   1,021    (961)    (643)      81
Net Realized Gain (Loss)
on Investments..........       --      --     --    1,983     388      39  34,515   27,801      439
Net Unrealized Gain
(Loss) on Investments...       --      --     --   (3,117) (1,941)     76  70,504  (6,062)    8,898
                          -------- ------- ------ -------  ------  ------ -------  -------  -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........     5,595   3,101    755  12,929   6,137   1,136 104,058   21,096    9,418
 Net Deposits into Sepa-
 rate Account...........     8,391  43,073 54,692  73,622  27,243  47,566  88,708   81,442  139,584
                          -------- ------- ------ -------  ------  ------ -------  -------  -------
  Increase in Net As-
  sets..................    13,985  46,174 55,447  86,551  33,380  48,702 192,766  102,538  149,002
Net Assets, Beginning of
Year....................   101,621  55,447    --   82,082  48,702     --  251,540  149,002      --
                          -------- ------- ------ -------  ------  ------ -------  -------  -------
Net Assets, End of Year.  $115,807 101,621 55,447 168,633  82,082  48,702 444,306  251,540  149,002
                          ======== ======= ====== =======  ======  ====== =======  =======  =======

                                                 QUALITY INCOME PLUS
                           STRATEGIST DIVISION         DIVISION       DIVIDEND GROWTH DIVISION
                          ---------------------- -------------------- -------------------------
                            1997    1996   1995   1997   1996   1995    1997     1996    1995
                          -------- ------ ------ ------ ------ ------ --------- ------- -------
OPERATIONS:
Net Investment Income
(Expense)...............  $  2,129  1,308    331  1,352  1,190    191    11,714  10,145   2,316
Net Realized Gain (Loss)
on Investments..........     3,397    712     37    788     54     19    93,999  27,000   1,851
Net Unrealized Gain
(Loss) on Investments...     4,733  4,460    682    137  (437)    643   105,606  96,158  32,703
                          -------- ------ ------ ------ ------ ------ --------- ------- -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........    10,259  6,480  1,050  2,277    807    853   211,319 133,303  36,870
 Net Deposits into Sepa-
 rate Account...........    36,030 30,335 31,661  1,992  6,604 15,269   144,340 205,363 450,157
                          -------- ------ ------ ------ ------ ------ --------- ------- -------
  Increase in Net As-
  sets..................    46,289 36,815 32,711  4,269  7,411 16,122   355,659 338,666 487,027
Net Assets, Beginning of
year....................    69,526 32,711    --  23,533 16,122    --    825,693 487,027     --
                          -------- ------ ------ ------ ------ ------ --------- ------- -------
Net Assets, End of Year.  $115,815 69,526 32,711 27,802 23,533 16,122 1,181,352 825,693 487,027
                          ======== ====== ====== ====== ====== ====== ========= ======= =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 AND THE PERIOD FROM SEPTEMBER 1,
                     1995 (INCEPTION) TO DECEMBER 31, 1995

                               UTILITIES            CAPITAL GROWTH               EUROPEAN
                               DIVISION                DIVISION                  DIVISION
                         ---------------------- ------------------------  ------------------------
                          1997     1996   1995   1997     1996     1995    1997    1996     1995
                         -------  ------ ------ -------  -------  ------  ------- -------  -------
Operations:
 Net Investment Income
  (Expense)............. $   987     910    231    (952)    (946)   (235)     388  (1,101)    (253)
 Net Realized Gain
  (Loss) on Investments.   2,069     658     92  30,551    4,630     318   22,569  11,093      183
 Net Unrealized Gain
  (Loss) on Investments.   6,125   1,034  1,769   8,250    8,236   9,079   18,985  32,776    4,106
                         -------  ------ ------ -------  -------  ------  ------- -------  -------
 Increase (Decrease) in
  Net Assets Resulting
  from Operations.......   9,181   2,602  2,092  37,849   11,920   9,162   41,942  42,768    4,036
 Net Deposits into
  Separate Account......    (112)  8,358 23,819  20,698   44,782  90,776  104,536  67,117  109,725
                         -------  ------ ------ -------  -------  ------  ------- -------  -------
 Increase in Net Assets.   9,069  10,960 25,911  58,547   56,702  99,938  146,478 109,885  113,761
 Net Assets, Beginning
  of Year...............  36,871  25,911    --  156,640   99,938     --   223,646 113,761      --
                         -------  ------ ------ -------  -------  ------  ------- -------  -------
 Net Assets, End of
  Year.................. $45,940  36,871 25,911 215,187  156,640  99,938  370,124 223,646  113,761
                         =======  ====== ====== =======  =======  ======  ======= =======  =======

                                 PACIFIC GROWTH         GLOBAL DIVIDEND GROWTH
                                    DIVISION                   DIVISION
                            --------------------------  -----------------------
                              1997      1996    1995     1997    1996    1995
                            ---------  ------- -------  ------- ------- -------
Operations:
 Net Investment Income (Ex-
  pense)................... $   3,477      881    (820)   4,502   3,382     478
 Net Realized Gain (Loss)
  on Investments...........    (6,840)   6,739  (1,673)  37,267  12,140     117
 Net Unrealized Gain (Loss)
  on Investments...........  (245,453)   2,607   5,229   12,027  26,542  11,634
                            ---------  ------- -------  ------- ------- -------
 Increase in Net Assets Re-
  sulting from Operations..  (248,816)  10,227   2,736   53,796  42,064  12,229
 Net Deposits into Separate
  Account..................   172,283  147,253 364,814  182,583 113,688 244,046
                            ---------  ------- -------  ------- ------- -------
 Increase in Net Assets....   (76,533) 157,480 367,550  236,379 155,752 256,275
 Net Assets, Beginning of
  Year.....................   525,030  367,550     --   412,027 256,275     --
                            ---------  ------- -------  ------- ------- -------
 Net Assets, End of Year... $ 448,497  525,030 367,550  648,406 412,027 256,275
                            =========  ======= =======  ======= ======= =======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1--ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on September 1, 1995, except the Income Builder and Capital Appreciation Divisions which commenced operations on May 1, 1997. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into divisions, thirteen of which invests exclusively in shares of a single fund of Dean Witter Variable Investment Series (Dean Witter), an open-end, diversified management investment company. These funds are the Money Market Portfolio, High Yield Portfolio, Equity Portfolio, Strategist Portfolio, Quality Income Plus Portfolio, Dividend Growth Portfolio, Utilities Portfolio, Capital Growth Portfolio, European Portfolio, Pacific Growth Portfolio, Global Dividend Growth Portfolio, Income Builder Portfolio, and Capital Appreciation Portfolio (the Divisions). As of December 31, 1997 no activity had occurred in the Income Builder and Capital Appreciation Divisions. Policyholders have the option of directing their premium payments into any or all of the Divisions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Dean Witter are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

 Reclassifications

  The Separate Account has reclassified the presentation of certain prior period information to conform to the 1997 presentation.


NOTE 3--POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge, if any, is determined by the costs associated with distributing the policy and is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.


 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

NOTE 4--PURCHASES AND SALES OF DEAN WITTER INVESTMENT SHARES

  For the years ended December 31, 1997, 1996, and during the period from September 1, 1995 (Inception) to December 31, 1995:

                              MONEY MARKET            HIGH YIELD              EQUITY
                                DIVISION               DIVISION              DIVISION
                         ----------------------- -------------------- -----------------------
                           1997     1996   1995   1997   1996   1995   1997    1996    1995
                         --------- ------ ------ ------ ------ ------ ------- ------- -------
Purchases............... $ 132,963 69,349 72,348 93,779 36,118 51,497 148,683 123,387 150,254
Sales................... $ 125,617 25,758 17,805 21,931  5,902  4,027  62,902  33,967  11,006
                         ========= ====== ====== ====== ====== ====== ======= ======= =======
                               STRATEGIST        QUALITY INCOME PLUS      DIVIDEND GROWTH
                                DIVISION               DIVISION              DIVISION
                         ----------------------- -------------------- -----------------------
                           1997     1996   1995   1997   1996   1995   1997    1996    1995
                         --------- ------ ------ ------ ------ ------ ------- ------- -------
Purchases............... $  44,691 37,264 33,988 11,458  8,159 16,944 314,169 302,318 487,919
Sales................... $  10,046  4,702  2,402  9,791    969  1,714 183,012  76,973  38,908
                         ========= ====== ====== ====== ====== ====== ======= ======= =======
                                UTILITIES           CAPITAL GROWTH           EUROPEAN
                                DIVISION               DIVISION              DIVISION
                         ----------------------- -------------------- -----------------------
                           1997     1996   1995   1997   1996   1995   1997    1996    1995
                         --------- ------ ------ ------ ------ ------ ------- ------- -------
Purchases............... $  11,329 15,468 25,929 68,959 66,446 96,556 137,762  93,814 118,135
Sales................... $  12,068  5,942  2,172 50,041 18,288  6,014  35,610  21,184   8,663
                         ========= ====== ====== ====== ====== ====== ======= ======= =======

                          PARAGON SEPARATE ACCOUNT B

NOTE 5--ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1997, for 1996, and for the Period from September 1, 1995 (Inception) to December 31, 1995:

                             MONEY MARKET          HIGH YIELD             EQUITY
                               DIVISION             DIVISION             DIVISION
                         --------------------- ------------------- --------------------
                          1997    1996   1995   1997   1996  1995   1997   1996   1995
                         ------- ------ ------ ------ ------ ----- ------ ------ ------
Net Increase in Units
  Deposits.............. 123,611 65,803 72,218 12,526  4,827 8,127  4,229  3,964  5,832
  Withdrawals........... 114,886 24,292 17,575  2,863    792   614  1,745  1,122    342
                         ------- ------ ------ ------ ------ ----- ------ ------ ------
    Net Increase in
     Units..............   8,725 41,511 54,643  9,663  4,035 7,513  2,484  2,842  5,490
Outstanding Units,
 Beginning of Year......  96,154 54,643    --  11,548  7,513   --   8,332  5,490    --
                         ------- ------ ------ ------ ------ ----- ------ ------ ------
Outstanding Units, End
 of Year................ 104,879 96,154 54,643 21,211 11,548 7,513 10,816  8,332  5,490
                         ======= ====== ====== ====== ====== ===== ====== ====== ======
                              STRATEGIST       QUALITY INCOME PLUS   DIVIDEND GROWTH
                               DIVISION             DIVISION             DIVISION
                         --------------------- ------------------- --------------------
                          1997    1996   1995   1997   1996  1995   1997   1996   1995
                         ------- ------ ------ ------ ------ ----- ------ ------ ------
Net Increase in Units
  Deposits..............   2,898  2,627  2,787    988    745 1,600 14,308 16,062 33,423
  Withdrawals...........     613    329    186    845     80   154  8,129  3,995  2,332
                         ------- ------ ------ ------ ------ ----- ------ ------ ------
    Net Increase in
     Units..............   2,285  2,298  2,601    143    665 1,446  6,179 12,067 31,091
Outstanding Units,
 Beginning of Year......   4,899  2,601    --   2,111  1,446   --  43,158 31,091    --
                         ------- ------ ------ ------ ------ ----- ------ ------ ------
Outstanding Units, End
 of Year................   7,184  4,899  2,601  2,254  2,111 1,446 49,337 43,158 31,091
                         ======= ====== ====== ====== ====== ===== ====== ====== ======

                           PARAGON SEPARATE ACCOUNT B

NOTE 5--ACCUMULATION OF UNIT ACTIVITY--(CONTINUED)

                              UTILITIES            CAPITAL GROWTH           EUROPEAN
                               DIVISION               DIVISION              DIVISION
                         --------------------- ----------------------- ------------------
                          1997    1996   1995   1997    1996    1995    1997  1996  1995
                         ------  ------ ------ ------- ------- ------- ------ ----- -----
Net Increase in Units
  Deposits..............    673     954  1,892   3,685   3,392   6,956  5,762 4,440 6,958
  Withdrawals...........    719     370    143   2,603     641     372  1,385 1,017   450
                         ------  ------ ------ ------- ------- ------- ------ ----- -----
    Net Increase in
     Units..............    (46)    584  1,749   1,082   2,751   6,584  4,377 3,423 6,508
Outstanding Units,
 Beginning of Year......  2,333   1,749    --    9,335   6,584     --   9,931 6,508   --
                         ------  ------ ------ ------- ------- ------- ------ ----- -----
Outstanding Units, End
 of Year................  2,287   2,333  1,749  10,417   9,335   6,584 14,308 9,931 6,508
                         ======  ====== ====== ======= ======= ======= ====== ===== =====
                            PACIFIC GROWTH     GLOBAL DIVIDEND GROWTH
                               DIVISION               DIVISION
                         --------------------- -----------------------
                          1997    1996   1995   1997    1996    1995
                         ------  ------ ------ ------- ------- -------
Net Increase in Units
  Deposits.............. 30,646  26,500 55,224  17,660  11,283  23,897
  Withdrawals........... 10,382  11,745 17,217   5,080   2,874   1,994
                         ------  ------ ------ ------- ------- -------
    Net Increase in
     Units.............. 20,264  14,755 38,007  12,580   8,409  21,903
Outstanding Units, Be-
 ginning of Year........ 52,762  38,007    --   30,312  21,903     --
                         ------  ------ ------ ------- ------- -------
Outstanding Units, End
 of Year................ 73,026  52,762 38,007  42,892  30,312  21,903
                         ======  ====== ====== ======= ======= =======

                          PARAGON SEPARATE ACCOUNT B

NOTE 6--RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares of Dean Witter Variable Investment Series. Net deposits represent the amounts available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1997, 1996, and for the period from September 1, 1995 (Inception) to December 31, 1995:

                            MONEY MARKET DIVISION        HIGH YIELD DIVISION         EQUITY DIVISION
                          ----------------------------  -----------------------  -------------------------
                            1997      1996      1995     1997     1996    1995    1997     1996     1995
                          ---------  -------  --------  -------  ------  ------  -------  -------  -------
Total Gross Deposits....  $ 192,847  163,831   249,685  107,577  52,228  55,614  217,652  192,620  168,322
Surrenders and Withdraw-
als.....................    (59,511)    (125)   (4,940)  (1,778)   (301)    --   (20,977) (18,453)      --
Transfers Between Funds
and General Account.....     34,673   17,683  (144,845)  (5,540) (2,480)   (812)  (9,857)  (5,089)     119
                          ---------  -------  --------  -------  ------  ------  -------  -------  -------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............    168,009  181,389    99,900  100,259  49,447  54,802  186,818  169,078  168,441
Deductions:
 Premium Expense
 Charges................      4,356    3,688     5,601    2,430   1,176   1,247    4,916    4,337    3,776
 Monthly Expense
 Charges................      1,712      688       712      955     573     135    1,932    1,756      559
 Cost of Insurance and
 Optional Benefits......    153,550  133,940    38,895   23,252  20,455   5,854   91,262   81,543   24,522
                          ---------  -------  --------  -------  ------  ------  -------  -------  -------
   Total Deductions.....    159,618  138,316    45,208   26,637  22,204   7,236   98,110   87,636   28,857
                          ---------  -------  --------  -------  ------  ------  -------  -------  -------
Net Deposits from Poli-
cyholders...............  $   8,391   43,073    54,692   73,622  27,243  47,566   88,708   81,442  139,584
                          =========  =======  ========  =======  ======  ======  =======  =======  =======
                                                         QUALITY INCOME PLUS         DIVIDEND GROWTH
                             STRATEGIST DIVISION              DIVISION                  DIVISION
                          ----------------------------  -----------------------  -------------------------
                            1997      1996      1995     1997     1996    1995    1997     1996     1995
                          ---------  -------  --------  -------  ------  ------  -------  -------  -------
Total Gross Deposits....  $  61,958   52,618    36,192   16,285  13,259  18,156  558,109  497,684  558,538
Surrenders and Withdraw-
als.....................         (7)     --        --    (4,917)    --      --   (79,140) (15,152)  (6,595)
Transfers Between Funds
and General Account.....     (4,902)  (2,051)      672   (1,578)    580    (509) (64,590) (22,936) (17,568)
                          ---------  -------  --------  -------  ------  ------  -------  -------  -------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............     57,049   50,567    36,864    9,790  13,839  17,647  414,379  459,596  534,375
Deductions:
 Premium Expense
 Charges................      1,399    1,185       812      368     298     407   12,605   11,205   12,528
 Monthly Expense
 Charges................        550      448       100      145     174      45    4,954    5,754    1,612
 Cost of Insurance and
 Optional Benefits......     19,070   18,599     4,291    7,285   6,763   1,926  252,480  237,274   70,078
                          ---------  -------  --------  -------  ------  ------  -------  -------  -------
   Total Deductions.....     21,019   20,232     5,203    7,798   7,235   2,378  270,039  254,233   84,218
                          ---------  -------  --------  -------  ------  ------  -------  -------  -------
Net Deposits from Poli-
cyholders...............  $  36,030   30,335    31,661    1,992   6,604  15,269  144,340  205,363  450,157
                          =========  =======  ========  =======  ======  ======  =======  =======  =======

                           PARAGON SEPARATE ACCOUNT B

NOTE 6--RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT-- (CONTINUED)

                             UTILITIES DIVISION        CAPITAL GROWTH DIVISION       EUROPEAN DIVISION
                          ---------------------------  -------------------------  -------------------------
                            1997      1996     1995     1997     1996     1995     1997     1996     1995
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------
Total Gross Deposits....  $  18,704   24,449   30,663  103,008   97,128  108,827  185,513  133,887  130,327
Surrenders and Withdraw-
 als....................     (1,988)  (2,534)     --   (17,555)  (4,890)     --   (17,034)  (6,275)     --
Transfers Between Funds
 and General Account....     (7,220)  (1,433)  (2,355) (16,678)    (203)    (817)   7,159   (3,877)  (1,776)
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........      9,496   20,482   28,308   68,775   92,035  108,010  175,638  123,735  128,551
Deductions:
 Premium Expense
  Charges...............        422      550      688    2,326    2,187    2,441    4,190    3,014    2,923
 Monthly Expense
  Charges...............        166      275      282      914    1,125      331    1,647    1,479      356
 Cost of Insurance and
  Optional Benefits.....      9,020   11,299    3,519   44,837   43,941   14,462   65,265   52,125   15,547
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------
   Total Deductions.....      9,608   12,124    4,489   48,077   47,253   17,234   71,102   56,618   18,826
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------
Net Deposits from Poli-
 cyholders..............  $    (112)   8,358   23,819   20,698   44,782   90,776  104,536   67,117  109,725
                          =========  =======  =======  =======  =======  =======  =======  =======  =======
                                                       GLOBAL DIVIDEND GROWTH
                           PACIFIC GROWTH DIVISION            DIVISION
                          ---------------------------  -------------------------
                            1997      1996     1995     1997     1996     1995
                          ---------  -------  -------  -------  -------  -------
Total Gross Deposits....  $ 417,748  423,099  428,807  337,424  272,229  302,605
Surrenders and Withdraw-
 als....................    (17,101) (14,571)     --   (33,272) (12,740)  (6,400)
Transfers Between Funds
 and General Account....    (61,270) (82,867)  (1,833)  43,872   (6,818)  (4,223)
                          ---------  -------  -------  -------  -------  -------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........    339,377  325,661  426,974  348,024  252,671  291,982
Deductions:
 Premium Expense
  Charges...............      9,435    9,525    9,618    7,621    6,129    6,788
 Monthly Expense
  Charges...............      3,708    3,912    1,179    2,995    2,929      927
 Cost of Insurance and
  Optional Benefits.....    153,951  164,971   51,363  154,825  129,925   40,221
                          ---------  -------  -------  -------  -------  -------
                            167,094  178,408   62,160  165,441  138,983   47,936
                          ---------  -------  -------  -------  -------  -------
Net Deposits from Poli-
 cyholders..............  $ 172,283  147,253  364,814  182,583  113,688  244,046
                          =========  =======  =======  =======  =======  =======

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1997

                                                   NUMBER    MARKET
                                                  OF SHARES   VALUE     COST
                                                  --------- --------- ---------
DEAN WITTER VARIABLE INVESTMENT SERIES:
  Money Market Division.......................... $ 115,714 $ 115,714 $ 115,714
  High Yield Division............................    27,577   168,772   173,754
  Equity Division................................    13,242   444,680   371,341
  Strategist Division............................     7,832   115,915   106,040
  Quality Income Plus Division...................     2,584    27,826    27,483
  Dividend Growth Division.......................    54,680 1,181,095   946,628
  Utilities Division.............................     2,473    45,978    37,050
  Capital Growth Division........................    11,760   215,087   189,522
  European Growth Division.......................    15,737   370,440   314,573
  Pacific Growth Division........................    73,302   448,605   686,222
  Global Dividend Growth Division................    46,701   648,676   598,473




                 See Accompanying Independent Auditors' Report.

                                  APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .545%, representing the average of the fees incurred by the Portfolios in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus), and a .078% charge that is an estimate of the Portfolios' expenses based on the average of the actual expenses incurred in fiscal year 1997. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of
-1.523%, 4.477%, 10.477%, respectively. No expense reimbursement arrangement exists between the Company and the Fund.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 0.00%                         (Monthly Premium:
PREMIUM TAX: 2.25%                                    $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                  1.523%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,094           $500,000           $ 4,955           $500,000
  2          12,630             5,987            500,000             9,750            500,000
  3          19,423             8,637            500,000            14,423            500,000
  4          26,555            11,036            500,000            18,919            500,000
  5          34,045            13,159            500,000            23,237            500,000
  6          41,908            14,987            500,000            27,382            500,000
  7          50,165            16,491            500,000            31,363            500,000
  8          58,834            17,629            500,000            35,124            500,000
  9          67,937            18,365            500,000            38,725            500,000
 10          77,496            18,667            500,000            42,114            500,000
 11          87,532            18,527            500,000            45,244            500,000
 12          98,070            17,912            500,000            48,172            500,000
 13         109,134            16,815            500,000            50,851            500,000
 14         120,752            15,206            500,000            53,232            500,000
 15         132,951            13,031            500,000            55,316            500,000
 16         145,760            10,226            500,000            57,113            500,000
 17         159,209             6,675            500,000            58,569            500,000
 18         173,331             2,243            500,000            59,638            500,000
 19         188,159                 0                  0            60,323            500,000
 20         203,728                 0                  0            60,571            500,000
 25         294,060                 0                  0            52,517            500,000
 30         409,348                 0                  0            16,505            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 0.00%                         (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.477%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,195           $500,000           $  5,117           $500,000
  2          12,630             6,376            500,000             10,376            500,000
  3          19,423             9,495            500,000             15,821            500,000
  4          26,555            12,541            500,000             21,403            500,000
  5          34,045            15,482            500,000             27,126            500,000
  6          41,908            18,292            500,000             32,999            500,000
  7          50,165            20,933            500,000             39,038            500,000
  8          58,834            23,352            500,000             45,192            500,000
  9          67,937            25,500            500,000             51,527            500,000
 10          77,496            27,330            500,000             58,001            500,000
 11          87,532            28,816            500,000             64,570            500,000
 12          98,070            29,908            500,000             71,301            500,000
 13         109,134            30,577            500,000             78,153            500,000
 14         120,752            30,773            500,000             85,088            500,000
 15         132,951            30,414            500,000             92,115            500,000
 16         145,760            29,408            500,000             99,252            500,000
 17         159,209            27,607            500,000            106,460            500,000
 18         173,331            24,831            500,000            113,706            500,000
 19         188,159            20,881            500,000            121,005            500,000
 20         203,728            15,547            500,000            128,323            500,000
 25         294,060                 0                  0            163,440            500,000
 30         409,348                 0                  0            188,191            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                  10.477%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,294           $500,000           $  5,276           $500,000
  2          12,630             6,773            500,000             11,015            500,000
  3          19,423            10,408            500,000             17,306            500,000
  4          26,555            14,209            500,000             24,150            500,000
  5          34,045            18,167            500,000             31,601            500,000
  6          41,908            22,281            500,000             39,731            500,000
  7          50,165            26,535            500,000             48,622            500,000
  8          58,834            30,906            500,000             58,298            500,000
  9          67,937            35,371            500,000             68,908            500,000
 10          77,496            39,914            500,000             80,506            500,000
 11          87,532            44,541            500,000             93,155            500,000
 12          98,070            49,238            500,000            107,035            500,000
 13         109,134            54,016            500,000            122,244            500,000
 14         120,752            58,868            500,000            138,897            500,000
 15         132,951            63,762            500,000            157,173            500,000
 16         145,760            68,662            500,000            177,281            500,000
 17         159,209            73,483            500,000            199,411            500,000
 18         173,331            78,119            500,000            223,791            500,000
 19         188,159            82,449            500,000            250,722            500,000
 20         203,728            86,353            500,000            280,516            500,000
 25         294,060            95,481            500,000            487,225            565,181
 30         409,348            60,186            500,000            828,626            886,630

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 0.00%                        (Monthly Premium:
PREMIUM TAX: 2.25%                                   $1,000.00)


                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.523%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,900           $508,900           $ 10,767           $510,767
  2          25,261            17,494            517,494             21,276            521,276
  3          38,846            25,738            525,738             31,566            531,566
  4          53,111            33,625            533,625             41,580            541,580
  5          68,090            41,132            541,132             51,318            551,318
  6          83,817            48,240            548,240             60,783            560,783
  7         100,330            54,921            554,921             69,986            569,986
  8         117,669            61,133            561,133             78,865            578,865
  9         135,875            66,841            566,841             87,484            587,484
 10         154,992            72,019            572,019             95,789            595,789
 11         175,064            76,662            576,662            103,725            603,725
 12         196,140            80,743            580,743            111,356            611,356
 13         218,269            84,264            584,264            118,629            618,629
 14         241,505            87,205            587,205            125,489            625,489
 15         265,903            89,521            589,521            131,936            631,936
 16         291,521            91,162            591,162            137,984            637,984
 17         318,419            92,033            592,033            143,573            643,573
 18         346,663            92,019            592,019            148,651            648,651
 19         376,319            91,011            591,011            153,226            653,226
 20         407,457            88,910            588,910            157,239            657,239
 25         588,120            60,306            560,306            166,121            666,121
 30         818,697                 0                  0            145,257            645,257

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 0.00%                        (Monthly Premium:
PREMIUM TAX: 2.25%                                   $1,000.00)

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.477%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,191           $509,191           $ 11,118           $511,118
  2          25,261             18,616            518,616             22,637            522,637
  3          38,846             28,238            528,238             34,611            534,611
  4          53,111             38,052            538,052             46,998            546,998
  5          68,090             48,036            548,036             59,812            559,812
  6          83,817             58,174            558,174             73,071            573,071
  7         100,330             68,436            568,436             86,801            586,801
  8         117,669             78,778            578,778            100,957            600,957
  9         135,875             89,162            589,162            115,618            615,618
 10         154,992             99,553            599,553            130,746            630,746
 11         175,064            109,939            609,939            146,302            646,302
 12         196,140            120,282            620,282            162,364            662,364
 13         218,269            130,576            630,576            178,896            678,896
 14         241,505            140,787            640,787            195,856            695,856
 15         265,903            150,857            650,857            213,258            713,258
 16         291,521            160,718            660,718            231,128            731,128
 17         318,419            170,252            670,252            249,421            749,421
 18         346,663            179,315            679,315            268,093            768,093
 19         376,319            187,757            687,757            287,162            787,162
 20         407,457            195,436            695,436            306,579            806,579
 25         588,120            218,620            718,620            406,137            906,137
 30         818,697            196,364            696,364            496,773            996,773

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 0.00%                        (Monthly Premium:
                                                     $1,000.00)
                                                     PREMIUM TAX: 2.25%

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.477%)
                        ---------------------------------------------------------------
                              GUARANTEED*                       CURRENT**
                        -----------------------------    ------------------------------
           PREM           CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE          BENEFIT           VALUE           BENEFIT
 ---     --------       ---------       ----------       ----------       ----------
  1      $ 12,322       $   9,476       $  509,476       $   11,464       $  511,464
  2        25,261          19,763          519,763           24,028          524,028
  3        38,846          30,895          530,895           37,846          537,846
  4        53,111          42,947          542,947           52,985          552,985
  5        68,090          55,984          555,984           69,579          569,579
  6        83,817          70,086          570,086           87,778          587,778
  7       100,330          85,324          585,324          107,759          607,759
  8       117,669         101,769          601,769          129,638          629,638
  9       135,875         119,503          619,503          153,677          653,677
 10       154,992         138,622          638,622          180,039          680,039
 11       175,064         159,260          659,260          208,906          708,906
 12       196,140         181,539          681,539          240,603          740,603
 13       218,269         205,624          705,624          275,363          775,363
 14       241,505         231,673          731,673          313,444          813,444
 15       265,903         259,837          759,837          355,189          855,189
 16       291,521         290,272          790,272          400,988          900,988
 17       318,419         323,106          823,106          451,198          951,198
 18       346,663         358,458          858,458          506,216        1,006,216
 19       376,319         396,460          896,460          566,549        1,066,549
 20       407,457         437,271          937,271          632,685        1,132,685
 25       588,120         692,238        1,192,238        1,070,513        1,570,513
 30       818,697       1,053,838        1,553,838        1,753,328        2,253,328

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                                                           PUTNAM VARIABLE TRUST
                                [PARAGON LOGO]
              GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1998

                                                                       50455 Com

                             GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                        PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company"), Internal Revenue Service Employer Identification Number 43-1235869 which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of Putnam Variable Trust, an investment company currently consisting of fourteen separate investment Portfolios, or "Funds":

Putnam VT Asia Pacific Growth Fund     Putnam VT International Growth and Income
Putnam VT Diversified Income Fund      Fund
                                       Putnam VT International New Opportunities
                                       Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund       Putnam VT Money Market Fund
Putnam VT High Yield Fund              Putnam VT New Opportunities Fund
Putnam VT International Growth Fund    Putnam VT U.S. Government and High
                                       Quality Bond Fund
                                       Putnam VT Utilities Growth and Income
                                       Fund
                                       Putnam VT Voyager Fund

  The prospectus for Putnam Variable Trust describes the investment objectives and policies, and the risks of the Funds.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For Putnam Variable Trust.

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND  EXCHANGE  COMMISSION,  NOR  HAS  THE  COMMISSION  PASSED  UPON  THE
     ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY  REPRESENTATION TO THE
       CONTRARY IS A CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The Date Of This Prospectus Is May 1, 1998.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................   9
  The Company..............................................................   9
  The Separate Account.....................................................  10
  Putnam Variable Trust....................................................  11
  Addition, Deletion, or Substitution of Investments.......................  12
Payment and Allocation of Premiums.........................................  13
  Issuance of a Policy.....................................................  13
  Premiums.................................................................  15
  Allocation of Net Premiums and Cash Value................................  16
  Policy Lapse and Reinstatement...........................................  16
Policy Benefits............................................................  17
  Death Benefit............................................................  17
  Cash Value...............................................................  21
Policy Rights and Privileges...............................................  22
  Exercising Rights and Privileges Under the Policies......................  22
  Loans....................................................................  22
  Surrender and Partial Withdrawals........................................  23
  Transfers................................................................  24
  Right to Examine Policy..................................................  25
  Conversion Right to a Fixed Benefit Policy...............................  25
  Eligibility Change Conversion............................................  26
  Payment of Benefits at Maturity..........................................  26
  Payment of Policy Benefits...............................................  26
Charges and Deductions.....................................................  27
  Sales Charges............................................................  27
  Premium Tax Charge.......................................................  27
  Monthly Deduction........................................................  27
  Partial Withdrawal Transaction Charge....................................  29
  Separate Account Charges.................................................  30
General Matters Relating to the Policy.....................................  30
Distribution of the Policies...............................................  33
General Provisions of the Group Contract...................................  34
Federal Tax Matters........................................................  36
Safekeeping of the Separate Account's Assets...............................  39
Voting Rights..............................................................  39
State Regulation of the Company............................................  40
Management of the Company..................................................  41
Legal Matters..............................................................  42
Legal Proceedings..........................................................  42
Experts....................................................................  42
Additional Information.....................................................  42
Financial Statements.......................................................  42
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Corporate Program--A category of Policies available as an Individual Policy in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

  Division--A subaccount of the Separate Account available for allocation under the Policy. Each Division invests exclusively in the shares of Putnam Capital Manager Trust.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate investment portfolio of Putnam Variable Trust, a mutual fund in which the Separate Account's assets are invested.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. However, in Corporate Programs, the Owner will generally remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account has Divisions, each of which invests in shares of a corresponding Fund of Putnam Variable Trust. The fourteen Funds currently available are Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund and Putnam VT Voyager Fund. Each Fund has a different investment objective. (See "The Separate Account--Putnam Variable Trust.") An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. In Corporate Programs, the Owner or its designee will remit premiums generally on a schedule agreed to by the Company. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer-sponsored insurance program, Executive Program or Corporate Program the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to the Policy as issued) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, loan account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. A front-end sales charge of 1% of premiums will be deducted from each premium paid ("premium expense charge"). An additional charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes or to pay any economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Separate Account or the Policies. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by Putnam Variable Trust because the Separate Account purchases the shares of Putnam Variable Trust. (See "Charges and Deductions--Separate Account Charges.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows:
Putnam VT Asia Pacific Growth Fund 1.07%; Putnam VT Diversified Income

Fund .80%; Putnam VT Global Asset Allocation Fund .77%; Putnam VT Global Growth Fund .75%; Putnam VT Growth and Income Fund .53%; Putnam VT High Yield Fund .72%; Putnam VT International Growth Fund 1.20%; Putnam VT International Growth and Income Fund 1.12%; Putnam VT International New Opportunities Fund 1.60%; Putnam VT Money Market Fund .54%; Putnam VT New Opportunities Fund
 .63%; Putnam VT U.S. Government and High Quality Bond Fund .69%; Putnam VT Utilities Growth and Income Fund .74%; and Putnam VT Voyager Fund .59%. Certain funds' expenses reflect an expense limitation. In absence of an expense limitation, total expenses would have been: Putnam VT International Growth Fund 1.27% and Putnam VT International New Opportunities Fund 1.88%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," and "Policy Rights and Privileges--Surrender and Partial Withdrawals, Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested, and (b) is the amount of outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-13 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions, nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                     THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1997, it had assets in excess of $240 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the
A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by the Company.

  The Separate Account is divided into Divisions. Each Division for the Policy invests in shares of a single portfolio of Putnam Variable Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

PUTNAM VARIABLE TRUST

  The Separate Account invests in shares of Putnam Variable Trust, a series-type mutual fund registered with the SEC as an open-end diversified, management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Variable Trust currently has fourteen separate investment portfolios or "Funds" which are available in the Policies: Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, and Putnam VT Voyager Fund. The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are different from those of the other Funds. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The investment objectives and policies of each Fund are summarized below:

  Putnam VT Asia Pacific Growth Fund seeks capital appreciation by investing primarily in securities of companies located in Asia and in the Pacific Basin. The Fund's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks.

  Putnam VT Diversified Income Fund seeks high current income consistent with capital preservation by investing in the following three sectors of the fixed income securities markets: a U.S. Government Sector, a High Yield Sector (which invests primarily in securities commonly known as "junk bonds"), and an International Sector. See the special considerations for investments in high yield securities described in the fund prospectus.

  Putnam VT Global Asset Allocation Fund seeks a high level of long-term total return consistent with preservation of capital by investing in U.S. equities, international equities, U.S. fixed income securities, and international fixed income securities.

  Putnam VT Global Growth Fund seeks capital appreciation through a globally diversified portfolio of common stocks.

  Putnam VT Growth and Income Fund seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income or both.

  Putnam VT High Yield Fund seeks high current income and, when consistent with this objective, a secondary objective of capital growth, by investing primarily in high yielding, lower-rated fixed income securities (commonly known as "junk bonds") constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management") believes does not involve undue risk to income or principal. See the special considerations for investments in high yield securities described in the fund prospectus.

  Putnam VT International Growth Fund seeks capital appreciation by investing primarily in equity securities of companies located in a country other than the United States.

  Putnam VT International Growth and Income Fund seeks capital growth and a secondary objective of high current income by investing primarily in common stocks that offer potential for capital growth and may, when consistent with its investment objectives, invest in common stocks that offer potential for current income. Under normal market conditions, the Fund expects to invest substantially all of its assets in securities principally traded on markets outside the United States.

  Putnam VT International New Opportunities Fund seeks long-term capital appreciation by investing in companies that have above-average growth prospect due to the fundamental growth of their market sector. Under normal market conditions, the fund expects to invest substantially all of its total assets, other than cash or short-term investments held pending investment, in common stocks, preferred stocks, convertible preferred stocks, convertible bonds, and other equity securities principally traded in securities markets outside the United States.

  Putnam VT Money Market Fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments.

  Putnam VT New Opportunities Fund seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy that Putnam Management believes possess above-average long-term growth potential.

  Putnam VT U.S. Government and High Quality Bond Fund seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poor's or Moody's Investors Service, Inc., or, if not rated, determined by Putnam Management to be of comparable quality.

  Putnam VT Utilities Growth and Income Fund seeks capital growth and current income concentrating its investments in debt and equity securities issued by companies in the public utilities industries.

  Putnam VT Voyager Fund seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for Putnam Variable Trust, which must accompany or precede this Prospectus and which should be read carefully.

  Putnam Management provides investment advisory services to Putnam Variable Trust in accordance with the terms of the current prospectus for Putnam Variable Trust. The Funds pay investment management fees to Putnam Management as part of their expenses. See the Putnam Variable Trust prospectus for details regarding these fees.

  Resolving Material Conflicts. All of the Funds of Putnam Variable Trust are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter. See the Putnam Variable Trust prospectus for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds of Putnam Variable Trust and to substitute shares of another Fund of Putnam Variable Trust or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of Putnam Variable Trust, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of Putnam Variable Trust will always be available. Putnam Variable Trust sells shares to the Separate Account in accordance with the terms of a participation agreement between Putnam Variable Trust and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase Putnam Variable Trust shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of Putnam Variable Trust. In the event that Putnam Variable Trust is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer;
(ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  Corporate Programs will generally involve Individual Policies. Policies will be issued on the lives of eligible Insureds, generally employees of a sponsoring employer, and the Owner will usually be the sponsoring employer or its designee.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an individual employee to be eligible to be an Insured under a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, there may be specific classes to which the employee must belong to be eligible to be an Insured under a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder or sponsoring employer may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  In other than Executive Programs or Corporate Programs, the first time an employee is given the opportunity to purchase a Policy, the Company may issue the Policy and any spouse or children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs or Corporate Programs depending upon number of eligible employees or if other existing coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue, the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies or Corporate Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates:
(a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. In Corporate Programs, the Owner or its designated payor will remit premiums. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. For Corporate Programs, the Owner or its designated payor shall remit any scheduled and unscheduled premium payments. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no changes in planned or scheduled premiums upon the discontinuing employment of an Insured.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Company has administrative procedures to prevent a modified endowment contract by monitoring premium limits. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a policy less the premium tax charge. (See "Charges and Deductions--Sales Charges.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction, premium expense charge, and premium tax charge. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums-- Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer sponsored insurance program, Executive Program or Corporate Program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


  The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums."), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction-- Cost of Insurance.")

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions-- Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit."), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, loan account interest rate credited, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans," below.) The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account, Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the

Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 10 days after receiving it or such longer period required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit,") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction.") If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion," below). No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement,") any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. The Company may realize a profit on one or more of these charges, such as the mortality and expense risk charge. We may use any such profits for any corporate purpose, including, among other things, payments of sales expenses.

SALES CHARGES

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to one percent of the premium.

  In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes an additional charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (described below) equals the net premium.

  The sales charges will not change in the event that an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premiums taxes, premium payments will be reduced by a premium tax charge of 2 percent from all Policies.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the general range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender mix is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of Putnam Variable Trust. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by Putnam Variable Trust. (See "Putnam Variable Trust.")

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Owner of the Policy is the entity named as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts, employer-sponsored insurance programs, Executive Programs, or Corporate Programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to the Company that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                         DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service Employer Identification Number is 43-1333368. It is a Missouri Corporation formed May 4, 1984. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street.

  Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average cash value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

  Walnut Street received $34,809 in commissions for the Policies for the year ended December 31, 1997; $33,667 for the year ended December 31, 1996; and no commissions for the year ended December 31, 1995.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges-- Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5,
1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control Putnam Variable Trust or its investments, Putnam Variable Trust has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account, through Putnam Variable Trust, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to automatically monitor potential modified endowment classifications.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares of Putnam Variable Trust held in the Separate Account at regular and special shareholder meetings of Putnam Variable Trust in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of Putnam Variable Trust in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of Putnam Variable Trust. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by Putnam Variable Trust.

  Because the Funds of Putnam Variable Trust serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund of Putnam Variable Trust if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of

December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

PREPARING FOR YEAR 2000

  Like all financial services providers, the Company utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including the Funds, that also may be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort is substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, it is not anticipated that Policy owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Company currently anticipates that its systems will be Year 2000 compliant on or about December 1, 1998, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                           MANAGEMENT OF THE COMPANY

                                              PRINCIPAL OCCUPATION(S)
           NAME                               DURING PAST FIVE YEARS*
           ----                               -----------------------
 EXECUTIVE OFFICERS**
    Carl H. Anderson@      President and Chief Executive Officer since June, 1986. Vice
                           President, New Ventures, since June 1986, General American
                           Life Insurance Co., St. Louis, MO. (GenAm).
    Matthew K. Duffy       Vice President and Chief Financial Officer since July, 1996.
                           Formerly, Director of Accounting, Prudential Insurance
                           Company of America, March, 1987-June, 1996.
    E. Thomas Hughes, Jr.@ Treasurer since December, 1994. Corporate Actuary and
    General American Life  Treasurer, GenAm since October, 1994. Executive Vice
     Insurance Company     President-Group Pensions, GenAm January, 1990-October, 1994.
    700 Market Street
    St. Louis, MO 63101
    Matthew P. McCauley@   Vice President and General Counsel since 1984. Secretary
    General American Life  since August, 1981. Vice President and Associate General
     Insurance Company     Counsel, GenAm, since December 30, 1995.
    700 Market Street
    St. Louis, MO 63101
    Craig K. Nordyke@      Executive Vice President and Chief Actuary since November,
                           1996. Vice President and Chief Actuary August, 1990-
                           November, 1996; Second Vice President and Chief Actuary,
                           May, 1987-August, 1990.
    George E. Phillips     Vice President--Operations and System Development since
                           January, 1995. Formerly, Senior Vice President, Fortis, Inc.
                           July, 1991-August, 1994. Vice President, Mutual Benefit
                           prior to July, 1991.
 DIRECTORS***
    Richard A. Liddy       Chairman, President, and Chief Executive Officer, GenAm,
                           since May, 1992. President and Chief Operating Officer,
                           GenAm, May, 1998-May, 1992.
    Leonard M. Rubenstein  Chairman and Chief Executive Officer--Conning Corporation
                           and Conning Asset Management Company since January, 1997.
                           Executive Vice President--Investments, GenAm, February,
                           1991-January, 1997.
    Warren J. Winer        Executive Vice President--Group, GenAm, since September,
                           1995. Formerly, Managing Director, Wm. M. Mercer, July,
                           1993-August, 1995; President, W F Corroon, September, 1990-
                           July, 1993.
    Bernard H Wolzenski    Executive Vice President--Individual, GenAm, since November,
                           1991. Vice President--Life Product Management, GenAm, May,
                           1989-November, 1991.
    A. Greig Woodring      President, Reinsurance Group of America, Inc., since May,
                           1993, and Executive Vice President--Reinsurance, GenAm,
                           since January, 1990.

--------
   *All positions listed are with the Company unless otherwise indicated. **The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.
 ***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring-Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
  @Indicates Executive Officers who are also Directors.

LOGO

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 6, 1998

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                           (IN THOUSANDS OF DOLLARS)

                                                                  1997    1996
                                                                -------- -------
                            ASSETS
Fixed maturities, available for sale, at fair value............ $ 75,704  65,472
Policy loans...................................................   11,487   9,564
Cash and cash equivalents......................................    5,733   9,106
                                                                -------- -------
    Total cash and invested assets.............................   92,924  84,142
Reinsurance recoverables.......................................    1,733     841
Deposits relating to reinsured policyholder account balances...    6,416   6,074
Accrued investment income......................................    1,377   1,298
Deferred policy acquisition costs..............................   17,980  15,776
Fixed assets and leasehold improvements, net...................    2,609   1,365
Other assets...................................................      179     143
Separate account assets........................................  118,051  76,995
                                                                -------- -------
    Total assets............................................... $241,269 186,634
                                                                ======== =======
             LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholder account balances..................................   85,152  78,120
Policy and contract claims.....................................    1,085   1,108
Federal income taxes payable...................................      163     811
Other liabilities and accrued expenses.........................    3,486   2,704
Payable to affiliates..........................................    1,620   2,289
Due to separate account........................................       61      95
Deferred tax liability.........................................    4,394   2,781
Separate account liabilities...................................  118,051  76,995
                                                                -------- -------
    Total liabilities.......................................... $214,012 164,903
                                                                -------- -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding........................    2,050   2,050
  Additional paid-in capital...................................   17,950  17,950
  Net unrealized gain on investments, net......................    1,958     322
  Retained earnings............................................    5,299   1,409
                                                                -------- -------
    Total stockholder's equity................................. $ 27,257  21,731
                                                                -------- -------
    Total liabilities and stockholder's equity................. $241,269 186,634
                                                                ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                           1997    1996   1995
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $16,417 13,719  9,931
  Net investment income..................................   6,288  5,663  4,888
  Commissions and expense allowances on reinsurance
   ceded.................................................      10    114     96
  Net realized investment gains..........................      69     72      1
                                                          ------- ------ ------
    Total revenues.......................................  22,784 19,568 14,916
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,876  3,326  2,873
  Interest credited to policyholder account balances.....   4,738  4,126  3,833
  Commissions, net of capitalized costs..................     227     79     57
  General and administration expenses, net of capitalized
   costs.................................................   7,744  6,798  5,528
  Amortization of deferred policy acquisition costs......     424    285    369
                                                          ------- ------ ------
    Total benefits and expenses..........................  17,009 14,614 12,660
                                                          ======= ====== ======
    Income before federal income tax expense.............   5,775  4,954  2,256
Federal income tax expense...............................   1,885  1,738    781
                                                          ------- ------ ------
Net income............................................... $ 3,890  3,216  1,475
                                                          ======= ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                ADDITIONAL NET UNREALIZED RETAINED      TOTAL
                         COMMON  PAID-IN   GAIN (LOSS) ON EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    INVESTMENTS   (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
  Net income............    --       --           --        3,890       3,890
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         1,636         --        1,636
                         ------   ------       ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950        1,958       5,299      27,257
                         ======   ======       ======      ======      ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                       1997     1996     1995
                                                     --------  -------  ------
Cash flows from operating activities:
  Net income........................................ $  3,890    3,216   1,475
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables......................     (892)     407     297
      Deposits relating to reinsured policyholder
       account balances.............................     (342)    (378)   (139)
      Accrued investment income.....................      (79)    (257)   (156)
      Federal income tax recoverable/payable........     (648)     811     --
      Other assets..................................   (1,280)  (1,019)   (145)
      Policy and contract claims....................      (23)      12     387
      Other liabilities and accrued expenses........      782      741     313
      Payable to affiliates.........................     (669)     397     526
      Due to separate account.......................      (34)    (108)    (14)
  Deferred tax expense..............................      732      615     897
  Policy acquisition costs deferred.................   (2,972)  (2,447) (2,263)
  Amortization of deferred policy acquisition costs.      424      285     369
  Interest credited to policyholder accounts........    4,738    4,126   3,833
  Net gain on sales and calls of fixed maturities...      (69)     (72)     (1)
                                                     --------  -------  ------
Net cash provided by operating activities...........    3,558    6,329   5,379
Cash flows from investing activities:
  Purchase of fixed maturities......................  (12,557) (15,290) (8,423)
  Sale or maturity of fixed maturities..............    5,255    6,860   3,082
  Increase in policy loans, net.....................   (1,923)  (2,358) (1,788)
                                                     --------  -------  ------
Net cash used in investing activities...............   (9,225) (10,788) (7,129)
                                                     --------  -------  ------
Cash flows from financing activities:
  Net policyholder account deposits.................    2,294    6,509   5,764
                                                     --------  -------  ------
Net increase (decrease) in cash and cash
 equivalents........................................   (3,373)   2,050   4,014
Cash and cash equivalents at beginning of year......    9,106    7,056   3,042
                                                     --------  -------  ------
Cash and cash equivalents at end of year............ $  5,733    9,106   7,056
                                                     ========  =======  ======
Income taxes received (paid)........................ $ (1,801)    (198)     93
                                                     ========  =======  ======

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 1997 AND 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1997 and 1996, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                        PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1997, 1996 and 1995. The actual crediting rate was 6.5% in 1997, ranged from 6.5% to 7.0% in 1996, and was 7.0% in 1995.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

(g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                        PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(2) INVESTMENTS

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997 and 1996 are as follows (000's):

                                                         1997
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======
                                                         1996
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,410      129         (5)     4,534
      Corporate securities............   51,489    1,161       (844)    51,806
      Mortgage-backed securities......    7,547      137       (110)     7,574
      Asset-backed securities.........    1,513       45        --       1,558
                                        -------    -----       ----     ------
                                        $64,959    1,472       (959)    65,472
                                        =======    =====       ====     ======

                        PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      ESTIMATED
                                                       AMORTIZED COST FAIR VALUE
                                                       -------------- ----------
      Due in one year or less.........................    $ 3,092        3,124
      Due after one year through five years...........     10,443       10,846
      Due after five years through ten years..........     15,444       15,890
      Due after ten years through twenty years........     34,228       36,535
      Mortgage-backed securities......................      9,124        9,309
                                                          -------       ------
                                                          $72,331       75,704
                                                          =======       ======

  Proceeds from sales of fixed maturities during 1997, 1996 and 1995 were $1,328,585, $4,129,254 and $264,750 respectively. Gross gains of $68,876,
$71,604 and $1,338 were realized on those sales in 1997, 1996 and 1995, respectively.

  The sources of net investment income follow (000s):

                                                              1997   1996  1995
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 4,941 4,626 4,109
      Short-term investments................................     608   449   338
      Policy loans and other................................     807   680   480
                                                             ------- ----- -----
                                                             $ 6,356 5,755 4,927
      Investment expenses...................................     (68)  (92)  (39)
                                                             ======= ===== =====
          Net investment income............................. $ 6,288 5,663 4,888
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                                    1997   1996
                                                                   ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale....................... $3,373   513
        Deferred policy acquisition costs.........................   (361)  (17)
      Deferred income taxes....................................... (1,054) (174)
                                                                   ------  ----
      Net unrealized appreciation (depreciation).................. $1,958   322
                                                                   ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,982,000 and $3,909,000 at December 31, 1997 and 1996, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1997, 1996 and 1995 as they relate to transactions with affiliates are summarized as follows (000's):

                        PARAGON LIFE INSURANCE COMPANY

                                                         1997     1996    1995
                                                        -------  ------  ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded................  $13,001  10,264   8,607
        Policy benefits ceded.........................   14,070   6,274   6,881
        Commissions and expenses ceded................      195     114      94
        Reinsurance recoverables......................    1,661     774   1,183

  Ceded premiums and benefits to nonaffiliates for 1997, 1996 and 1995 were insignificant.

(4) DEFERRED POLICY ACQUISITION COSTS

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Balance at beginning of year....................  $15,776  13,006  12,496
      Policy acquisition costs deferred...............    2,972   2,447   2,263
      Policy acquisition costs amortized..............     (424)   (285)   (369)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (344)    608  (1,384)
                                                        -------  ------  ------
      Balance at end of year..........................  $17,980  15,776  13,006
                                                        =======  ======  ======

(5) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Current tax (benefit) expense...................  $ 1,153   1,123    (116)
      Deferred tax expense............................      732     615     897
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Computed "expected" tax expense.................  $ 2,022   1,734     790
      Other, net......................................     (137)      4      (9)
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 and 1996 are presented below (000's):

                                                                    1997   1996
                                                                   ------- -----
      Deferred tax assets:
        Unearned reinsurance allowances........................... $   217   153
        Policy and contract liabilities...........................   1,031 1,305
        Tax capitalization of acquisition costs...................   1,755 1,386
        Other, net................................................      76    69
                                                                   ------- -----
          Total deferred tax assets............................... $ 3,079 2,913
                                                                   ======= =====
      Deferred tax liabilities:
        Unrealized gain on investments............................ $ 1,054   174
        Deferred policy acquisition costs.........................   6,419 5,520
                                                                   ------- -----
          Total gross deferred tax liabilities.................... $ 7,473 5,694
                                                                   ======= =====
          Net deferred tax liabilities............................ $ 4,394 2,781
                                                                   ======= =====

                        PARAGON LIFE INSURANCE COMPANY

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1997, 1996 and 1995 were $1,348,198, $1,250,396 and $1,103,028, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1997, 1996 or 1995 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $198,972, $80,434 and $149,747 for 1997, 1996 and 1995, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1997, 1996 and 1995, as determined using statutory accounting practices, is summarized as follows (000's):

                                                         1997    1996   1995
                                                        ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities..................................... $10,848 10,751 10,778
      Net income (loss) as reported to regulatory
       authorities..................................... $ 1,452    982   (920)

                        PARAGON LIFE INSURANCE COMPANY

(9) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,452,000. Paragon did not pay dividends in 1997, 1996 or 1995.

(10) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1997, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities and equipment under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1998............................ $  503
               1999............................    490
               2000............................    486
               2001............................    189
                                                ------
                                                $1,668
                                                ======

  Rent expense totaled $433,864, $388,976 and $256,631 in 1997, 1996 and 1995,
respectively.

[LOGO OF KPMG PEAT MARWICK LLP]

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's Putnam Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, New Opportunities, Growth and Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, U.S. Government and High Quality Bond, Global Growth, Utilities, and Asia Pacific Growth Divisions of Paragon Separate Account B as of December 31, 1997, and the related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with the Putnam Variable Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, New Opportunities, Growth and Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, U.S. Government and High Quality Bond, Global Growth, Utilities, and Asia Pacific Growth Divisions of Paragon Separate Account B as of December 31, 1997, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

April 4, 1998

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                               DECEMBER 31, 1997

                                                                                                  U.S.
                                                                            GLOBAL            GOVERNMENT &
                    MONEY        NEW      GROWTH &            DIVERSIFIED   ASSET                 HIGH      GLOBAL
                    MARKET  OPPORTUNITIES  INCOME  HIGH YIELD   INCOME    ALLOCATION VOYAGER  QUALITY BOND  GROWTH  UTILITIES
                   DIVISION   DIVISION    DIVISION  DIVISION   DIVISION    DIVISION  DIVISION   DIVISION   DIVISION DIVISION
                   -------- ------------- -------- ---------- ----------- ---------- -------- ------------ -------- ---------
NET ASSETS:
Investments in
 Putnam Invest-
 ments, at Market
 Value (See
 Schedule of In-
 vestments)......  $12,898     213,410    236,996    95,680     60,116      54,918   186,538     1,884      87,164    2,829
Receivable from
 Paragon Life
 Insurance
 Company.........      237       3,660      5,167     2,001      1,208       1,204     3,202        59       2,304       90
                   -------     -------    -------    ------     ------      ------   -------     -----      ------    -----
 Total Net As-
  sets...........   13,135     217,070    242,163    97,681     61,324      56,122   189,740     1,943      89,468    2,919
                   =======     =======    =======    ======     ======      ======   =======     =====      ======    =====
Group Variable
 Universal Life
 Cash Value
 Invested in
 Separate
 Account.........   13,135     217,070    242,163    97,681     61,324      56,122   189,740     1,943      89,468    2,919
                   -------     -------    -------    ------     ------      ------   -------     -----      ------    -----
                   $13,135     217,070    242,163    97,681     61,324      56,122   189,740     1,943      89,468    2,919
                   =======     =======    =======    ======     ======      ======   =======     =====      ======    =====
Total Units Held.   12,136      10,360      8,054     6,682      5,135       2,756     4,674       137       4,700      158
Net Asset Value
 Per Unit........  $  1.08       20.95      30.07     14.62      11.94       20.36     40.59     14.18       19.04    18.47
Cost of Invest-
 ments...........  $12,898     183,753    208,017    88,944     57,832      50,550   159,977     1,816      81,993    2,443
                   =======     =======    =======    ======     ======      ======   =======     =====      ======    =====
                   ASIA PACIFIC
                      GROWTH
                     DIVISION
                   ------------
NET ASSETS:
Investments in
 Putnam Invest-
 ments, at Market
 Value (See
 Schedule of In-
 vestments)......     62,724
Receivable from
 Paragon Life
 Insurance
 Company.........      1,730
                   ------------
 Total Net As-
  sets...........     64,454
                   ============
Group Variable
 Universal Life
 Cash Value
 Invested in
 Separate
 Account.........     64,454
                   ------------
                      64,454
                   ============
Total Units Held.      6,953
Net Asset Value
 Per Unit........       9.27
Cost of Invest-
 ments...........     72,697
                   ============

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED DECEMBER 31, 1997 AND FOR THE PERIOD FROM APRIL 15, 1996
                       (INCEPTION) TO DECEMBER 31, 1996

                              MONEY            NEW          GROWTH &                    DIVERSIFIED
                              MARKET      OPPORTUNITIES      INCOME        HIGH YIELD      INCOME
                             DIVISION       DIVISION        DIVISION        DIVISION      DIVISION
                          --------------  --------------  --------------  ------------  -------------
                           1997    1996    1997    1996    1997    1996    1997  1996    1997   1996
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----
Investment Income:
 Dividend Income........  $   526     79     --      --     2,280    --    3,575   --    1,898    --
Expenses:
 Mortality and Expense
 Charge.................       76     18   1,064     264    1,191    262     496   122     315     82
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----
 Net Investment Income
 (Expense)..............      450     61  (1,064)   (264)   1,089   (262)  3,079  (122)  1,583    (82)
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............      --     --      --      --     5,550    --      415   --      299    --
 Proceeds from Sales....   25,049 16,444  37,344   6,211   12,784  3,792   5,800 9,552     866    898
 Cost of Investments
 Sold...................   25,049 16,444  36,869   6,257   11,255  3,703   5,459 9,467     827    881
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----
   Net Realized Gain
   (Loss) on
   Investments..........      --     --      475     (46)   7,079     89     756    85     338     17
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......             --   (1,874)    --     7,003    --    1,820   --    1,207    --
 Unrealized Gain (Loss)
 End of Year............      --     --   29,656  (1,874)  28,979  7,003   6,736 1,820   2,284  1,207
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----
 Net Unrealized Gain
 (Loss) on Investments..             --   31,530  (1,874)  21,976  7,003   4,916 1,820   1,077  1,207
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----
   Net Gain (Loss) on
   Investments..........      --     --   32,005  (1,920)  29,055  7,092   5,672 1,905   1,415  1,224
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----
Increase (Decrease) in
Assets Resulting from
Operations..............  $   450     61  30,941  (2,184)  30,144  6,830   8,751 1,783   2,998  1,142
                          ======= ======  ======  ======  =======  =====  ====== =====  ======  =====
                                                                                                           U.S.
                                                                                                        GOVERNMENT
                              GLOBAL                      ASIA PACIFIC    GLOBAL ASSET                    & HIGH
                              GROWTH        UTILITIES        GROWTH        ALLOCATION     VOYAGER      QUALITY BOND
                             DIVISION       DIVISION        DIVISION        DIVISION      DIVISION       DIVISION
                          --------------  --------------  --------------  ------------  -------------  --------------
                           1997    1996    1997    1996    1997    1996    1997  1996    1997   1996    1997    1996
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----  ------  ------
Investment Income:
 Dividend Income........  $ 1,086    --       56     --       881    --    1,057   --      187    --       63     --
Expenses:
 Mortality and Expense
 Charge.................      451    110      15       5      388    113     325    69     945    215      11       3
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----  ------  ------
 Net Investment Income
 (Expense)..............      635   (110)     41      (5)     493   (113)    732   (69)   (758)  (215)     52      (3)
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............    1,168    --       77     --       --     --    1,806   --    4,031    --      --      --
 Proceeds from Sales....    9,268  1,760   1,482     991    8,945  2,875  12,504 2,599  23,924  5,842     818     193
 Cost of Investments
 Sold...................    8,265  1,737   1,333     968    8,631  2,873  11,077 2,539  23,095  5,784     783     189
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----  ------  ------
   Net Realized Gain
   (Loss) on Invest-
   ments................    2,171     23     226      23      314      2   3,233    60   4,860     58      35       4
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......    2,094    --      112     --     1,291    --    1,369   --      746    --       34     --
 Unrealized Gain (Loss)
 End of Year............    5,171  2,094     386     112   (9,973) 1,291   4,368 1,369  26,561    746      68      34
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----  ------  ------
 Net Unrealized Gain
 (Loss) on Investments..    3,077  2,094     274     112  (11,264) 1,291   2,999 1,369  25,815    746      34      34
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----  ------  ------
   Net Gain (Loss) on
   Investments..........    5,248  2,117     500     135  (10,950) 1,293   6,232 1,429  30,675    804      69      38
                          ------- ------  ------  ------  -------  -----  ------ -----  ------  -----  ------  ------
Increase (Decrease) in
Assets Resulting from
Operations..............  $ 5,883  2,007     541     130  (10,457) 1,180   6,964 1,360  29,917    589     121      35
                          ======= ======  ======  ======  =======  =====  ====== =====  ======  =====  ======  ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE PERIOD FROM APRIL 15, 1996
                       (INCEPTION) TO DECEMBER 31, 1996

                              MONEY            NEW            GROWTH &                        DIVERSIFIED   GLOBAL ASSET
                              MARKET      OPPORTUNITIES        INCOME         HIGH YIELD        INCOME       ALLOCATION
                             DIVISION        DIVISION         DIVISION         DIVISION        DIVISION       DIVISION
                          --------------  ---------------  ---------------  ---------------  -------------  -------------
                           1997    1996    1997     1996    1997     1996    1997     1996    1997   1996    1997   1996
                          ------- ------  -------  ------  -------  ------  -------  ------  ------ ------  ------ ------
Operations:
 Net Investment Income
 (Expense)..............  $   450     61   (1,064)   (264)   1,089    (262)   3,079    (122)  1,583    (82)    732    (69)
 Net Realized Gain
 (Loss) on Investments..      --     --       475     (46)   7,079      89      756      85     338     17   3,233     60
 Net Unrealized Gain
 (Loss) on Investments..      --     --    31,530  (1,874)  21,976   7,003    4,916   1,820   1,077  1,207   2,999  1,369
                          ------- ------  -------  ------  -------  ------  -------  ------  ------ ------  ------ ------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........      450     61   30,942  (2,184)  30,144   6,830    8,751   1,783   2,998  1,142   6,964  1,360
 Net Deposits into
 Separate Account.......    7,110  5,514  102,551  85,761  126,292  78,897   49,608  37,539  32,252 24,932  24,714 23,084
                          ------- ------  -------  ------  -------  ------  -------  ------  ------ ------  ------ ------
   Increase in Net
   Assets...............    7,560  5,575  133,493  83,577  156,436  85,727   58,359  39,322  35,250 26,074  31,678 24,444
Net Assets, Beginning of
Year....................    5,575      0   83,577       0   85,727       0   39,322       0  26,074      0  24,444    --
                          ------- ------  -------  ------  -------  ------  -------  ------  ------ ------  ------ ------
Net Assets, End of Year.  $13,135  5,575  217,070  83,577  242,163  85,727   97,681  39,322  61,324 26,074  56,122 24,444
                          ======= ======  =======  ======  =======  ======  =======  ======  ====== ======  ====== ======
                                                                                                 U.S.
                              GLOBAL                        ASIA PACIFIC                     GOVERNMENT &
                              GROWTH        UTILITIES          GROWTH          VOYAGER       HIGH QUALITY
                             DIVISION        DIVISION         DIVISION         DIVISION      BOND DIVISION
                          --------------  ---------------  ---------------  ---------------  -------------
                           1997    1996    1997     1996    1997     1996    1997     1996    1997   1996
                          ------- ------  -------  ------  -------  ------  -------  ------  ------ ------
Operations:
 Net Investment Income
 (Expense)..............  $   635   (110)      41      (5)     493    (113)    (758)   (215)     52     (3)
 Net Realized Gain
 (Loss) on Investments..    2,171     23      226      23      314       2    4,860      58      35      4
 Net Unrealized Gain
 (Loss) on Investments..    3,077  2,094      274     112  (11,264)  1,291   25,815     746      34     34
                          ------- ------  -------  ------  -------  ------  -------  ------  ------ ------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........    5,883  2,007      541     130  (10,457)  1,180   29,917     589     121     35
 Net Deposits into
 Separate Account.......   47,514 34,064      952   1,296   39,527  34,204   90,250  68,984     875    912
                          ------- ------  -------  ------  -------  ------  -------  ------  ------ ------
   Increase in Net
   Assets...............   53,397 36,071    1,493   1,426   29,070  35,384  120,167  69,573     996    947
Net Assets, Beginning of
Year....................   36,071    --     1,426     --    35,384     --    69,573     --      947    --
                          ------- ------  -------  ------  -------  ------  -------  ------  ------ ------
Net Assets, End of Year.  $89,468 36,071    2,919   1,426   64,454  35,384  189,740  69,573   1,943    947
                          ======= ======  =======  ======  =======  ======  =======  ======  ====== ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on April 15, 1996. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions which invests exclusively in shares of a single fund of Putnam Variable Trust (Putnam), an open-end, diversified management investment company. These funds are the Money Market Fund Division, New Opportunities Fund Division, Growth & Income Fund Division, High Yield Fund Division, Diversified Income Fund Division, Global Asset Allocation Fund Division, Voyager Fund Division, U.S. Government Bond and High Quality Bond Fund Division, Global Growth Fund Division, Utilities Fund Division, Asia Pacific Growth Fund Division, International Growth Division, International Growth and Income Division and International New Opportunities Division (the Divisions). The International Growth, International Growth and Income, and International New Opportunities Divisions commenced operations on May 1, 1997 and as of December 31, 1997, no activity has occurred. Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Putnam are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

 Reclassifications

  The Separate Account has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

(4) PURCHASES AND SALES OF PUTNAM VARIABLE TRUST SHARES

  For the Year ended December 31, 1997 and the Period from April 15, 1996 (inception) to December 31, 1996 purchases and proceeds from the sales of the Putnam Variable Trust were as follows:

                                             NEW                      DIVERSIFIED  GLOBAL ASSET
                          MONEY MARKET  OPPORTUNITIES   HIGH YIELD      INCOME      ALLOCATION      VOYAGER
                            DIVISION       DIVISION      DIVISION      DIVISION      DIVISION       DIVISION
                         -------------- -------------- ------------- ------------- ------------- --------------
                          1997    1996   1997    1996   1997   1996   1997   1996   1997   1996   1997    1996
                         ------- ------ ------- ------ ------ ------ ------ ------ ------ ------ ------- ------
Purchases............... $32,069 21,717 139,967 86,913 55,046 44,834 32,966 24,377 37,308 23,994 114,199 70,439
Sales................... $25,049 16,444  37,344  6,211  5,799  9,552    866    898 12,504  2,599  23,924  5,842
                         ======= ====== ======= ====== ====== ====== ====== ====== ====== ====== ======= ======

                         U.S. GOVERN-
                         MENT & HIGH                            ASIA PACIFIC
                         QUALITY BOND GLOBAL GROWTH  UTILITIES     GROWTH     GROWTH & INCOME
                           DIVISION     DIVISION     DIVISION     DIVISION        DIVISION
                         ------------ ------------- ----------- ------------- ----------------
                          1997  1996   1997   1996  1997  1996   1997   1996    1997    1996
                         ------ ----- ------ ------ ----- ----- ------ ------ -------- -------
Purchases............... $1,675 1,050 55,975 33,766 2,398 2,213 48,243 35,077  137,137  78,008
Sales................... $  818   193  9,268  1,760 1,482   991  8,945  2,875   12,784   3,792
                         ====== ===== ====== ====== ===== ===== ====== ====== ======== =======

                          PARAGON SEPARATE ACCOUNT B

NOTE 5--ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the year ended December 31, 1997 and the period from April 15, 1996 (inception) to December 31, 1996:

                                                                                            GLOBAL
                             MONEY          NEW        GROWTH &               DIVERSIFIED    ASSET
                            MARKET     OPPORTUNITIES    INCOME    HIGH YIELD    INCOME    ALLOCATION
                           DIVISION       DIVISION     DIVISION    DIVISION    DIVISION    DIVISION
                         ------------- -------------- ----------- ----------- ----------- ----------- -------
                          1997   1996   1997    1996  1997  1996  1997  1996  1997  1996  1997  1996
                         ------ ------ ------- ------ ----- ----- ----- ----- ----- ----- ----- ----- ---
Net Increase in Units
 Deposits............... 30,375 21,520   7,568  5,232 4,996 3,673 4,039 3,205 2,863 2,404 1,962 1,584
 Withdrawals............ 23,625 16,134   2,092    348   455   160   410   152    55    77   632   158
                         ------ ------ ------- ------ ----- ----- ----- ----- ----- ----- ----- ----- ---
 Net Increase in Unit...  6,750  5,386   5,476  4,884 4,541 3,513 3,629 3,053 2,808 2,327 1,330 1,426
Outstanding Units,
 Beginning of Year......  5,386    --    4,884    --  3,513   --  3,053   --  2,327   --  1,426   --
                         ------ ------ ------- ------ ----- ----- ----- ----- ----- ----- ----- ----- ---
Outstanding Units,
 End of Year............ 12,136  5,386  10,360  4,884 8,054 3,513 6,682 3,053 5,135 2,327 2,756 1,426
                         ====== ====== ======= ====== ===== ===== ===== ===== ===== ===== ===== ===== ===
                                            U.S.                                 ASIA
                                        GOVERNMENT &    GLOBAL                  PACIFIC
                            VOYAGER     HIGH QUALITY    GROWTH     UTILITIES    GROWTH
                           DIVISION    BOND DIVISION   DIVISION    DIVISION     DIVISON
                         ------------- -------------- ----------- ----------- -----------
                          1997   1996   1997    1996  1997  1996  1997  1996  1997  1996
                         ------ ------ ------- ------ ----- ----- ----- ----- ----- -----
Net Increase in Units
 Deposits...............  3,222  2,330     125     87 3,047 2,256   154   124 4,512 3,498
 Withdrawals............    700    178      60     15   497   106    93    27   794   263
                         ------ ------ ------- ------ ----- ----- ----- ----- ----- -----
 Net Increase in Unit...  2,522  2,152      65     72 2,550 2,150    61    97 3,718 3,235
Outstanding Units,
 Beginning of Year......  2,152    --       72    --  2,150   --     97   --  3,235   --
                         ------ ------ ------- ------ ----- ----- ----- ----- ----- -----
Outstanding Units,
 End of Year............  4,674  2,152     137     72 4,700 2,150   158    97 6,953 3,235
                         ====== ====== ======= ====== ===== ===== ===== ===== ===== =====

                           PARAGON SEPARATE ACCOUNT B

(6) RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares of Putnam Variable Trust. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the Year ended December 31, 1997 and for the period from April 15, 1996 (inception) to December 31, 1996:

                              MONEY               NEW                                            DIVERSIFIED    GLOBAL ASSET
                              MARKET         OPPORTUNITIES    GROWTH & INCOME    HIGH YIELD        INCOME        ALLOCATION
                             DIVISION          DIVISION          DIVISION         DIVISION        DIVISION        DIVISION
                         -----------------  ----------------  ----------------  --------------  --------------  --------------
                           1997     1996     1997     1996     1997     1996     1997    1996    1997    1996    1997    1996
                         --------  -------  -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
Total Gross Deposits...  $142,131  125,358  176,664  129,671  170,743  105,821  68,686  51,717  41,160  32,211  53,792  37,256
Surrenders and
Withdrawals............    (1,939)    (437) (13,699)    (584)  (2,820)    (477)   (976)    --     (123)    --   (5,339)   (347)
Transfers Between Funds
and General Account....      (440)     (9)   (3,765)     126    5,484      227       8    (227)    (1)     (76)            --
                         --------  -------  -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers...........   139,752  124,912  159,200  129,213  173,407  105,571  67,718  51,490  41,036  32,135  48,453  36,909
Deductions:
 Premium Expense
 Charges...............     4,387    3,763    5,452    3,892    5,270    3,177   2,120   1,552   1,270     967   1,660   1,118
 Monthly Expense
 Charges...............     2,902      203    3,607    3,045    3,486    3,124   1,402   1,433     840     950   1,098     891
 Cost of Insurance and
 Optional Benefits.....   125,353  115,432   47,590   36,515   38,359   20,373  14,588  10,966   6,674   5,286  20,981  11,816
                         --------  -------  -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
   Total Deductions....   132,642  119,398   56,649   43,452   47,115   26,674  18,110  13,951   8,784   7,203  23,739  13,825
                         --------  -------  -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
Net Deposits from
Policyholders..........  $  7,110    5,514  102,551   85,761  126,292   78,897  49,608  37,539  32,252  24,932  24,714  23,084
                         ========  =======  =======  =======  =======  =======  ======  ======  ======  ======  ======  ======
                                             U.S. GOVERN-
                                              MENT & HIGH                                       ASIA PACIFIC
                             VOYAGER         QUALITY BOND         GLOBAL          UTILITIES        GROWTH
                             DIVISION          DIVISION       GROWTH DIVISION     DIVISION        DIVISION
                         -----------------  ----------------  ----------------  --------------  --------------
                           1997     1996     1997     1996     1997     1996     1997    1996    1997    1996
                         --------  -------  -------  -------  -------  -------  ------  ------  ------  ------
Total Gross Deposits...  $149,063  105,904    2,396    1,835   68,166   45,346   3,893   2,733  64,011  50,107
Surrenders and
Withdrawals............    (7,566)    (605)    (371)     --    (5,983)    (122)   (567)    (43) (3,911)    (95)
Transfers Between Funds
and General Account....    (2,579)    (163)     (1)      (76)   2,526      248    (580)    --     (662)   (351)
                         --------  -------  -------  -------  -------  -------  ------  ------  ------  ------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers...........   138,918  105,136    2,024    1,759   64,709   45,472   2,746   2,690  59,438  49,661
Deductions:
 Premium Expense
 Charges...............     4,601    3,179       74       55    2,104    1,361     120      82   1,976   1,504
 Monthly Expense
 Charges...............     3,043    2,535       49       35    1,392    1,314      79      52   1,307   1,289
 Cost of Insurance and
 Optional Benefits.....    41,024   30,438    1,026      757   13,699    8,733   1,595   1,260  16,628  12,664
                         --------  -------  -------  -------  -------  -------  ------  ------  ------  ------
   Total Deductions....    48,668   36,152    1,149      847   17,195   11,408   1,794   1,394  19,911  15,457
                         --------  -------  -------  -------  -------  -------  ------  ------  ------  ------
Net Deposits from
Policyholders..........  $ 90,250   68,984      875      912   47,514   34,064     952   1,296  39,527  34,204
                         ========  =======  =======  =======  =======  =======  ======  ======  ======  ======

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1997

                                                     NUMBER    MARKET
                                                    OF SHARES  VALUE     COST
                                                    --------- -------- --------
Putnam Variable Trust:.............................
  Money Market Fund................................  12,898   $ 12,898 $ 12,898
  New Opportunities Fund...........................  10,052    213,410  183,753
  Growth & Income Fund.............................   8,369    236,996  208,017
  High Yield Fund..................................   7,025     95,680   88,944
  Diversified Income Fund..........................   5,315     60,116   57,832
  Global Asset Fund................................   2,927     54,918   50,550
  Voyager Fund.....................................   4,773    186,538  159,977
  U.S. Government Bond Fund........................     140      1,884    1,816
  Global Growth Fund...............................   4,753     87,164   81,993
  Utilities Fund...................................     165      2,829    2,443
  Asia Pacific Growth Fund.........................   6,818     62,724   72,697




                 See Accompanying Independent Auditors' Report.

                                  APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .657%, representing the average of the fees incurred in 1997 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Putnam VT prospectus), and a .182% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1997. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.739%, 4.261%, and 10.261%, respectively. No expense reimbursement arrangement exists between the Company and Putnam VT.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (see "Federal Tax Matters," page 36.) Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                  1.739%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,046           $500,000           $ 4,875           $500,000
  2          12,630             5,885            500,000             9,581            500,000
  3          19,423             8,475            500,000            14,156            500,000
  4          26,555            10,808            500,000            18,535            500,000
  5          34,045            12,862            500,000            22,728            500,000
  6          41,908            14,618            500,000            26,741            500,000
  7          50,165            16,046            500,000            30,578            500,000
  8          58,834            17,106            500,000            34,182            500,000
  9          67,937            17,761            500,000            37,621            500,000
 10          77,496            17,982            500,000            40,837            500,000
 11          87,532            17,760            500,000            43,778            500,000
 12          98,070            17,063            500,000            46,508            500,000
 13         109,134            15,887            500,000            48,979            500,000
 14         120,752            14,201            500,000            51,138            500,000
 15         132,951            11,952            500,000            52,991            500,000
 16         145,760             9,076            500,000            54,543            500,000
 17         159,209             5,461            500,000            55,742            500,000
 18         173,331               970            500,000            56,535            500,000
 19         188,159                 0                  0            56,932            500,000
 20         203,728                 0                  0            56,879            500,000
 25         294,060                 0                  0            46,963            500,000
 30         409,348                 0                  0             7,964            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 1.00%                        (Monthly Premium:
                                                     $500.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ 4.261%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,145           $500,000           $  5,034           $500,000
  2          12,630             6,267            500,000             10,197            500,000
  3          19,423             9,318            500,000             15,530            500,000
  4          26,555            12,285            500,000             20,972            500,000
  5          34,045            15,137            500,000             26,537            500,000
  6          41,908            17,848            500,000             32,233            500,000
  7          50,165            20,378            500,000             38,069            500,000
  8          58,834            22,674            500,000             43,992            500,000
  9          67,937            24,688            500,000             50,073            500,000
 10          77,496            26,372            500,000             56,261            500,000
 11          87,532            27,699            500,000             62,508            500,000
 12          98,070            28,619            500,000             68,881            500,000
 13         109,134            29,105            500,000             75,338            500,000
 14         120,752            29,103            500,000             81,835            500,000
 15         132,951            28,534            500,000             88,380            500,000
 16         145,760            27,303            500,000             94,985            500,000
 17         159,209            25,263            500,000            101,608            500,000
 18         173,331            22,234            500,000            108,207            500,000
 19         188,159            18,016            500,000            114,797            500,000
 20         203,728            12,399            500,000            121,339            500,000
 25         294,060                 0                  0            151,185            500,000
 30         409,348                 0                  0            166,745            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                  10.261%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,243           $500,000           $  5,191           $500,000
  2          12,630             6,658            500,000             10,826            500,000
  3          19,423            10,215            500,000             16,990            500,000
  4          26,555            13,922            500,000             23,667            500,000
  5          34,045            17,767            500,000             30,922            500,000
  6          41,908            21,747            500,000             38,817            500,000
  7          50,165            25,843            500,000             47,427            500,000
  8          58,834            30,029            500,000             56,768            500,000
  9          67,937            34,278            500,000             66,986            500,000
 10          77,496            38,570            500,000             78,123            500,000
 11          87,532            42,908            500,000             90,226            500,000
 12          98,070            47,269            500,000            103,470            500,000
 13         109,134            51,660            500,000            117,940            500,000
 14         120,752            56,066            500,000            133,731            500,000
 15         132,951            60,448            500,000            151,010            500,000
 16         145,760            64,759            500,000            169,963            500,000
 17         159,209            68,903            500,000            190,758            500,000
 18         173,331            72,758            500,000            213,591            500,000
 19         188,159            76,189            500,000            238,739            500,000
 20         203,728            79,053            500,000            266,479            500,000
 25         294,060            79,889            500,000            457,532            530,737
 30         409,348            25,792            500,000            772,369            826,435

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.739%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,801           $508,801           $ 10,636           $510,636
  2          25,261            17,277            517,277             20,992            520,992
  3          38,846            25,388            525,388             31,109            531,109
  4          53,111            33,127            533,127             40,921            540,921
  5          68,090            40,471            540,471             50,437            550,437
  6          83,817            47,404            547,404             59,664            559,664
  7         100,330            53,896            553,896             68,606            568,606
  8         117,669            59,910            559,910             77,204            577,204
  9         135,875            65,410            565,410             85,528            585,528
 10         154,992            70,372            570,372             93,518            593,518
 11         175,064            74,792            574,792            101,115            601,115
 12         196,140            78,644            578,644            108,391            608,391
 13         218,269            81,933            581,933            115,292            615,292
 14         241,505            84,638            584,638            121,759            621,759
 15         265,903            86,717            586,717            127,801            627,801
 16         291,521            88,121            588,121            133,425            633,425
 17         318,419            88,755            588,755            138,572            638,572
 18         346,663            88,508            588,508            143,187            643,187
 19         376,319            87,273            587,273            147,285            647,285
 20         407,457            84,952            584,952            150,808            650,808
 25         588,120            55,440            555,440            156,941            656,941
 30         818,697                 0                  0            132,694            632,694

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.261%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,088           $509,088           $ 10,983           $510,983
  2          25,261             18,387            518,387             22,337            522,337
  3          38,846             27,857            527,857             34,114            534,114
  4          53,111             37,492            537,492             46,258            546,258
  5          68,090             47,269            547,269             58,792            558,792
  6          83,817             57,169            557,169             71,732            571,732
  7         100,330             67,162            567,162             85,094            585,094
  8         117,669             77,202            577,202             98,831            598,831
  9         135,875             87,249            587,249            113,025            613,025
 10         154,992             97,266            597,266            127,629            627,629
 11         175,064            107,240            607,240            142,593            642,593
 12         196,140            117,133            617,133            157,999            657,999
 13         218,269            126,935            626,935            173,806            673,806
 14         241,505            136,612            636,612            189,963            689,963
 15         265,903            146,103            646,103            206,485            706,485
 16         291,521            155,340            655,340            223,389            723,389
 17         318,419            164,202            664,202            240,622            740,622
 18         346,663            172,545            672,545            258,134            758,134
 19         376,319            180,219            680,219            275,940            775,940
 20         407,457            187,079            687,079            293,988            793,988
 25         588,120            205,412            705,412            384,736            884,736
 30         818,697            177,125            677,125            462,344            962,344

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                           ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.261%)
                           --------------------------------------------------------------------
                                 GUARANTEED*                          CURRENT**
                           -------------------------------     --------------------------------
            PREM             CASH             DEATH              CASH              DEATH
 YR       @ 5.00%           VALUE            BENEFIT             VALUE            BENEFIT
 ---      --------         --------         ----------         ---------         ----------
  1       $ 12,322         $  9,371         $  509,371         $  11,325         $  511,325
  2         25,261           19,522            519,522            23,712            523,712
  3         38,846           30,481            530,481            37,306            537,306
  4         53,111           42,320            542,320            52,158            552,158
  5         68,090           55,096            555,096            68,401            568,401
  6         83,817           68,881            568,881            86,179            586,179
  7        100,330           83,742            583,742           105,649            605,649
  8        117,669           99,737            599,737           126,915            626,915
  9        135,875          116,939            616,939           150,232            650,232
 10        154,992          135,435            635,435           175,740            675,740
 11        175,064          155,346            655,346           203,595            703,595
 12        196,140          176,778            676,778           234,108            734,108
 13        218,269          199,881            699,881           267,489            767,489
 14        241,505          224,797            724,797           303,962            803,962
 15        265,903          251,654            751,654           343,845            843,845
 16        291,521          280,590            780,590           387,489            887,489
 17        318,419          311,705            811,705           435,211            935,211
 18        346,663          345,092            845,092           487,360            987,360
 19        376,319          380,851            880,851           544,398          1,044,398
 20        407,457          419,109            919,109           606,758          1,106,758
 25        588,120          655,139          1,155,139         1,015,859          1,515,859
 30        818,697          982,029          1,482,029         1,643,793          2,143,793

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.739%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 7,520           $500,000           $  9,970           $500,000
  2          25,261            14,685            500,000             19,703            500,000
  3          38,846            21,430            500,000             29,117            500,000
  4          53,111            27,729            500,000             38,282            500,000
  5          68,090            33,564            500,000             47,149            500,000
  6          83,817            38,936            500,000             55,668            500,000
  7         100,330            43,826            500,000             63,911            500,000
  8         117,669            48,239            500,000             71,837            500,000
  9         135,875            52,161            500,000             79,401            500,000
 10         154,992            55,552            500,000             86,617            500,000
 11         175,064            58,369            500,000             93,498            500,000
 12         196,140            60,525            500,000            100,005            500,000
 13         218,269            61,915            500,000            106,097            500,000
 14         241,505            62,433            500,000            111,796            500,000
 15         265,903            61,978            500,000            117,062            500,000
 16         291,521            60,481            500,000            121,861            500,000
 17         318,419            57,864            500,000            126,210            500,000
 18         346,663            54,056            500,000            129,883            500,000
 19         376,319            48,961            500,000            132,803            500,000
 20         407,457            42,386            500,000            134,933            500,000
 25         588,120                 0                  0            130,021            500,000
 30         818,697                 0                  0             84,226            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.261%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,766           $500,000           $ 10,296           $500,000
  2          25,261             15,635            500,000             20,967            500,000
  3          38,846             23,544            500,000             31,942            500,000
  4          53,111             31,466            500,000             43,306            500,000
  5          68,090             39,382            500,000             55,021            500,000
  6          83,817             47,295            500,000             67,054            500,000
  7         100,330             55,185            500,000             79,490            500,000
  8         117,669             63,064            500,000             92,309            500,000
  9         135,875             70,920            500,000            105,487            500,000
 10         154,992             78,722            500,000            119,060            500,000
 11         175,064             86,434            500,000            133,064            500,000
 12         196,140             93,981            500,000            147,491            500,000
 13         218,269            101,272            500,000            162,340            500,000
 14         241,505            108,215            500,000            177,663            500,000
 15         265,903            114,724            500,000            193,471            500,000
 16         291,521            120,749            500,000            209,784            500,000
 17         318,419            126,228            500,000            226,672            500,000
 18         346,663            131,113            500,000            244,030            500,000
 19         376,319            135,336            500,000            261,888            500,000
 20         407,457            138,750            500,000            280,319            500,000
 25         588,120            133,975            500,000            383,986            500,000
 30         818,697             46,712            500,000            522,706            548,841

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.261%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,008       $  500,000       $   10,616       $  500,000
  2        25,261           16,607          500,000           22,259          500,000
  3        38,846           25,793          500,000           34,945          500,000
  4        53,111           35,606          500,000           48,860          500,000
  5        68,090           46,099          500,000           64,080          500,000
  6        83,817           57,359          500,000           80,699          500,000
  7       100,330           69,463          500,000           98,941          500,000
  8       117,669           82,531          500,000          118,949          500,000
  9       135,875           96,679          500,000          140,883          500,000
 10       154,992          112,020          500,000          164,983          500,000
 11       175,064          128,690          500,000          191,521          500,000
 12       196,140          146,814          500,000          220,761          500,000
 13       218,269          166,537          500,000          253,017          500,000
 14       241,505          188,049          500,000          288,690          500,000
 15       265,903          211,598          500,000          328,211          500,000
 16       291,521          237,523          500,000          372,085          500,000
 17       318,419          266,233          500,000          420,925          505,900
 18       346,663          298,241          500,000          474,979          560,476
 19       376,319          334,157          500,000          534,328          625,164
 20       407,457          374,698          500,000          599,482          695,399
 25       588,120          665,082          711,638        1,037,107        1,109,704
 30       818,697        1,136,976        1,193,824        1,745,434        1,832,705

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
                                                     (Monthly Premium:
                                                     $2,166.67)

PREMIUM TAX: 2.00%

                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                 1.739%)
                             ---------------------------------------------------------------
                                  GUARANTEED*                        CURRENT**
                             -----------------------------     -----------------------------
             PREM              CASH            DEATH             CASH            DEATH
 YR        @ 5.00%            VALUE           BENEFIT           VALUE           BENEFIT
 ---      ----------         --------         --------         --------         --------
  1       $   26,698         $ 20,799         $520,799         $ 23,267         $523,267
  2           54,732           40,948          540,948           46,037          546,037
  3           84,168           60,381          560,381           68,221          568,221
  4          115,075           79,068          579,068           89,895          589,895
  5          147,528           96,987          596,987          111,003          611,003
  6          181,603          114,140          614,140          131,491          631,491
  7          217,382          130,505          630,505          151,433          651,433
  8          254,950          146,089          646,089          170,781          670,781
  9          294,397          160,877          660,877          189,480          689,480
 10          335,816          174,829          674,829          207,540          707,540
 11          379,305          187,902          687,902          224,974          724,974
 12          424,970          200,003          700,003          241,727          741,727
 13          472,917          211,026          711,026          257,746          757,746
 14          523,262          220,865          720,865          273,050          773,050
 15          576,124          229,430          729,430          287,587          787,587
 16          631,629          236,676          736,676          301,304          801,304
 17          689,909          242,557          742,557          314,223          814,223
 18          751,104          247,048          747,048          326,038          826,038
 19          815,358          250,109          750,109          336,645          836,645
 20          882,825          251,611          751,611          345,999          845,999
 25        1,274,261          227,596          727,596          369,709          869,709
 30        1,773,845          129,569          629,569          342,785          842,785

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
                                                     (Monthly Premium:
                                                     $2,166.67)

PREMIUM TAX: 2.00%

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                          ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.261%)
                          --------------------------------------------------------------
                               GUARANTEED*                       CURRENT**
                          ----------------------------    ------------------------------
            PREM            CASH           DEATH             CASH            DEATH
 YR       @ 5.00%          VALUE          BENEFIT           VALUE           BENEFIT
 ---     ----------       --------       ----------       ----------       ----------
  1      $   26,698       $ 21,479       $  521,479       $   24,028        $ 524,028
  2          54,732         43,576          543,576           48,983          548,983
  3          84,168         66,236          566,236           74,806          574,806
  4         115,075         89,440          589,440          101,602          601,602
  5         147,528        113,177          613,177          129,344          629,344
  6         181,603        137,456          637,456          158,007          658,007
  7         217,382        162,264          662,264          187,696          687,696
  8         254,950        187,617          687,617          218,394          718,394
  9         294,397        213,509          713,509          250,078          750,078
 10         335,816        239,908          739,908          282,789          782,789
 11         379,305        266,775          766,775          316,572          816,572
 12         424,970        294,020          794,020          351,405          851,405
 13         472,917        321,532          821,532          387,267          887,267
 14         523,262        349,195          849,195          424,207          924,207
 15         576,124        376,899          876,899          462,205          962,205
 16         631,629        404,580          904,580          501,240        1,001,240
 17         689,909        432,164          932,164          541,361        1,041,361
 18         751,104        459,600          959,600          582,288        1,082,288
 19         815,358        486,814          986,814          623,927        1,123,927
 20         882,825        513,638        1,013,638          666,243        1,166,243
 25       1,274,261        631,482        1,131,482          883,565        1,383,565
 30       1,773,845        689,457        1,189,457        1,095,577        1,595,577

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

 Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67)


                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                          ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.261%)
                          ----------------------------------------------------------------
                                GUARANTEED*                        CURRENT**
                          ------------------------------    ------------------------------
            PREM             CASH            DEATH             CASH            DEATH
 YR       @ 5.00%           VALUE           BENEFIT           VALUE           BENEFIT
 ---     ----------       ----------       ----------       ----------       ----------
  1      $   26,698       $   22,147       $  522,147       $   24,775       $  524,775
  2          54,732           46,260          546,260           51,993          551,993
  3          84,168           72,457          572,457           81,803          581,803
  4         115,075          100,909          600,909          114,539          614,539
  5         147,528          131,809          631,809          150,434          650,434
  6         181,603          165,397          665,397          189,741          689,741
  7         217,382          201,910          701,910          232,882          732,882
  8         254,950          241,644          741,644          280,186          780,186
  9         294,397          284,898          784,898          332,012          832,012
 10         335,816          331,976          831,976          388,824          888,824
 11         379,305          383,210          883,210          451,134          951,134
 12         424,970          438,913          938,913          519,438        1,019,438
 13         472,917          499,414          999,414          594,283        1,094,283
 14         523,262          565,074        1,065,074          676,346        1,176,346
 15         576,124          636,305        1,136,305          766,301        1,266,301
 16         631,629          713,612        1,213,612          864,890        1,364,890
 17         689,909          797,546        1,297,546          973,006        1,473,006
 18         751,104          888,738        1,388,738        1,091,291        1,591,291
 19         815,358          987,869        1,487,869        1,220,660        1,720,660
 20         882,825        1,095,593        1,595,593        1,362,184        1,862,184
 25       1,274,261        1,786,857        2,286,857        2,294,769        2,794,769
 30       1,773,845        2,815,219        3,315,219        3,752,081        4,252,081

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                                                        MFS VARIABLE INSURANCE
                                                        TRUST

                                [PARAGON LOGO]

            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1998

                                                                      50456 Com

                             GROUP AND INDIVIDUAL
                        FLEXIBLE PREMIUM VARIABLE LIFE
                              INSURANCE POLICIES

                                   ISSUED BY

                        PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") Internal Revenues Service Employer Identification No. 43-1235869 which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of an investment company currently consisting of thirteen separate mutual fund series, or "Funds":

  MFS Emerging Growth Series              MFS World Governments Series
  MFS Value Series                        MFS/Foreign & Colonial Emerging
  MFS Research Series                      Markets Equity Series
  MFS Growth With Income Series           MFS Bond Series
  MFS Total Return Series                 MFS Limited Maturity Series
  MFS Utilities Series                    MFS Money Market Series
  MFS High Income Series                  MFS New Discovery Series

The accompanying prospectus for MFS Insurance Trust (the "Trust") describes the investment objectives and policies, and the risks of the Funds.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For MFS Variable Insurance Trust.

  THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES
    AND  EXCHANGE  COMMISSION, NOR  HAS  THE  COMMISSION PASSED  UPON  THE
       ACCURACY OR ADEQUACY  OF THIS PROSPECTUS.  ANY REPRESENTATION TO
         THE CONTRARY IS A CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The Date Of This Prospectus Is May 1, 1998.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................  10
  The Company..............................................................  10
  The Separate Account.....................................................  11
  MFS Variable Insurance Trust.............................................  11
  Addition, Deletion, or Substitution of Investments.......................  13
Payment and Allocation of Premiums.........................................  14
  Issuance of a Policy.....................................................  14
  Premiums.................................................................  15
  Allocation of Net Premiums and Cash Value................................  17
  Policy Lapse and Reinstatement...........................................  17
Policy Benefits............................................................  18
  Death Benefit............................................................  18
  Cash Value...............................................................  21
Policy Rights and Privileges...............................................  23
  Exercising Rights and Privileges Under the Policies......................  23
  Loans....................................................................  23
  Surrender and Partial Withdrawals........................................  24
  Transfers................................................................  25
  Right to Examine Policy..................................................  26
  Conversion Right to a Fixed Benefit Policy...............................  26
  Eligibility Change Conversion............................................  26
  Payment of Benefits at Maturity..........................................  27
  Payment of Policy Benefits...............................................  27
Charges and Deductions.....................................................  28
  Sales Charges............................................................  28
  Premium Tax Charge.......................................................  28
  Monthly Deduction........................................................  28
  Partial Withdrawal Transaction Charge....................................  30
  Separate Account Charges.................................................  30
General Matters Relating to the Policy.....................................  31
Distribution of the Policies...............................................  34
General Provisions of the Group Contract...................................  35
Federal Tax Matters........................................................  37
Possible Change in Taxation................................................  40
Safekeeping of the Separate Account's Assets...............................  40
Voting Rights..............................................................  40
State Regulation of the Company............................................  41
Management of the Company..................................................  42
Legal Matters..............................................................  43
Legal Proceedings..........................................................  43
Experts....................................................................  43
Additional Information.....................................................  43
Financial Statements.......................................................  43
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Corporate Program--A category of Policies available as an Individual Policy in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

  Division--A subaccount of the Separate Account available for allocation under the Policy. Each Division invests exclusively in the shares of MFS Variable Insurance Trust.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate mutual fund series of MFS Variable Insurance Trust, a mutual fund in which the Separate Account's assets are invested.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract," page 35.) Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. However, in Corporate Programs, the Owner will generally remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account has Divisions, each of which invests in shares of a corresponding Fund of the Trust. The thirteen Funds currently available are MFS Emerging Growth Series, MFS Value Series, MFS Research Series, MFS Growth With Income Series, MFS Total Return Series, MFS Utilities Series, MFS High Income Series, MFS World Governments Series, MFS/Foreign & Colonial Emerging Markets Equity Series, MFS Bond Series, MFS Limited Maturity Series, and MFS Money Market Series and MFS New Discovery Series. Each Fund has a different investment objective. (See "The Separate Account--MFS Variable Insurance Trust.") An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth (1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. In Corporate Programs, the Owner or its designee will remit premiums generally on a schedule agreed to by the Company. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement," page
16). The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer-sponsored insurance program, Executive Program or Corporate Program the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to the Policy as issued) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, loan account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. A front-end sales charge of 1% of premiums will be deducted from each premium paid ("premium expense charge"). An additional charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured. See "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Trust because the Separate Account purchases the shares of the Trust.

(See "Charges and Deductions--Separate Account Charges.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: MFS Emerging Growth Series .87%; MFS Value Series 1.00%; MFS Research Series .88%; MFS Growth With Income Series 1.00%; MFS Total Return Series 1.00%; MFS Utilities Series 1.00%; MFS High Income Series 1.00%; MFS World Governments Series 1.00%; MFS/F&C Emerging Markets Equity Series 1.50% MFS Bond Series 1.00%; MFS Limited Maturity Series 1.00%; and MFS Money Market Series .60%, and MFS New Discovery Series 1.15%, Each series has an expense offset arrangement which reduces the series' custodian fees based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which also have the effect of reducing the series' expenses.) The advisor has agreed to bear expenses for the series, subject to reimbursement by the series, such that each series' "Other Expenses" shall not exceed set certain percentages of the average daily net assets of the series during the current fiscal year. MFS Emerging Growth Series and MFS Research Series are no longer part of the expense offset arrangement. Otherwise, total operating expenses for each series would have been: MFS Value Series 2.08%; MFS Growth With Income Series 1:10%; MFS Total Return Series 1.02%; MFS Utilities Series 1.20%; MFS High Income Series 1.15%; MFS World Governments Series 1.15%; MFS/F&C Emerging Markets Equity Series 5.92% (estimated); MFS Bond Series 3.58%; MFS Limited Maturity Series 6.20%; MFS Money Market Series 1.36%; and MFS New Discovery Series 1.37% (estimate).

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," page 16, and "Policy Rights and Privileges-- Surrender and Partial Withdrawals, Transfers," and "Charges and Deductions-- Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested, and (b) is the amount of outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals," page 23.) Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-13 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions, nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                     THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1997, it had assets in excess of $240 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the
A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by the Company.

  The Separate Account is divided into Divisions. Each Division for the Policy invests in shares of a single series of the Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

MFS VARIABLE INSURANCE TRUST

  The Separate Account invests in shares of the Trust, a series-type mutual fund registered with the SEC as an open-end, management investment company. The Trust currently has thirteen separate mutual fund series or "Funds" which are available in the Policies: MFS Emerging Growth Series, MFS Value Series, MFS Research Series, MFS Growth With Income Series, MFS Total Return Series, MFS Utilities Series, MFS High Income Series, MFS World Governments Series, MFS/Foreign & Colonial Emerging Markets Equity Series, MFS Bond Series, MFS Limited Maturity Series, and MFS Money Market Series and MFS New Discovery Series. The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are different from those of the other Funds. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The investment objectives and policies of each Fund are summarized below:

  MFS Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series investment objective of long-term growth of capital.

The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

  MFS Value Series' investment objective is to seek capital appreciation. Dividend income, if any, is a consideration incidental to the Series' objective of capital appreciation. While the Series' policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

  MFS Research Series' investment objective is to provide long-term growth of capital and future income. The portfolio securities of the Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Advisor but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility. The Research Series' policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth.

  MFS Growth With Income Series' investment objectives are to provide reasonable current income and long-term growth of capital and income. Under normal market conditions, the Growth With Income Series will invest at least 65% of its assets in equity securities of companies that are believed to have long-term prospects for growth and income.

  MFS Total Return Series' primary investment objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Generally, at least 40% of the assets of the Series are invested in equity securities.

  MFS Utilities Series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Utilities Series will seek to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

  MFS High Income Series' investment objective is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Series may invest some of its assets in high yield securities known as "junk bonds." The risks of investing in these securities are described in the MFS prospectus which should be read carefully before investing.

  MFS World Governments Series' investment objective is to seek not only preservation, but also growth of capital, together with moderate current income. The World Governments Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.

  MFS/Foreign & Colonial Emerging Markets Equity Series' investment objective is to seek capital appreciation. The selection of securities is made solely on the basis of potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of capital appreciation.

  MFS Bond Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

  MFS Limited Maturity Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

  MFS Money Market Series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

  MFS New Discovery Series' investment objective is capital appreciation. The Series seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in companies that the Adviser believes offer superior prospects for growth

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Trust, which must accompany or precede this Prospectus and which should be read carefully.

  Massachusetts Financial Services Company ("MFS") provides investment advisory services to the Trust in accordance with the terms of the current prospectus for the Trust. The Funds pay investment management fees to MFS as part of their expenses. See the Trust prospectus for details regarding these fees.

  Resolving Material Conflicts. All of the Funds of the Trust are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter. See the Trust prospectus for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds of the Trust and to substitute shares of another Fund of the Trust or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of the Trust, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of the Trust will always be available. The Trust sells shares to the Separate Account in accordance with the terms of a participation agreement between the Trust, the Company, and MFS. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase Trust shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of the Trust. In the event that the Trust is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer;
(ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  Corporate Programs will generally involve Individual Policies. Policies will be issued on the lives of eligible Insureds, generally employees of a sponsoring employer, and the Owner will usually be the sponsoring employer or its designee.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an individual employee to be eligible to be an Insured under a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, there may be specific classes to which the employee must belong to be eligible to be an Insured under a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder or sponsoring employer may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the

Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  In other than Executive Programs or Corporate Programs, the first time an employee is given the opportunity to purchase a Policy, the Company may issue the Policy and any spouse or children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs or Corporate Programs depending upon number of eligible employees or if other existing coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue, the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies or Corporate Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates:
(a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. In Corporate Programs, the Owner or its designated payor will remit premiums. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. For Corporate Programs, the Owner or its designated payor shall remit any scheduled and unscheduled premium payments. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no changes in planned or scheduled premiums upon the discontinuing employment of an Insured.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Company has administrative procedures to prevent a modified endowment contract by monitoring premium limits. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge. (See "Charges and Deductions--Sales Charges.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction, premium expense charge, and premium tax charge. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums-- Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer sponsored insurance program, Executive Program or Corporate Program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums.") the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction-- Cost of Insurance.")

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions-- Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit," page 17), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement," page 16.)

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, loan account interest rate credited, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions," page 28.)

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans," below.)

The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's

Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 10 days after receiving it or such longer period required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit,") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction.") If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement,") any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. The Company may realize a profit on one or more of these charges, such as the mortality and expense risk charge. We use any such profits for any corporate purpose, including, among other things, payments of sales expenses.

SALES CHARGES

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to one percent of the premium.

  In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes an additional charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (described below) equals the net premium.

  The sales charges will not change in the event that an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes premium payments will be reduced by a premium tax charge of 2 percent from all Policies.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the general range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender mix is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," page 17, and "Policy Rights and Privileges-- Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of the Trust. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Trust. (See "MFS Variable Insurance Trust.")

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Owner of the Policy is the entity named as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts, employer-sponsored insurance programs, Executive Programs, or Corporate Programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to the Company that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the MFS Variable Insurance Trust and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                         DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street Internal Revenue Service Employer Identification No. is 43-1333368. It is a Missouri Corporation formed May 4, 1984. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street.

  Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average cash value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

  Walnut Street received $29,986 in commissions for the Policies for the year ended December 31, 1997, $15,044 commissions for the Policies for the year ended December 31, 1996, and zero commissions for the year ended December 31, 1995.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges-- Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the

Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5,
1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the Trust or its investments, the Trust has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account, through the Trust, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                         POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from the Company's General Assets. The Company maintains records of all purchases and redemptions of Fund Shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance programme, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million covering all officers and Employees of the company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares of the Trust held in the Separate Account at regular and special shareholder meetings of the Trust in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Trust in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a

Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the Trust. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Trust.

  Because the Funds of the Trust serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund of the Trust if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

PREPARING FOR YEAR 2000

  Like all financial services provides, the Company utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including the Funds, that also may be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort is substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, it is not anticipated that Policy owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Company currently anticipates that its systems will be Year 2000 compliant on or about December 1, 1998, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                           MANAGEMENT OF THE COMPANY

                                              PRINCIPAL OCCUPATION(S)
           NAME                               DURING PAST FIVE YEARS*
           ----                               -----------------------
 EXECUTIVE OFFICERS**
    Carl H. Anderson@      President and Chief Executive Officer since June, 1986. Vice
                           President, New Ventures, since June 1986, General American
                           Life Insurance Co., St. Louis, MO (GenAm).
    Matthew K. Duffy       Vice President and Chief Financial Officer since July, 1996.
                           Formerly, Director of Accounting, Prudential Insurance
                           Company of America, March, 1987-June, 1996.
    E. Thomas Hughes, Jr.@ Treasurer since December, 1994. Corporate Actuary and
    General American Life  Treasurer, GenAm since October, 1994. Executive Vice
     Insurance Company     President-Group Pensions, GenAm January, 1990-October, 1994.
    700 Market Street
    St. Louis, MO 63101
    Matthew P. McCauley@   Vice President and General Counsel since 1984. Secretary
    General American Life  since August, 1981. Vice President and Associate General
     Insurance Company     Counsel, GenAm, since December 30, 1995.
    700 Market Street
    St. Louis, MO 63101
    Craig K. Nordyke@      Executive Vice President and Chief Actuary since November,
                           1996. Vice President and Chief Actuary August, 1990-
                           November, 1996; Second Vice President and Chief Actuary,
                           May, 1987-August, 1990.
    George E. Phillips     Vice President--Operations and System Development since
                           January, 1995. Formerly, Senior Vice President, Fortis, Inc.
                           July, 1991-August, 1994. Vice President, Mutual Benefit
                           prior to July, 1991.
 DIRECTORS***
    Richard A. Liddy       Chairman, President, and Chief Executive Officer, GenAm,
                           since May, 1992. President and Chief Operating Officer,
                           GenAm, May, 1988-May, 1992.
    Leonard M. Rubenstein  Chairman and Chief Executive Officer--Conning Corporation
                           and Conning Asset Management Company since January, 1997.
                           Executive Vice President--Investments, GenAm, February,
                           1991-January, 1997.
    Warren J. Winer        Executive Vice President--Group, GenAm, since September
                           1995. Formerly, Managing Director, Wm. M. Mercer, July,
                           1993-August, 1995; President, W F Corroon, September, 1990-
                           July, 1993.
    Bernard H Wolzenski    Executive Vice President--Individual, GenAm, since November,
                           1991. Vice President--Life Product Management, GenAm, May,
                           1989- November, 1991.
    A. Greig Woodring      President, Reinsurance Group of America, Inc., since May,
                           1993, and Executive Vice President--Reinsurance, GenAm,
                           since January, 1990.

--------
   *All positions listed are with the Company unless otherwise indicated. **The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.
 ***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring-Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
  @Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

  The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

  The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

LOGO

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 6, 1998

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                           (IN THOUSANDS OF DOLLARS)

                                                                  1997    1996
                                                                -------- -------
                            ASSETS
Fixed maturities, available for sale, at fair value............ $ 75,704  65,472
Policy loans...................................................   11,487   9,564
Cash and cash equivalents......................................    5,733   9,106
                                                                -------- -------
    Total cash and invested assets.............................   92,924  84,142
Reinsurance recoverables.......................................    1,733     841
Deposits relating to reinsured policyholder account balances...    6,416   6,074
Accrued investment income......................................    1,377   1,298
Deferred policy acquisition costs..............................   17,980  15,776
Fixed assets and leasehold improvements, net...................    2,609   1,365
Other assets...................................................      179     143
Separate account assets........................................  118,051  76,995
                                                                -------- -------
    Total assets............................................... $241,269 186,634
                                                                ======== =======
             LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholder account balances..................................   85,152  78,120
Policy and contract claims.....................................    1,085   1,108
Federal income taxes payable...................................      163     811
Other liabilities and accrued expenses.........................    3,486   2,704
Payable to affiliates..........................................    1,620   2,289
Due to separate account........................................       61      95
Deferred tax liability.........................................    4,394   2,781
Separate account liabilities...................................  118,051  76,995
                                                                -------- -------
    Total liabilities.......................................... $214,012 164,903
                                                                -------- -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding........................    2,050   2,050
  Additional paid-in capital...................................   17,950  17,950
  Net unrealized gain on investments, net......................    1,958     322
  Retained earnings............................................    5,299   1,409
                                                                -------- -------
    Total stockholder's equity................................. $ 27,257  21,731
                                                                -------- -------
    Total liabilities and stockholder's equity................. $241,269 186,634
                                                                ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                           1997    1996   1995
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $16,417 13,719  9,931
  Net investment income..................................   6,288  5,663  4,888
  Commissions and expense allowances on reinsurance
   ceded.................................................      10    114     96
  Net realized investment gains..........................      69     72      1
                                                          ------- ------ ------
    Total revenues.......................................  22,784 19,568 14,916
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,876  3,326  2,873
  Interest credited to policyholder account balances.....   4,738  4,126  3,833
  Commissions, net of capitalized costs..................     227     79     57
  General and administration expenses, net of capitalized
   costs.................................................   7,744  6,798  5,528
  Amortization of deferred policy acquisition costs......     424    285    369
                                                          ------- ------ ------
    Total benefits and expenses..........................  17,009 14,614 12,660
                                                          ======= ====== ======
    Income before federal income tax expense.............   5,775  4,954  2,256
Federal income tax expense...............................   1,885  1,738    781
                                                          ------- ------ ------
Net income............................................... $ 3,890  3,216  1,475
                                                          ======= ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                ADDITIONAL NET UNREALIZED RETAINED      TOTAL
                         COMMON  PAID-IN   GAIN (LOSS) ON EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    INVESTMENTS   (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
  Net income............    --       --           --        3,890       3,890
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         1,636         --        1,636
                         ------   ------       ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950        1,958       5,299      27,257
                         ======   ======       ======      ======      ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                       1997     1996     1995
                                                     --------  -------  ------
Cash flows from operating activities:
  Net income........................................ $  3,890    3,216   1,475
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables......................     (892)     407     297
      Deposits relating to reinsured policyholder
       account balances.............................     (342)    (378)   (139)
      Accrued investment income.....................      (79)    (257)   (156)
      Federal income tax recoverable/payable........     (648)     811     --
      Other assets..................................   (1,280)  (1,019)   (145)
      Policy and contract claims....................      (23)      12     387
      Other liabilities and accrued expenses........      782      741     313
      Payable to affiliates.........................     (669)     397     526
      Due to separate account.......................      (34)    (108)    (14)
  Deferred tax expense..............................      732      615     897
  Policy acquisition costs deferred.................   (2,972)  (2,447) (2,263)
  Amortization of deferred policy acquisition costs.      424      285     369
  Interest credited to policyholder accounts........    4,738    4,126   3,833
  Net gain on sales and calls of fixed maturities...      (69)     (72)     (1)
                                                     --------  -------  ------
Net cash provided by operating activities...........    3,558    6,329   5,379
Cash flows from investing activities:
  Purchase of fixed maturities......................  (12,557) (15,290) (8,423)
  Sale or maturity of fixed maturities..............    5,255    6,860   3,082
  Increase in policy loans, net.....................   (1,923)  (2,358) (1,788)
                                                     --------  -------  ------
Net cash used in investing activities...............   (9,225) (10,788) (7,129)
                                                     --------  -------  ------
Cash flows from financing activities:
  Net policyholder account deposits.................    2,294    6,509   5,764
                                                     --------  -------  ------
Net increase (decrease) in cash and cash
 equivalents........................................   (3,373)   2,050   4,014
Cash and cash equivalents at beginning of year......    9,106    7,056   3,042
                                                     --------  -------  ------
Cash and cash equivalents at end of year............ $  5,733    9,106   7,056
                                                     ========  =======  ======
Income taxes received (paid)........................ $ (1,801)    (198)     93
                                                     ========  =======  ======

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 1997 AND 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1997 and 1996, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                        PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1997, 1996 and 1995. The actual crediting rate was 6.5% in 1997, ranged from 6.5% to 7.0% in 1996, and was 7.0% in 1995.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

(g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                        PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(2) INVESTMENTS

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997 and 1996 are as follows (000's):

                                                         1997
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======
                                                         1996
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,410      129         (5)     4,534
      Corporate securities............   51,489    1,161       (844)    51,806
      Mortgage-backed securities......    7,547      137       (110)     7,574
      Asset-backed securities.........    1,513       45        --       1,558
                                        -------    -----       ----     ------
                                        $64,959    1,472       (959)    65,472
                                        =======    =====       ====     ======

                        PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      ESTIMATED
                                                       AMORTIZED COST FAIR VALUE
                                                       -------------- ----------
      Due in one year or less.........................    $ 3,092        3,124
      Due after one year through five years...........     10,443       10,846
      Due after five years through ten years..........     15,444       15,890
      Due after ten years through twenty years........     34,228       36,535
      Mortgage-backed securities......................      9,124        9,309
                                                          -------       ------
                                                          $72,331       75,704
                                                          =======       ======

  Proceeds from sales of fixed maturities during 1997, 1996 and 1995 were $1,328,585, $4,129,254 and $264,750 respectively. Gross gains of $68,876,
$71,604 and $1,338 were realized on those sales in 1997, 1996 and 1995, respectively.

  The sources of net investment income follow (000s):

                                                              1997   1996  1995
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 4,941 4,626 4,109
      Short-term investments................................     608   449   338
      Policy loans and other................................     807   680   480
                                                             ------- ----- -----
                                                             $ 6,356 5,755 4,927
      Investment expenses...................................     (68)  (92)  (39)
                                                             ======= ===== =====
          Net investment income............................. $ 6,288 5,663 4,888
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                                    1997   1996
                                                                   ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale....................... $3,373   513
        Deferred policy acquisition costs.........................   (361)  (17)
      Deferred income taxes....................................... (1,054) (174)
                                                                   ------  ----
      Net unrealized appreciation (depreciation).................. $1,958   322
                                                                   ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,982,000 and $3,909,000 at December 31, 1997 and 1996, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1997, 1996 and 1995 as they relate to transactions with affiliates are summarized as follows (000's):

                        PARAGON LIFE INSURANCE COMPANY

                                                         1997     1996    1995
                                                        -------  ------  ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded................  $13,001  10,264   8,607
        Policy benefits ceded.........................   14,070   6,274   6,881
        Commissions and expenses ceded................      195     114      94
        Reinsurance recoverables......................    1,661     774   1,183

  Ceded premiums and benefits to nonaffiliates for 1997, 1996 and 1995 were insignificant.

(4) DEFERRED POLICY ACQUISITION COSTS

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Balance at beginning of year....................  $15,776  13,006  12,496
      Policy acquisition costs deferred...............    2,972   2,447   2,263
      Policy acquisition costs amortized..............     (424)   (285)   (369)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (344)    608  (1,384)
                                                        -------  ------  ------
      Balance at end of year..........................  $17,980  15,776  13,006
                                                        =======  ======  ======

(5) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Current tax (benefit) expense...................  $ 1,153   1,123    (116)
      Deferred tax expense............................      732     615     897
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Computed "expected" tax expense.................  $ 2,022   1,734     790
      Other, net......................................     (137)      4      (9)
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 and 1996 are presented below (000's):

                                                                    1997   1996
                                                                   ------- -----
      Deferred tax assets:
        Unearned reinsurance allowances........................... $   217   153
        Policy and contract liabilities...........................   1,031 1,305
        Tax capitalization of acquisition costs...................   1,755 1,386
        Other, net................................................      76    69
                                                                   ------- -----
          Total deferred tax assets............................... $ 3,079 2,913
                                                                   ======= =====
      Deferred tax liabilities:
        Unrealized gain on investments............................ $ 1,054   174
        Deferred policy acquisition costs.........................   6,419 5,520
                                                                   ------- -----
          Total gross deferred tax liabilities.................... $ 7,473 5,694
                                                                   ======= =====
          Net deferred tax liabilities............................ $ 4,394 2,781
                                                                   ======= =====

                        PARAGON LIFE INSURANCE COMPANY

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1997, 1996 and 1995 were $1,348,198, $1,250,396 and $1,103,028, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1997, 1996 or 1995 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $198,972, $80,434 and $149,747 for 1997, 1996 and 1995, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1997, 1996 and 1995, as determined using statutory accounting practices, is summarized as follows (000's):

                                                         1997    1996   1995
                                                        ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities..................................... $10,848 10,751 10,778
      Net income (loss) as reported to regulatory
       authorities..................................... $ 1,452    982   (920)

                        PARAGON LIFE INSURANCE COMPANY

(9) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,452,000. Paragon did not pay dividends in 1997, 1996 or 1995.

(10) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1997, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities and equipment under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1998............................ $  503
               1999............................    490
               2000............................    486
               2001............................    189
                                                ------
                                                $1,668
                                                ======

  Rent expense totaled $433,864, $388,976 and $256,631 in 1997, 1996 and 1995,
respectively.

LOGO

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's MFS Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, World Governments and Value Divisions of Paragon Separate Account B as of December 31, 1997, and related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with the MFS Variable Insurance Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, World Governments and Value Divisions of Paragon Separate Account B as of December 31, 1997, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

April 4, 1997

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS
                               DECEMBER 31, 1997

                                  HIGH    MONEY   EMERGING               GROWTH     TOTAL                WORLD
                         BOND    INCOME   MARKET   GROWTH    UTILITIES WITH INCOME  RETURN   RESEARCH  GOVERNMENT  VALUE
                       DIVISION DIVISION DIVISION DIVISION   DIVISION   DIVISION   DIVISION  DIVISION   DIVISION  DIVISION
                       -------- -------- -------- ---------  --------- ----------- --------  --------  ---------- --------
NET ASSETS:
Investments in MFS
 Investments, at
 Market Value (See
 Schedule of
 Investments)........   $1,635   97,318   21,486  1,461,231   62,801     211,504   190,575   743,449       476     18,637
Receivable(payable)
 from/to Paragon Life
 Insurance Company...      (6)      (66)     (19)    (1,286)     (45)       (203)     (142)     (657)      (1)        (16)
                        ------   ------   ------  ---------   ------     -------   -------   -------     -----     ------
Total Net Assets.....    1,629   97,252   21,467  1,459,945   62,756     211,301   190,433   742,792       475     18,621
                        ======   ======   ======  =========   ======     =======   =======   =======     =====     ======
Group Variable
 Universal Life Cash
 Value Invested in
 Separate Account....    1,629   97,252   21,467  1,459,945   62,756     211,301   190,433   742,792       475     18,621
                        $1,629   97,252   21,467  1,459,945   62,756     211,301   190,433   742,792       475     18,621
                        ======   ======   ======  =========   ======     =======   =======   =======     =====     ======
Total Units Held.....      145    7,566   19,683     91,218    3,253      12,538    11,396    47,151        46      1,380
Net Asset Value Per
 Unit................   $11.23    12.85     1.09      16.01    19.29       16.85     16.71     15.75     10.33      13.49
Cost of Investments..   $1,914   89,104   21,486  1,203,352   50,629     182,215   170,005   649,994       488     19,138
                        ======   ======   ======  =========   ======     =======   =======   =======     =====     ======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997 AND FOR THE PERIOD FROM FEBRUARY 16, 1996
 (INCEPTION) TO DECEMBER 31, 1996, EXCEPT FOR THE VALUE DIVISION WHICH IS FOR
               THE PERIOD FROM MAY 1, 1997 TO DECEMBER 31, 1997

                                                           MONEY      EMERGING
                              BOND        HIGH INCOME     MARKET       GROWTH        UTILITIES
                            DIVISION       DIVISION      DIVISION     DIVISION       DIVISION
                          -------------  --------------  --------- --------------- --------------
                           1997   1996   1997    1996    1997 1996  1997     1996   1997    1996
                          ------  -----  -----  -------  ---- ---- -------  ------ ------  ------
Investment Income:
 Dividend Income........   $ --     450    --     1,481  916   52      --    4,652    --    1,110
Expenses:
 Mortality and Expense
 Charge.................      72     65    581      191  169   13   11,059   4,309    369     105
                          ------  -----  -----  -------  ---  ---  -------  ------ ------  ------
   Net Investment Income
   (Expense)............     (72)   385   (581)   1,290  747   39  (11,059)    343   (369)  1,005
Net Realized Gain (Loss)
on Investments:
 Realized Gain from Dis-
 tributions.............     --     --     --       --   --   --       --      534    --      239
 Proceeds from Sales....  14,554  6,424  2,962  124,652  --   --    86,187  44,470  1,160  41,990
 Cost of Investments
 Sold...................  13,683  6,461  2,712  124,741  --   --    73,076  41,467  1,010  42,077
                          ------  -----  -----  -------  ---  ---  -------  ------ ------  ------
   Net Realized
   Gain(Loss) on Invest-
   ments................     871    (37)   250      (89) --   --    13,111   3,537    150     152
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of the Year..    (165)   --     615      --   --   --    44,927     --     622     --
 Unrealized Gain (Loss)
 End of Year............    (279)  (165) 8,214      615  --   --   257,879  44,927 12,172     622
                          ------  -----  -----  -------  ---  ---  -------  ------ ------  ------
   Net Unrealized Gain
   (Loss) on Invest-
   ments................    (114)  (165) 7,599      615  --   --   212,952  44,927 11,550     622
                          ------  -----  -----  -------  ---  ---  -------  ------ ------  ------
   Net Gain on Invest-
   ments................     757   (202) 7,849      526  --   --   226,063  48,464 11,700     774
                          ------  -----  -----  -------  ---  ---  -------  ------ ------  ------
 Increase in Assets Re-
 sulting from Opera-
 tions..................  $  685    183  7,268    1,816  747   39  215,004  48,807 11,331   1,779
                          ======  =====  =====  =======  ===  ===  =======  ====== ======  ======

                                              GROWTH WITH      TOTAL                         WORLD
                                                INCOME        RETURN         RESEARCH     GOVERNMENTS    VALUE
                                               DIVISION      DIVISION        DIVISION       DIVISION    DIVISION
                                             ------------- -------------- --------------- ------------- --------
                                              1997   1996   1997    1996   1997     1996   1997   1996    1997
                                             ------- ----- ------  ------ -------  ------ ------  ----- --------
Investment Income:
 Dividend Income...........................  $ 2,353   560    --    1,534     --    4,835    --     --   2,226
Expenses:
 Mortality and Expense Charge..............    1,625   193  1,145     328   5,591   2,279      5      3     70
                                             ------- ----- ------  ------ -------  ------ ------  -----  -----
   Net Investment Income (Expense).........      728   367 (1,145)  1,206  (5,591)  2,556    (5)    (3)  2,156
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions..........    3,197    55    --      251     --      441    --     --     211
 Proceeds from Sales.......................   29,594 2,018 28,882  19,403  59,911  22,483 11,868  3,021  2,730
 Cost of Investments Sold..................   24,559 1,922 25,063  19,297  48,918  20,877 11,881  3,020  2,286
                                             ------- ----- ------  ------ -------  ------ ------  -----  -----
   Net Realized Gain(Loss) on Investments..    8,232   151  3,819     357  10,993   2,047    (13)     1    655
Net Unrealized Gain (Loss) on Invesstments:
 Unrealized Gain Beginning of Year.........    3,549     0  3,734       0  39,163       0     14      0      0
 Unrealized Gain End of Year...............   32,838 3,549 24,304   3,734 132,618  39,163      2     14   (501)
                                             ------- ----- ------  ------ -------  ------ ------  -----  -----
   Net Unrealized Gain on Investments......   29,289 3,549 20,570   3,734  93,455  39,163    (12)    14   (501)
                                             ------- ----- ------  ------ -------  ------ ------  -----  -----
   Net Gain (Loss) on Investments..........   37,521 3,700 24,389   4,091 104,448  41,210    (25)    15    154
                                             ------- ----- ------  ------ -------  ------ ------  -----  -----
Increase in Assets Resulting from Opera-
tions......................................  $38,249 4,067 23,244   5,297  98,857  43,766    (30)    12  2,310
                                             ======= ===== ======  ====== =======  ====== ======  =====  =====

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997 AND FOR THE PERIOD FROM FEBRUARY 16, 1996
  (INCEPTION) TO DECEMBER 31, 1996, EXCEPT FOR THE VALUE DIVISION WHICH IS FOR
                THE PERIOD FROM MAY 1, 1997 TO DECEMBER 31, 1997

                                                               MONEY
                                             HIGH INCOME      MARKET     EMERGING GROWTH     UTILITIES
                           BOND DIVISION      DIVISION       DIVISION       DIVISION         DIVISION
                          ----------------  --------------  ----------- ------------------ --------------
                            1997     1996    1997    1996    1997  1996   1997      1996    1997    1996
                          --------  ------  ------  ------  ------ ---- ---------  ------- ------  ------
Operations:
 Net investment Income
  (Expense).............  $    (72)    385    (581)  1,290     747  39    (11,059)     343   (369)  1,005
 Net Realized Gain(Loss)
  on Investments........       871     (37)    250     (89)    --  --      13,111    3,537    150     152
 Net Unrealized Gain
  (Loss) on Investments.      (114)   (165)  7,599     615     --  --     212,952   44,927 11,550     622
                          --------  ------  ------  ------  ------ ---  ---------  ------- ------  ------
 Increase (Decrease) in
  Net Assets Resulting
  from Operations.......       685     183   7,268   1,816     747  39    215,004   48,807 11,331     622
 Net Deposits into
  Separate Account......   (12,606) 13,367  63,165  25,003  20,576 193    631,572  564,562 35,205  14,441
                          --------  ------  ------  ------  ------ ---  ---------  ------- ------  ------
   Increase (Decrease)
    in Net Assets.......   (11,921) 13,550  70,433  26,819  21,323 232    846,576  613,369 46,536  15,063
Net Assets, Beginning of
 Year...................    13,550     --   26,819     --      232 --     613,369      --  16,220     --
                          --------  ------  ------  ------  ------ ---  ---------  ------- ------  ------
Net Assets, End of Year.  $  1,629  13,550  97,252  26,819  21,467 232  1,459,945  613,369 62,756  16,220
                          ========  ======  ======  ======  ====== ===  =========  ======= ======  ======

                              GROWTH                                          WORLD
                            WITH INCOME    TOTAL RETURN      RESEARCH      GOVERNMENTS    VALUE
                             DIVISION        DIVISION        DIVISION        DIVISION    DIVISION
                          --------------- --------------- ---------------- ------------- --------
                            1997    1996   1997     1996   1997     1996    1997   1996    1997
                          -------- ------ -------  ------ -------  ------- ------  ----- --------
Operations:
 Net investment Income
  (Expense).............  $    728    367  (1,145)  1,206  (5,591)   2,556    (5)    (3)   2,156
 Net Realized Gain(Loss)
  on Investments........     8,232    151   3,819     357  10,993    2,047    (13)     1     655
 Net Unrealized Gain
  (Loss) on Investments.    29,289  3,549  20,570   3,734  93,455   39,163    (12)    14    (501)
                          -------- ------ -------  ------ -------  ------- ------  -----  ------
 Increase (Decrease) in
  Net Assets Resulting
  from Operations.......    38,249  4,067  23,244   5,297  98,857   43,766    (30)    12   2,310
 Net Deposits into
  Separate Account......   137,397 31,588  84,909  76,983 279,591  320,578 (1,150) 1,643  16,311
                          -------- ------ -------  ------ -------  ------- ------  -----  ------
   Increase (Decrease)
    in Net Assets.......   175,646 35,655 108,153  82,280 378,448  364,344 (1,180) 1,655  18,621
Net Assets, Beginning of
 Year...................    35,655    --   82,280     --  364,344      --   1,655    --      --
                          -------- ------ -------  ------ -------  ------- ------  -----  ------
Net Assets, End of Year.  $211,301 35,655 190,433  82,280 742,792  364,344    475  1,655  18,621
                          ======== ====== =======  ====== =======  ======= ======  =====  ======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on February 16, 1996 with the exception of Value Fund which commenced operations on May 1, 1997. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into divisions, ten of which invest exclusively in shares of a single fund of MFS Variable Insurance Trust, an open-end, diversified management investment company. These funds are the Bond Portfolio, High Income Portfolio, Money Market Portfolio, Emerging Growth Portfolio, Utilities Portfolio, Growth with Income Portfolio, Total Return Portfolio, Research Portfolio, World Governments Portfolio and Value Portfolio (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of MFS are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

Reclassifications

  The Separate Account has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

(3) POLICY CHARGES--CONTINUED

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges against the operations of each division, a daily charge is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

(4) PURCHASES AND SALES OF MFS VARIABLE INSURANCE TRUST SHARES

  During the year ended December 31, 1997 and the period from February 16, 1996 (Inception) to December 31, 1996, except for the Value Division which is for the period from May 1, 1997 to December 31, 1997, purchases and proceeds from the sales of the MFS Insurance Trust were as follows:

                                         HIGH INCOME   MONEY MARKET  EMERGING GROWTH   UTILITIES
                         BOND DIVISION     DIVISION      DIVISION       DIVISION       DIVISION
                         -------------- -------------- ------------- --------------- -------------
                          1997    1996   1997   1996    1997   1996   1997    1996    1997   1996
                         ------- ------ ------ ------- ------ ------ ------- ------- ------ ------
Purchases............... $ 1,882 19,725 65,613 149,463 65,355 92,422 707,970 604,738 36,041 56,327
Sales................... $14,554  6,424  2,962 124,652 44,928 92,243  86,187  44,470  1,160 41,990
                         ======= ====== ====== ======= ====== ====== ======= ======= ====== ======

                             GROWTH                                        WORLD
                           WITH INCOME    TOTAL RETURN     RESEARCH     GOVERNMENTS   VALUE
                            DIVISION        DIVISION       DIVISION       DIVISION   DIVISION
                         --------------- -------------- --------------- ------------ --------
                           1997    1996   1997    1996   1997    1996    1997  1996    1997
                         -------- ------ ------- ------ ------- ------- ------ ----- --------
Purchases............... $165,568 33,414 112,787 96,060 334,559 340,792 10,714 4,662  18,987
Sales................... $ 29,594  2,018  28,882 19,403  59,911  22,483 11,868 3,021   2,730
                         ======== ====== ======= ====== ======= ======= ====== =====  ======

(5) ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the year ended December 31, 1997 and for the period from February 16, 1996 (inception) to December 31, 1996, except for the Value Division which is for the period from May 1, 1997 to December 31, 1997:

                                                                    EMERGING
                              BOND      HIGH INCOME MONEY MARKET     GROWTH      UTILITIES
                            DIVISION     DIVISION     DIVISION      DIVISION     DIVISION
                          ------------- ----------- ------------- ------------- -----------
                           1997   1996  1997  1996   1997   1996   1997   1996  1997  1996
                          ------  ----- ----- ----- ------ ------ ------ ------ ----- -----
Net Increase in Units
 Deposits...............     181  1,392 5,418 2,451 61,300 91,253 49,892 49,390 2,207 1,139
 Withdrawals............   1,349     79   201   102 41,837 91,033  4,974  3,090    51    42
                          ------  ----- ----- ----- ------ ------ ------ ------ ----- -----
 Net Increase in Units..  (1,168) 1,313 5,217 2,349 19,463    220 44,918 46,300 2,156 1,097
Outstanding Units, Be-
 ginning of Year........   1,313    --  2,349   --     220    --  46,300    --  1,097   --
                          ------  ----- ----- ----- ------ ------ ------ ------ ----- -----
Outstanding Units, End
 of Year................     145  1,313 7,566 2,349 19,683    220 91,218 46,300 3,253 1,097
                          ======  ===== ===== ===== ====== ====== ====== ====== ===== =====

                             GROWTH                                  WORLD
                          WITH INCOME  TOTAL RETURN   RESEARCH    GOVERNMENTS    VALUE
                            DIVISION     DIVISION     DIVISION      DIVISION    DIVISION
                          ------------ ------------ ------------- ------------- --------
                           1997  1996   1997  1996   1997   1996   1997   1996    1997
                          ------ ----- ------ ----- ------ ------ ------  ----- --------
Net Increase in Units
 Deposits...............  11,515 2,875  7,256 6,408 23,141 29,198  1,024   164   1,601
 Withdrawals............   1,698   154  1,779   489  3,554  1,634  1,132    10     221
                          ------ ----- ------ ----- ------ ------ ------  ----   -----
 Net Increase in Units..   9,817 2,721  5,477 5,919 19,587 27,564   (108)  154   1,380
Outstanding Units, Be-
 ginning of Year........   2,721   --   5,919   --  27,564    --     154   --      --
                          ------ ----- ------ ----- ------ ------ ------  ----   -----
Outstanding Units, End
 of Year................  12,538 2,721 11,396 5,919 47,151 27,564     46   154   1,380
                          ====== ===== ====== ===== ====== ====== ======  ====   =====

                          PARAGON SEPARATE ACCOUNT B

(6) RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares of MFS Variable Insurance Trust. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the year ended December 31, 1997 and for the period from February 16, 1996 (Inception) to December 31, 1996, except for the Value Division which is for the period from May 1, 1997 to December 31, 1997:

                                             HIGH INCOME   MONEY MARKET   EMERGING GROWTH     UTILITIES
                           BOND DIVISION      DIVISION       DIVISION        DIVISION         DIVISION
                          ----------------- ------------- --------------- ----------------  -------------
                            1997      1996   1997   1996   1997     1996   1997     1996     1997   1996
                          ---------  ------ ------ ------ -------  ------ -------  -------  ------ ------
Total Gross Deposits....  $   1,917   8,095 38,434 25,528 113,230  59,355 734,521  633,446  26,094 13,848
Surrenders and Withdraw-
als.....................         23     --       7    --  (15,685)    --  (16,610)     --        4    --
Transfers Between Funds
and General Account.....    (13,958)  6,587 28,246  1,650     --      --  (11,216)  (6,587) 10,729  1,650
                          ---------  ------ ------ ------ -------  ------ -------  -------  ------ ------
 Total Gross Deposits
 net of Surrenders,
 Withdrawals, and
 Transfers..............    (12,018) 14,682 66,687 27,178  97,545  59,355 706,695  626,859  36,827 15,498
Deductions:
 Premium Expense
 Charges................         57     243  1,153    766   3,397   1,781  22,036   19,003     783    415
 Monthly Expense
 Charges................         12      76    233    151     689       1   4,462    3,450     159     91
 Cost of Insurance and
 Optional Benefits......        519     996  2,136  1,258  72,883  57,380  48,625   39,844     680    551
                          ---------  ------ ------ ------ -------  ------ -------  -------  ------ ------
   Total Deductions.....        588   1,315  3,522  2,175  76,969  59,162  75,123   62,297   1,622  1,057
                          ---------  ------ ------ ------ -------  ------ -------  -------  ------ ------
Net Deposits from Poli-
cyholders...............  $ (12,606) 13,367 63,165 25,003  20,576     193 631,572  564,562  35,205 14,441
                          =========  ====== ====== ====== =======  ====== =======  =======  ====== ======

                          GROWTH WITH INCOME    TOTAL RETURN      RESEARCH       WORLD GOVERNMENTS   VALUE
                               DIVISION           DIVISION        DIVISION           DIVISION       DIVISION
                          ------------------------------------ ----------------  ---------------------------
                             1997       1996    1997     1996   1997     1996      1997      1996     1997
                          ----------  ----------------  ------ -------  -------  ---------  ----------------
Total Gross Deposits....  $  160,666    35,060  91,579  86,889 349,248  356,646     10,982      147  18,952
Surrenders and Withdraw-
als.....................          87       --  (16,739)    --  (16,853)     --          10      --      --
Transfers Between Funds
and General Account.....     (13,719)      --   22,925   1,650 (12,391)  (6,601)   (11,733)   1,650   1,116
                          ----------  -------- -------  ------ -------  -------  ---------  -------  ------
 Total Gross Deposits
 net of Surrenders,
 Withdrawals, and
 Transfers..............     147,034    35,060  97,765  88,539 320,004  350,045       (741)   1,797  20,068
Deductions:
 Premium Expense
 Charges................       4,820     1,052   2,747   2,607  10,478   10,699        329        4     569
 Monthly Expense
 Charges................         976       201     556     463   2,122    2,049         67        9     115
 Cost of Insurance and
 Optional Benefits......       3,841     2,219   9,553   8,486  27,813   16,719         13      141   3,073
                          ----------  -------- -------  ------ -------  -------  ---------  -------  ------
   Total Deductions.....       9,637     3,472  12,856  11,556  40,413   29,467        409      154   3,757
                          ----------  -------- -------  ------ -------  -------  ---------  -------  ------
Net Deposits from Poli-
cyholder................  $  137,397    31,588  84,909  76,983 279,591  320,578     (1,150)   1,643  16,311
                          ==========  ======== =======  ====== =======  =======  =========  =======  ======

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1997

                                                   NUMBER    MARKET
                                                  OF SHARES   VALUE     COST
                                                  --------- --------- ---------
MFS VARIABLE INSURANCE TRUST:
  Bond Division..................................     148   $   1,635 $   1,914
  High Income Division...........................   7,880      97,318    89,104
  Money Market Division..........................  21,486      21,486    21,486
  Emerging Growth Division.......................  90,535   1,461,231 1,203,352
  Utilities Division.............................   3,491      62,801    50,629
  Growth with Income Division....................  12,865     211,504   182,215
  Total Return Division..........................  11,460     190,575   170,005
  Research Division..............................  47,084     743,449   649,994
  World Governments Division.....................      47         476       488
  Value..........................................   1,596      18,637    19,138





                 See Accompanying Independent Auditors' Report

                                  APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .742%, representing the average of the fees incurred in 1997 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Trust prospectus), and a .246% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1997. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of --1.888%, 4.112%, and 10.112%, respectively. No expense reimbursement arrangement exists between the Company and the Trust. MFS reimbursed expenses in 1997 for all Series of the Trust.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (see "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                             ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ 1.888%
                             --------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                             -------------------------------      -------------------------------
            PREM              CASH              DEATH              CASH              DEATH
 YR        @ 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       -------           -------           --------           -------           --------
  1        $ 6,161           $ 3,043           $500,000           $ 4,871           $500,000
  2         12,630             5,875            500,000             9,566            500,000
  3         19,423             8,454            500,000            14,123            500,000
  4         26,555            10,774            500,000            18,477            500,000
  5         34,045            12,810            500,000            22,640            500,000
  6         41,908            14,546            500,000            26,617            500,000
  7         50,165            15,951            500,000            30,412            500,000
  8         58,834            16,987            500,000            33,970            500,000
  9         67,937            17,617            500,000            37,358            500,000
 10         77,496            17,812            500,000            40,519            500,000
 11         87,532            17,564            500,000            43,400            500,000
 12         98,070            16,842            500,000            46,067            500,000
 13        109,134            15,642            500,000            48,472            500,000
 14        120,752            13,934            500,000            50,562            500,000
 15        132,951            11,666            500,000            52,343            500,000
 16        145,760             8,775            500,000            53,822            500,000
 17        159,209             5,149            500,000            54,945            500,000
 18        173,331               653            500,000            55,661            500,000
 19        188,159                 0                  0            55,980            500,000
 20        203,728                 0                  0            55,849            500,000
 25        294,060                 0                  0            45,549            500,000
 30        409,348                 0                  0             6,248            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN @ 6.00% (NET RATE 4.112%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,143           $500,000           $  5,030           $500,000
  2          12,630             6,258            500,000             10,181            500,000
  3          19,423             9,296            500,000             15,495            500,000
  4          26,555            12,246            500,000             20,909            500,000
  5          34,045            15,076            500,000             26,436            500,000
  6          41,908            17,760            500,000             32,084            500,000
  7          50,165            20,258            500,000             37,862            500,000
  8          58,834            22,516            500,000             43,716            500,000
  9          67,937            24,487            500,000             49,715            500,000
 10          77,496            26,123            500,000             55,809            500,000
 11          87,532            27,397            500,000             61,948            500,000
 12          98,070            28,260            500,000             68,199            500,000
 13         109,134            28,683            500,000             74,519            500,000
 14         120,752            28,614            500,000             80,861            500,000
 15         132,951            27,974            500,000             87,235            500,000
 16         145,760            26,670            500,000             93,650            500,000
 17         159,209            24,553            500,000            100,063            500,000
 18         173,331            21,444            500,000            106,429            500,000
 19         188,159            17,145            500,000            112,764            500,000
 20         203,728            11,448            500,000            118,026            500,000
 25         294,060                 0                  0            147,004            500,000
 30         409,348                 0                  0            159,496            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                  10.112%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @ 5.0%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,241           $500,000           $  5,187           $500,000
  2          12,630             6,648            500,000             10,810            500,000
  3          19,423            10,193            500,000             16,953            500,000
  4          26,555            13,879            500,000             23,597            500,000
  5          34,045            17,697            500,000             30,805            500,000
  6          41,908            21,641            500,000             38,639            500,000
  7          50,165            25,692            500,000             47,168            500,000
  8          58,834            29,821            500,000             56,408            500,000
  9          67,937            34,001            500,000             66,501            500,000
 10          77,496            38,210            500,000             77,483            500,000
 11          87,532            42,448            500,000             89,399            500,000
 12          98,070            46,691            500,000            102,417            500,000
 13         109,134            50,945            500,000            116,617            500,000
 14         120,752            55,190            500,000            132,086            500,000
 15         132,951            59,385            500,000            148,984            500,000
 16         145,760            63,479            500,000            167,487            500,000
 17         159,209            67,371            500,000            187,752            500,000
 18         173,331            70,934            500,000            209,964            500,000
 19         188,159            74,028            500,000            234,384            500,000
 20         203,728            76,503            500,000            261,270            500,000
 25         294,060            74,255            500,000            445,401            516,666
 30         409,348            13,386            500,000            747,915            800,270

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 45
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
                                                    $1,000.00)
PREMIUM TAX: 2.00%

                                  FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 0.00% (NET RATE @-1.888%
                                ------------------------------------------------------------------------
                                    GUARANTEED*                              CURRENT**
                                --------------------------------       ---------------------------------
             PREM                CASH               DEATH               CASH                DEATH
 YR         @ 5.00%             VALUE              BENEFIT              VALUE              BENEFIT
 ---        -------             ------             -------             -------             -------
  1          12,322              8,793             508,793              10,627             510,627
  2          25,261             17,250             517,250              20,959             520,959
  3          38,846             25,329             525,329              31,037             531,037
  4          53,111             33,024             533,024              40,795             540,795
  5          68,090             40,314             540,314              50,245             550,245
  6          83,817             47,183             547,183              59,392             559,392
  7         100,330             53,604             553,604              68,242             568,242
  8         117,669             59,536             559,536              76,736             576,736
  9         135,875             64,950             564,950              84,946             584,946
 10         154,992             69,817             569,817              92,812             592,812
 11         175,064             74,138             574,138             100,275             600,275
 12         196,140             77,887             577,887             107,409             607,409
 13         218,269             81,069             581,069             114,159             614,159
 14         241,505             83,665             583,665             120,470             620,470
 15         265,903             85,633             585,633             126,348             626,348
 16         291,521             86,926             586,926             131,802             631,802
 17         318,419             87,449             587,449             136,775             636,775
 18         346,663             87,094             587,094             141,212             641,212
 19         376,319             85,753             585,753             145,127             645,127
 20         407,457             83,331             583,331             148,467             648,467
 25         588,120             53,442             553,442             153,684             653,684
 30         818,697                  0                   0             128,662             628,662

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.112%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,081           $509,081           $ 10,975           $510,975
  2          25,261             18,360            518,360             22,304            522,304
  3          38,846             27,794            527,794             34,037            534,037
  4          53,111             37,378            537,378             46,119            546,119
  5          68,090             47,088            547,088             58,570            558,570
  6          83,817             56,904            556,904             71,405            571,405
  7         100,330             66,795            566,795             84,639            584,639
  8         117,669             76,715            576,715             98,223            598,223
  9         135,875             86,621            586,621            112,237            612,237
 10         154,992             96,477            596,477            126,632            626,632
 11         175,064            106,270            606,270            141,357            641,357
 12         196,140            115,959            615,959            156,493            656,493
 13         218,269            125,534            625,534            171,995            671,995
 14         241,505            134,960            634,960            187,811            687,811
 15         265,903            144,177            644,177            203,956            703,956
 16         291,521            153,115            653,115            220,441            720,441
 17         318,419            161,652            661,652            237,215            737,215
 18         346,663            169,644            669,644            254,222            754,222
 19         376,319            176,941            676,941            271,477            771,477
 20         407,457            183,398            683,398            288,925            788,925
 25         588,120            199,337            699,337            375,861            875,861
 30         818,697            168,127            668,127            448,122            948,122

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 45
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
                                                    $1,000.00)

PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.112%
                             ------------------------------------------------------------------------
                                  GUARANTEED*                             CURRENT**
                             --------------------------------      ----------------------------------
            PREM              CASH               DEATH               CASH                DEATH
 YR        @ 5.00%            VALUE             BENEFIT              VALUE              BENEFIT
 ---       -------           -------           ---------           ---------           ---------
  1        $12,322           $ 9,364            $509,364           $  11,316           $ 511,316
  2         25,261            19,493             519,493              23,677             523,677
  3         38,846            30,414             530,414              37,225             537,225
  4         53,111            42,194             542,194              52,004             552,004
  5         68,090            54,888             554,888              68,146             568,146
  6         83,817            68,564             568,564              85,788             585,788
  7        100,330            83,284             583,284             105,082             605,082
  8        117,669            99,103             599,103             126,126             626,126
  9        135,875           116,087             616,087             149,166             649,166
 10        154,992           134,318             634,318             174,335             674,335
 11        175,064           153,909             653,909             201,780             701,780
 12        196,140           174,960             674,960             231,798             731,798
 13        218,269           197,613             697,613             264,589             764,589
 14        241,505           221,998             721,998             300,364             800,364
 15        265,903           248,234             748,234             339,424             839,424
 16        291,521           276,447             776,447             382,102             882,102
 17        318,419           306,723             806,723             428,696             928,696
 18        346,663           339,139             839,139             479,532             979,532
 19        376,319           373,782             873,782             535,047           1,035,047
 20        407,457           410,757             910,757             595,644           1,095,644
 25        588,120           637,086           1,137,086             991,084           1,491,084
 30        818,697           945,853           1,445,853           1,592,523           2,092,523

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.888%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 7,514           $500,000           $  9,962           $500,000
  2          25,261            14,661            500,000             19,672            500,000
  3          38,864            21,379            500,000             29,049            500,000
  4          53,111            27,642            500,000             38,164            500,000
  5          68,090            33,430            500,000             46,967            500,000
  6          83,817            38,748            500,000             55,411            500,000
  7         100,330            43,576            500,000             63,567            500,000
  8         117,669            47,921            500,000             71,394            500,000
  9         135,875            51,767            500,000             78,849            500,000
 10         154,992            55,078            500,000             85,947            500,000
 11         175,064            57,809            500,000             92,700            500,000
 12         196,140            59,874            500,000             99,068            500,000
 13         218,269            61,171            500,000            105,014            500,000
 14         241,505            61,592            500,000            110,557            500,000
 15         265,903            61,037            500,000            115,661            500,000
 16         291,521            59,439            500,000            120,288            500,000
 17         318,419            56,721            500,000            124,458            500,000
 18         346,663            52,812            500,000            127,944            500,000
 19         376,319            47,619            500,000            130,668            500,000
 20         407,457            40,948            500,000            132,595            500,000
 25         588,120                 0                  0            126,526            500,000
 30         818,697                 0                  0             79,265            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.112%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,760           $500,000           $ 10,288           $500,000
  2          25,261             15,611            500,000             20,936            500,000
   3         38,846             23,490            500,000             31,870            500,000
  4          53,111             31,369            500,000             43,175            500,000
  5          68,090             39,227            500,000             54,811            500,000
  6          83,817             47,067            500,000             66,745            500,000
  7         100,330             54,870            500,000             79,060            500,000
  8         117,669             62,645            500,000             91,732            500,000
  9         135,875             70,378            500,000            104,738            500,000
 10         154,992             78,038            500,000            118,110            500,000
 11         175,064             85,588            500,000            131,882            500,000
 12         196,140             92,951            500,000            146,045            500,000
 13         218,269            100,033            500,000            160,593            500,000
 14         241,505            106,741            500,000            175,577            500,000
 15         265,903            112,986            500,000            191,003            500,000
 16         291,521            118,715            500,000            206,887            500,000
 17         318,419            123,864            500,000            223,294            500,000
 18         346,663            128,381            500,000            240,115            500,000
 19         376,319            132,192            500,000            257,369            500,000
 20         407,457            135,146            500,000            275,124            500,000
 25         588,120            127,005            500,000            373,877            500,000
 30         818,697             32,777            500,000            503,282            529,496

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.112%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,002       $  500,000       $   10,608       $  500,000
  2        25,261           16,582          500,000           22,226          500,000
  3        38,846           25,735          500,000           34,868          500,000
  4        53,111           35,498          500,000           48,715          500,000
  5        68,090           45,920          500,000           63,840          500,000
  6        83,817           57,086          500,000           80,330          500,000
  7       100,330           69,068          500,000           98,405          500,000
  8       117,669           81,982          500,000          118,200          500,000
  9       135,875           95,936          500,000          139,868          500,000
 10       154,992          111,041          500,000          163,640          500,000
 11       175,064          127,421          500,000          189,778          500,000
 12       196,140          145,192          500,000          218,533          500,000
 13       218,269          164,490          500,000          250,203          500,000
 14       241,505          185,489          500,000          285,175          500,000
 15       265,903          208,421          500,000          323,858          500,000
 16       291,521          233,606          500,000          366,733          500,000
 17       318,419          261,428          500,000          414,388          500,000
 18       346,663          292,370          500,000          467,149          551,236
 19       376,319          327,005          500,000          525,015          614,268
 20       407,457          366,005          500,000          588,456          682,609
 25       588,120          645,967          691,185        1,012,744        1,083,636
 30       818,697        1,099,179        1,154,138        1,694,892        1,779,637

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
                                                    $2,166.67)

PREMIUM TAX: 2.00%

                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                 1.888%)
                             ---------------------------------------------------------------
                                  GUARANTEED*                        CURRENT**
                             -----------------------------     -----------------------------
             PREM              CASH            DEATH             CASH            DEATH
 YR        @ 5.00%            VALUE           BENEFIT           VALUE           BENEFIT
 ---      ----------         --------         --------         --------         --------
  1       $   26,698         $ 20,782         $520,782         $ 23,248         $523,248
  2           54,732           40,884          540,884           45,964          545,964
  3           84,168           60,240          560,240           68,062          568,062
  4          115,075           78,824          578,824           89,619          589,619
  5          147,528           96,614          596,614          110,580          610,580
  6          181,603          113,614          613,614          130,892          630,892
  7          217,382          129,803          629,803          150,632          650,632
  8          254,950          145,192          645,192          169,751          669,751
  9          294,397          159,765          659,765          188,196          688,196
 10          335,816          173,484          673,484          205,981          705,981
 11          379,305          186,308          686,308          223,118          723,118
 12          424,970          198,147          698,147          239,554          739,554
 13          472,917          208,895          708,895          255,237          755,237
 14          523,262          218,449          718,449          270,188          770,188
 15          576,124          226,719          726,719          284,356          784,356
 16          631,629          233,666          733,666          297,691          797,691
 17          689,909          239,242          739,242          310,213          810,213
 18          751,104          243,427          743,427          321,622          821,622
 19          815,358          246,181          746,181          331,812          831,812
 20          882,825          247,379          747,379          340,744          840,744
 25        1,274,261          221,976          721,976          362,308          862,308
 30        1,773,845          123,120          623,120          333,440          833,440

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
                                                    $2,166.67)

PREMIUM TAX: 2.00%

                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.112%)
                            -----------------------------------------------------------------
                                 GUARANTEED*                         CURRENT**
                            -----------------------------     -------------------------------
            PREM             CASH             DEATH             CASH              DEATH
 YR        @ 5.00%           VALUE           BENEFIT            VALUE            BENEFIT
 ---      ---------         -------         ---------         ---------         ---------
  1       $  26,698         $21,463         $ 521,463         $  24,009         $ 524,009
  2          54,732          43,510           543,510            48,909           548,909
  3          84,168          66,086           566,086            74,638           574,638
  4         115,075          89,170           589,170           101,297           601,297
  5         147,528         112,747           612,747           128,857           628,857
  6         181,603         136,824           636,824           157,288           657,288
  7         217,382         161,386           661,386           186,695           686,695
  8         254,950         186,447           686,447           217,054           717,054
  9         294,397         211,998           711,998           248,340           748,340
 10         335,816         238,003           738,003           280,590           780,590
 11         379,305         264,421           764,421           313,844           813,844
 12         424,970         291,159           791,159           348,077           848,077
 13         472,917         318,103           818,103           383,262           883,262
 14         523,262         345,135           845,135           419,444           919,444
 15         576,124         372,141           872,141           456,599           956,599
 16         631,629         399,055           899,055           494,698           994,698
 17         689,909         425,801           925,801           533,789         1,033,789
 18         751,104         452,323           952,323           573,583         1,073,583
 19         815,358         478,545           978,545           613,983         1,113,983
 20         882,825         504,299         1,004,299           654,947         1,154,947
 25       1,274,261         615,500         1,115,500           863,629         1,363,629
 30       1,773,845         664,600         1,164,600         1,063,345         1,563,345

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67)


                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                           ANNUAL RATE OF RETURN @ 12.00% (NET RATE 10.112%)
                          ----------------------------------------------------------------
                                GUARANTEED*                        CURRENT**
                          ------------------------------    ------------------------------
            PREM             CASH            DEATH             CASH            DEATH
 YR       @ 5.00%           VALUE           BENEFIT           VALUE           BENEFIT
 ---     ----------       ----------       ----------       ----------       ----------
  1      $   26,698       $   22,131       $  522,131       $   24,757       $  524,757
  2          54,732           46,193          546,193           51,918          551,918
  3          84,168           72,298          572,298           81,624          581,624
  4         115,075          100,610          600,610          114,202          614,202
  5         147,528          131,315          631,315          149,874          649,874
  6         181,603          164,641          664,641          188,883          688,883
  7         217,382          200,817          700,817          231,637          731,637
  8         254,950          240,125          740,125          278,450          778,450
  9         294,397          282,851          782,851          329,666          829,666
 10         335,816          329,285          829,285          385,729          885,729
 11         379,305          379,739          879,739          447,130          947,130
 12         424,970          434,508          934,508          514,341        1,014,341
 13         472,917          493,897          993,897          587,880        1,087,880
 14         523,262          558,244        1,058,244          668,395        1,168,395
 15         576,124          627,932        1,127,932          756,522        1,256,522
 16         631,629          703,434        1,203,434          852,965        1,352,965
 17         689,909          785,266        1,285,266          958,571        1,458,571
 18         751,104          874,019        1,374,019        1,073,932        1,573,932
 19         815,358          970,329        1,470,329        1,199,905        1,699,905
 20         882,825        1,074,799        1,574,799        1,337,498        1,837,491
 25       1,274,261        1,741,078        2,241,078        2,239,519        2,739,519
 30       1,773,845        2,721,647        3,221,647        3,637,261        4,137,261

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

           Underlying Funds Through:

           FIDELITY VARIABLE INSURANCE PRODUCTS FUND
           FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
           MFS VARIABLE INSURANCE TRUST
           PUTNAM VARIABLE TRUST
           SCUDDER VARIABLE LIFE INVESTMENT FUND
           T. ROWE PRICE EQUITY SERIES, INC.
           T. ROWE PRICE FIXED INCOME SERIES, INC.


                                      LOGO
            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1998
                                                                           50451
                                                                             Com

    GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                        PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") Internal Revenue Service Employer Identification Number 43-1235869 which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest in the following corresponding investment company portfolios ("Funds"):

FIDELITY VARIABLE INSURANCE PRODUCTS FUND OR    MANAGER
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II     Fidelity Management & Research
 VIP Growth Portfolio                            Company
 VIP Index 500 Portfolio
 VIP II Equity-Income Portfolio
 VIP II Contrafund Portfolio

MFS VARIABLE INSURANCE TRUST                    MANAGER
 MFS Emerging Growth Series                      Massachusetts Financial
                                                 Services Company

PUTNAM VARIABLE TRUST                           MANAGER
 Putnam VT High Yield Fund                       Putnam Investment Management,
 Putnam VT New Opportunities Fund                Inc. ("Putnam Management")
 Putnam VT U.S. Government and High Quality
 Bond Fund
 Putnam VT Voyager Fund

SCUDDER VARIABLE LIFE INVESTMENT FUND           MANAGER
 Money Market Portfolio                          Scudder, Kemper Investments
 International Portfolio

T. ROWE PRICE EQUITY SERIES, INC. AND           MANAGER
T. ROWE PRICE FIXED INCOME SERIES, INC.          T. Rowe Price Associates, Inc.
 New America Growth Portfolio
 Personal Strategy Balanced Portfolio
 Limited-Term Bond Portfolio

                  The date of this prospectus is May 1, 1998.

  A full description of the Funds, including the investment policies, restrictions, risks, and charges is contained in the prospectus of each Fund.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For the underlying Funds.

  THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES
     AND EXCHANGE  COMMISSION, NOR  HAS  THE COMMISSION  PASSED  UPON  THE
       ACCURACY OR  ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO
          THE CONTRARY IS A CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Definitions..............................................................   4
Summary..................................................................   5
The Company and the Separate Account.....................................  11
  The Company
  The Separate Account
  The Underlying Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  16
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  20
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  25
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  29
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  33
Distribution of the Policies.............................................  36
General Provisions of the Group Contract.................................  37
Federal Tax Matters......................................................  38
Safekeeping of the Separate Account's Assets.............................  41
Voting Rights............................................................  42
State Regulation of the Company..........................................  42
Management of the Company................................................  44
Legal Matters............................................................  45
Legal Proceedings........................................................  45
Experts..................................................................  45
Additional Information...................................................  45
Financial Statements.....................................................  45
Appendix A............................................................... A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

  Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate investment portfolio of Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, MFS Variable Insurance Trust, Putnam Variable Trust, Scudder Variable Life Insurance Fund, or two T. Rowe Price Funds, mutual funds in which the Separate Account's assets are invested. Although sometimes referred to elsewhere as "Portfolios," they are referred to herein as "Funds," except where "Portfolio" is a part of the name.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. However, the Owner in Corporate Programs will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. See "The Company and the Separate Account" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth (1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. In Corporate Programs, the Owner or its designee will remit premiums generally on a schedule agreed to by the Company. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"). The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer-sponsored insurance program, Executive Programs or Corporate Programs, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, loan account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. A front-end sales charge of 1% of premiums will be deducted from each premium paid ("premium expense charge"). An additional charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue within a particular Group Contract or employer-sponsored program. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes or to pay any economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Separate Account or the Policies. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "The Company and the Separate Account.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: Fidelity Variable Insurance Products Fund--VIP Growth Portfolio .67% and VIP Equity-Income Portfolio .57%; Fidelity Variable Insurance Products Fund II--VIP II Index 500 Portfolio .28% and VIP II Contrafund Portfolio .68%; MFS Variable Insurance Trust--Emerging Growth Series .90%; Putnam Variable Trust--Putnam VT High Yield Fund .72%; Putnam VT New Opportunities Fund .63%. Putnam VT U.S. Government and High Quality Bond Fund .69%, and Putnam VT Voyager Fund .59%; Scudder Variable Life Investment Fund--Money Market Portfolio .46%, and International Portfolio 1.00%; T. Rowe Price Equity

Series, Inc.--New America Growth Portfolio .85% and Personal Strategy Balanced Portfolio .90%; and T. Rowe Price Fixed Income Series, Inc--Limited-Term Bond Portfolio .70%. Fidelity Management & Research Company ("FMR") agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's total expenses would have been
 .40%. A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the total operating expenses as a percentage of net assets would have been as follows: Fidelity Insurance Products Fund--VIP Growth Portfolio
 .69% and VIP Equity-Income Portfolio .58%; Fidelity Variable Insurance Products Fund II--VIP II Contrafund Portfolio .71%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the loan request is received and (b) is any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans," page 21.) Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-7 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased.

Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                     THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1997, it had assets in excess of $240 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the
A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by the Company.

  The Separate Account is divided into Divisions. Each Division of the Separate Account will invest in the following corresponding portfolios ("Funds") of the following investment companies: (1) Fidelity Variable Insurance Products Fund or Fidelity Variable Insurance Products Fund II--VIP Growth Portfolio, VIP Equity-Income Portfolio, VIP II Index 500 Portfolio, VIP II Contrafund Portfolio; (2) MFS Variable Insurance Trust--Emerging Growth Series; (3) Putnam Variable Trust--Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund and Putnam VT Voyager Fund; (4) Scudder Variable Life Investment Fund--Money Market Portfolio, and Class A Shares of International Portfolio; and (5) T. Rowe Price--New America Growth Portfolio, Personal Strategy Balanced Portfolio and Limited-Term Bond Portfolio. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

THE UNDERLYING FUNDS

  The Separate Account invests in shares of various investment management companies. These are series-type mutual funds registered with the SEC as open-end, investment management companies. The assets of each Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The following summarizes the investment policies of each Fund under the corresponding investment management company:

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

  Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . VIP Growth Portfolio

    The investment objective seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  . VIP Equity-Income Portfolio

    The investment objective seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

  Variable Insurance Products II Fund ("VIP II") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP II. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  .VIP II Index 500 Portfolio

    The investment objective seeks to provide investment results that correspond to the total return (i.e., the combination of capital change and income) of common stocks publicly traded in the United States as represented by the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term money-market option.

  . VIP II Contrafund Portfolio

    The investment objective seeks long-term capital appreciation by investing in securities of companies whose value FMR believes is not fully recognized by the public..

MFS VARIABLE INSURANCE TRUST

  MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current prospectus for the Fund.

  . Emerging Growth Series

    The investment objective seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

PUTNAM VARIABLE TRUST

  Putnam Variable Trust is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Management provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.

  . Putnam VT High Yield Fund

    Seeks high current income and, when consistent with this objective, a secondary objective of capital growth, by investing primarily in high-yielding, lower-rated fixed income securities (commonly known as "junk bonds"), constituting a portfolio that Putnam Management believes does not involve undue risk to income or principal. See the special considerations for investments in high yield securities described in the Putnam Variable Trust prospectus.

  . Putnam VT New Opportunities Fund

    Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy that Putnam Management believes possess above-average long-term growth potential.

  . Putnam VT U.S. Government and High Quality Bond Fund

    Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poor's or Moody's Investors Service, Inc. or, if not rated, determined by Putnam Management to be of comparable quality.

  . Putnam VT Voyager Fund

    Seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

SCUDDER VARIABLE LIFE INVESTMENT FUND

  Scudder Variable Life Investment Fund ("Scudder VLI") is a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Only the Money Market Portfolio and the Class A Shares of the International Portfolio described herein are currently available as investment choices of the Policies even though other classes and other Funds may be described in the prospectus for Scudder VLI. Scudder Kemper Investments ("Scudder") provides investment advisory services to Scudder VLI whose terms and fees are set forth in the Scudder VLI prospectus.

  . Money Market Portfolio

    The investment objective seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

  . International Portfolio

    The investment objective seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in its holdings, in substantial portions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

T. ROWE PRICE EQUITY SERIES, INC.

  T. Rowe Price Equity Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . New America Growth Portfolio

    The investment objective seeks long-term growth of capital through investment in common stock of U.S. companies which operate in the service sector of the economy.

  . Personal Strategy Balanced Portfolio

    The investment objective seeks the highest total return consistent with an emphasis on both capital appreciation and income by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

T. ROWE PRICE INCOME SERIES, INC.

  T. Rowe Price Fixed Income Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  .Limited-Term Bond Portfolio

    The investment objective seeks a high level of current income consistent with modest price fluctuations by investing primarily in short-term and intermediate-term investment-grade debt securities.

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully.

  The Company has entered into or may enter into arrangements with Funds pursuant to which the Company receives a fee based upon an annual percentage of the average net asset amount invested by the Company on behalf of the Separate Account and other separate accounts of the Company. These arrangements reflect administrative services provided by the Company.

  Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of the existing management investment companies or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of the existing management investment companies, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer;
(ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  Corporate Programs will generally involve Individual Policies. Policies will be issued on the lives of eligible Insureds, generally employees of a sponsoring employer, and the Owner will usually be the sponsoring employer or its designee.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  In other than Executive Programs or Corporate Programs, the first time an employee is given the opportunity to purchase a Policy, the Company will issue the Policy and any children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs or Corporate Programs depending upon number of eligible employees or if other existing insurance coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies or Corporate Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates:
(a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy as of the Valuation Date received by the Company. Premiums will be deemed to be received on a Valuation Date when both supporting documentation necessary to enable the determination of the amount of premium per Policy and the cash premium have been received by the Company at its Home Office.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon the discontinuing employment of an Insured.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Company has administrative procedures to prevent a modified endowment contract by monitoring premium limits. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge. (See "Charges and Deductions--Sales Charges.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction, premium expense charge, and premium tax charge.

The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums-- Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction-- Cost of Insurance").

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments," page 30.) The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, loan account interest rate credited, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date: minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the

Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans.") The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation

Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account available with the Policy. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 10 days of after receiving it or such longer period required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction"). If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.


  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. The

Company may realize a profit on one or more of these charges, such as the mortality and expense risk charge. We may use any such profits for any corporate purpose, including, among other things, payments of sales expenses.

SALES CHARGES

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to one percent of the premium.

  In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes an additional charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (described below) equals the net premium.

  The sales charges will not change in the event that an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2 percent from all Policies.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender mix is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "The Company and the Separate Account--the Underlying Funds.")

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Insured will be considered Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to the Company that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                         DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street.

  Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average cash value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

  Walnut Street received $117,139 in commissions for the year ended December 31, 1997; and zero commissions during the years ended December 31, 1996, and December 31, 1995.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges-- Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5,
1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg.
section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

  Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

PREPARING FOR YEAR 2000

  Like all financial services providers, the Company utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including the Funds, that also may be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort is substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, it is not anticipated that Policy owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Company currently anticipates that its systems will be Year 2000 complaint on or about December 1, 1998, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

LOGO

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 6, 1998

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                           (IN THOUSANDS OF DOLLARS)

                                                                  1997    1996
                                                                -------- -------
                            ASSETS
Fixed maturities, available for sale, at fair value............ $ 75,704  65,472
Policy loans...................................................   11,487   9,564
Cash and cash equivalents......................................    5,733   9,106
                                                                -------- -------
    Total cash and invested assets.............................   92,924  84,142
Reinsurance recoverables.......................................    1,733     841
Deposits relating to reinsured policyholder account balances...    6,416   6,074
Accrued investment income......................................    1,377   1,298
Deferred policy acquisition costs..............................   17,980  15,776
Fixed assets and leasehold improvements, net...................    2,609   1,365
Other assets...................................................      179     143
Separate account assets........................................  118,051  76,995
                                                                -------- -------
    Total assets............................................... $241,269 186,634
                                                                ======== =======
             LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholder account balances..................................   85,152  78,120
Policy and contract claims.....................................    1,085   1,108
Federal income taxes payable...................................      163     811
Other liabilities and accrued expenses.........................    3,486   2,704
Payable to affiliates..........................................    1,620   2,289
Due to separate account........................................       61      95
Deferred tax liability.........................................    4,394   2,781
Separate account liabilities...................................  118,051  76,995
                                                                -------- -------
    Total liabilities.......................................... $214,012 164,903
                                                                -------- -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding........................    2,050   2,050
  Additional paid-in capital...................................   17,950  17,950
  Net unrealized gain on investments, net......................    1,958     322
  Retained earnings............................................    5,299   1,409
                                                                -------- -------
    Total stockholder's equity................................. $ 27,257  21,731
                                                                -------- -------
    Total liabilities and stockholder's equity................. $241,269 186,634
                                                                ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                           1997    1996   1995
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $16,417 13,719  9,931
  Net investment income..................................   6,288  5,663  4,888
  Commissions and expense allowances on reinsurance
   ceded.................................................      10    114     96
  Net realized investment gains..........................      69     72      1
                                                          ------- ------ ------
    Total revenues.......................................  22,784 19,568 14,916
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,876  3,326  2,873
  Interest credited to policyholder account balances.....   4,738  4,126  3,833
  Commissions, net of capitalized costs..................     227     79     57
  General and administration expenses, net of capitalized
   costs.................................................   7,744  6,798  5,528
  Amortization of deferred policy acquisition costs......     424    285    369
                                                          ------- ------ ------
    Total benefits and expenses..........................  17,009 14,614 12,660
                                                          ======= ====== ======
    Income before federal income tax expense.............   5,775  4,954  2,256
Federal income tax expense...............................   1,885  1,738    781
                                                          ------- ------ ------
Net income............................................... $ 3,890  3,216  1,475
                                                          ======= ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                ADDITIONAL NET UNREALIZED RETAINED      TOTAL
                         COMMON  PAID-IN   GAIN (LOSS) ON EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    INVESTMENTS   (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
  Net income............    --       --           --        3,890       3,890
  Change in net
   unrealized gain
   (loss) on
   investments..........    --       --         1,636         --        1,636
                         ------   ------       ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950        1,958       5,299      27,257
                         ======   ======       ======      ======      ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                       1997     1996     1995
                                                     --------  -------  ------
Cash flows from operating activities:
  Net income........................................ $  3,890    3,216   1,475
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables......................     (892)     407     297
      Deposits relating to reinsured policyholder
       account balances.............................     (342)    (378)   (139)
      Accrued investment income.....................      (79)    (257)   (156)
      Federal income tax recoverable/payable........     (648)     811     --
      Other assets..................................   (1,280)  (1,019)   (145)
      Policy and contract claims....................      (23)      12     387
      Other liabilities and accrued expenses........      782      741     313
      Payable to affiliates.........................     (669)     397     526
      Due to separate account.......................      (34)    (108)    (14)
  Deferred tax expense..............................      732      615     897
  Policy acquisition costs deferred.................   (2,972)  (2,447) (2,263)
  Amortization of deferred policy acquisition costs.      424      285     369
  Interest credited to policyholder accounts........    4,738    4,126   3,833
  Net gain on sales and calls of fixed maturities...      (69)     (72)     (1)
                                                     --------  -------  ------
Net cash provided by operating activities...........    3,558    6,329   5,379
Cash flows from investing activities:
  Purchase of fixed maturities......................  (12,557) (15,290) (8,423)
  Sale or maturity of fixed maturities..............    5,255    6,860   3,082
  Increase in policy loans, net.....................   (1,923)  (2,358) (1,788)
                                                     --------  -------  ------
Net cash used in investing activities...............   (9,225) (10,788) (7,129)
                                                     --------  -------  ------
Cash flows from financing activities:
  Net policyholder account deposits.................    2,294    6,509   5,764
                                                     --------  -------  ------
Net increase (decrease) in cash and cash
 equivalents........................................   (3,373)   2,050   4,014
Cash and cash equivalents at beginning of year......    9,106    7,056   3,042
                                                     --------  -------  ------
Cash and cash equivalents at end of year............ $  5,733    9,106   7,056
                                                     ========  =======  ======
Income taxes received (paid)........................ $ (1,801)    (198)     93
                                                     ========  =======  ======

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 1997 AND 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1997 and 1996, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                        PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1997, 1996 and 1995. The actual crediting rate was 6.5% in 1997, ranged from 6.5% to 7.0% in 1996, and was 7.0% in 1995.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

(g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                        PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(2) INVESTMENTS

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997 and 1996 are as follows (000's):

                                                         1997
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======
                                                         1996
                                       -----------------------------------------
                                                   GROSS      GROSS    ESTIMATED
                                       AMORTIZED UNREALIZED UNREALIZED   FAIR
                                         COST      GAINS      LOSSES     VALUE
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,410      129         (5)     4,534
      Corporate securities............   51,489    1,161       (844)    51,806
      Mortgage-backed securities......    7,547      137       (110)     7,574
      Asset-backed securities.........    1,513       45        --       1,558
                                        -------    -----       ----     ------
                                        $64,959    1,472       (959)    65,472
                                        =======    =====       ====     ======

                        PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      ESTIMATED
                                                       AMORTIZED COST FAIR VALUE
                                                       -------------- ----------
      Due in one year or less.........................    $ 3,092        3,124
      Due after one year through five years...........     10,443       10,846
      Due after five years through ten years..........     15,444       15,890
      Due after ten years through twenty years........     34,228       36,535
      Mortgage-backed securities......................      9,124        9,309
                                                          -------       ------
                                                          $72,331       75,704
                                                          =======       ======

  Proceeds from sales of fixed maturities during 1997, 1996 and 1995 were $1,328,585, $4,129,254 and $264,750 respectively. Gross gains of $68,876,
$71,604 and $1,338 were realized on those sales in 1997, 1996 and 1995, respectively.

  The sources of net investment income follow (000s):

                                                              1997   1996  1995
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 4,941 4,626 4,109
      Short-term investments................................     608   449   338
      Policy loans and other................................     807   680   480
                                                             ------- ----- -----
                                                             $ 6,356 5,755 4,927
      Investment expenses...................................     (68)  (92)  (39)
                                                             ======= ===== =====
          Net investment income............................. $ 6,288 5,663 4,888
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                                    1997   1996
                                                                   ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale....................... $3,373   513
        Deferred policy acquisition costs.........................   (361)  (17)
      Deferred income taxes....................................... (1,054) (174)
                                                                   ------  ----
      Net unrealized appreciation (depreciation).................. $1,958   322
                                                                   ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,982,000 and $3,909,000 at December 31, 1997 and 1996, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1997, 1996 and 1995 as they relate to transactions with affiliates are summarized as follows (000's):

                        PARAGON LIFE INSURANCE COMPANY

                                                         1997     1996    1995
                                                        -------  ------  ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded................  $13,001  10,264   8,607
        Policy benefits ceded.........................   14,070   6,274   6,881
        Commissions and expenses ceded................      195     114      94
        Reinsurance recoverables......................    1,661     774   1,183

  Ceded premiums and benefits to nonaffiliates for 1997, 1996 and 1995 were insignificant.

(4) DEFERRED POLICY ACQUISITION COSTS

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Balance at beginning of year....................  $15,776  13,006  12,496
      Policy acquisition costs deferred...............    2,972   2,447   2,263
      Policy acquisition costs amortized..............     (424)   (285)   (369)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (344)    608  (1,384)
                                                        -------  ------  ------
      Balance at end of year..........................  $17,980  15,776  13,006
                                                        =======  ======  ======

(5) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Current tax (benefit) expense...................  $ 1,153   1,123    (116)
      Deferred tax expense............................      732     615     897
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                         1997     1996    1995
                                                        -------  ------  ------
      Computed "expected" tax expense.................  $ 2,022   1,734     790
      Other, net......................................     (137)      4      (9)
                                                        -------  ------  ------
      Federal income tax expense......................  $ 1,885   1,738     781
                                                        =======  ======  ======

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 and 1996 are presented below (000's):

                                                                    1997   1996
                                                                   ------- -----
      Deferred tax assets:
        Unearned reinsurance allowances........................... $   217   153
        Policy and contract liabilities...........................   1,031 1,305
        Tax capitalization of acquisition costs...................   1,755 1,386
        Other, net................................................      76    69
                                                                   ------- -----
          Total deferred tax assets............................... $ 3,079 2,913
                                                                   ======= =====
      Deferred tax liabilities:
        Unrealized gain on investments............................ $ 1,054   174
        Deferred policy acquisition costs.........................   6,419 5,520
                                                                   ------- -----
          Total gross deferred tax liabilities.................... $ 7,473 5,694
                                                                   ======= =====
          Net deferred tax liabilities............................ $ 4,394 2,781
                                                                   ======= =====

                        PARAGON LIFE INSURANCE COMPANY

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1997, 1996 and 1995 were $1,348,198, $1,250,396 and $1,103,028, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1997, 1996 or 1995 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $198,972, $80,434 and $149,747 for 1997, 1996 and 1995, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1997, 1996 and 1995, as determined using statutory accounting practices, is summarized as follows (000's):

                                                         1997    1996   1995
                                                        ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities..................................... $10,848 10,751 10,778
      Net income (loss) as reported to regulatory
       authorities..................................... $ 1,452    982   (920)

                        PARAGON LIFE INSURANCE COMPANY

(9) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,452,000. Paragon did not pay dividends in 1997, 1996 or 1995.

(10) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1997, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities and equipment under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1998............................ $  503
               1999............................    490
               2000............................    486
               2001............................    189
                                                ------
                                                $1,668
                                                ======

  Rent expense totaled $433,864, $388,976 and $256,631 in 1997, 1996 and 1995,
respectively.

[LOGO OF KPMG PEAT MARWICK LLP]

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
Policyholders of Separate Account B's Multi Manager Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam U.S. Government and High Quality Bonds, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 1997 and the related statements of operations and changes in net assets for the period presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with the Scudder Variable Life Investment Fund, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Putnam Variable Trust, the T. Rowe Price Equity Series, Inc., the
T. Rowe Price Fixed Income Series, Inc., and the MSF Variable Insurance Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam U.S. Government and High Quality Bonds, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 1997, and the results of their operations and changes in their net assets for the period presented, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

April 4, 1998

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                               DECEMBER 31, 1997

                          SCUDDER                 FIDELITY                                   PUTNAM
                           MONEY       SCUDDER     EQUITY   FIDELITY  FIDELITY   FIDELITY     HIGH    PUTNAM
                          MARKET    INTERNATIONAL  INCOME    GROWTH   INDEX 500 CONTRAFUND   YIELD   VOYAGER
                         DIVISION     DIVISION    DIVISION  DIVISION  DIVISION   DIVISION   DIVISION DIVISION
                         ---------  ------------- --------  --------  --------- ----------  -------- --------
NET ASSETS:
  Investments in Putnam
   Investments, at
   Market Value (See
   Schedule of
   Investments)......... $ 124,932     754,995    959,205   688,079   2,170,115 1,424,022   221,565  449,103
  Receivable from
   Paragon Life
   Insurance Company....       (17)        565       (155)     (352)      1,073      (109)      448       78
                         ---------     -------    -------   -------   --------- ---------   -------  -------
    Total Net Assets....   124,915     755,560    959,050   687,727   2,171,188 1,423,913   222,013  449,181
                         =========     =======    =======   =======   ========= =========   =======  =======
  Group Variable
   Universal Life Cash
   Value Invested in
   Separate Account.....   124,915     755,560    959,050   687,727   2,171,188 1,423,913   222,013  449,181
                         ---------     -------    -------   -------   --------- ---------   -------  -------
                         $ 124,915     755,560    959,050   687,727   2,171,188 1,423,913   222,013  449,181
                         =========     =======    =======   =======   ========= =========   =======  =======
TOTAL UNITS HELD........   120,779      53,871     39,719    18,620      19,067    71,707    15,357   11,025
NET ASSET VALUE PER
 UNIT................... $    1.03       14.03      24.15     36.93      113.87     19.86     14.46    40.74
COST OF INVESTMENTS..... $ 124,932     780,874    902,625   658,003   2,011,926 1,340,860   207,215  402,679
                         =========     =======    =======   =======   ========= =========   =======  =======

                                                                           TR PRICE                       MFS
                          PUTNAM US GVT &   PUTNAM NEW      TR PRICE     LIMITED-TERM     TR PRICE      EMERGING
                         HIGH QUALITY BOND OPPORTUNITIES   NEW AMERICA       BOND     PERSONAL STRATEGY  GROWTH
                             DIVISION        DIVISION    GROWTH DIVISION   DIVISION   BALANCED DIVISION DIVISION
                         ----------------- ------------- --------------- ------------ ----------------- --------
NET ASSETS:
  Investments in Putnam
   Investments, at
   Market Value (See
   Schedule of
   Investments).........     $392,120         539,042        824,025        42,905         500,527      941,270
  Receivable from Para-
   gon Life Insurance
   Company..............         (288)             62          1,493           (31)          3,113        1,349
                             --------         -------        -------        ------         -------      -------
    Total Net Assets....      391,832         539,104        825,518        42,874         503,640      942,619
                             ========         =======        =======        ======         =======      =======
  Group Variable
   Universal Life Cash
   Value Invested in
   Separate Account.....      391,832         539,104        825,518        42,874         503,640      942,619
                             --------         -------        -------        ------         -------      -------
                             $391,832         539,104        825,518        42,874         503,640      942,619
                             ========         =======        =======        ======         =======      =======
TOTAL UNITS HELD........       27,910          25,559         38,813         8,373          32,071       59,126
NET ASSET VALUE PER
 UNIT...................     $  14.04           21.09          21.27          5.12           15.70        15.94
COST OF INVESTMENTS.....     $372,053         480,663        749,882        42,557         490,030      872,364
                             ========         =======        =======        ======         =======      =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

    FOR THE PERIOD FROM FEBRUARY 26, 1997 (INCEPTION) TO DECEMBER 31, 1997

                          SCUDDER                 FIDELITY FIDELITY FIDELITY              PUTNAM
                           MONEY       SCUDDER     EQUITY   EQUITY   INDEX     FIDELITY    HIGH    PUTNAM
                           MARKET   INTERNATIONAL  INCOME   GROWTH    500     CONTRAFUND  YIELD   VOYAGER
                          DIVISION    DIVISION    DIVISION DIVISION DIVISION   DIVISON   DIVISION DIVISION
                          --------  ------------- -------- -------- --------  ---------- -------- --------
Investment Income:
 Dividend Income........  $ 3,261            1        --       --       --         --        277       32
Expenses:
 Mortality and Expense
 Charge.................      455        2,631      2,552    1,885    6,310      4,049       775    1,503
                          -------      -------     ------   ------  -------     ------    ------   ------
 Net Investment Income
 (Expense)..............    2,806       (2,630)    (2,552)  (1,885)  (6,310)    (4,049)     (498)  (1,471)
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............      --           --         --       --       --         --         32      692
 Proceeds from Sales....  289,611      173,610     38,007   26,952  153,926     45,697    22,023   39,294
 Cost of Investments
 Sold...................  289,611      177,689     36,223   25,580  146,855     42,658    20,837   36,437
                          -------      -------     ------   ------  -------     ------    ------   ------
   Net Realized Gain
   (Loss) on
   Investments..........      --        (4,079)     1,784    1,372    7,071      3,039     1,218    3,549
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......      --           --         --       --       --         --        --       --
 Unrealized Gain (Loss)
 End of Year............      --       (25,879)    56,580   30,076  158,189     83,162    14,350   46,424
                          -------      -------     ------   ------  -------     ------    ------   ------
 Net Unrealized Gain
 (Loss) on Investments..      --       (25,879)    56,580   30,076  158,189     83,162    14,350   46,424
                          -------      -------     ------   ------  -------     ------    ------   ------
   Net Gain (Loss) on
   Investments..........      --       (29,958)    58,364   31,448  165,260     86,201    15,568   49,973
                          -------      -------     ------   ------  -------     ------    ------   ------
Increase (Decrease) in
Assets Resulting from
Operations..............  $ 2,806      (32,588)    55,812   29,563  158,950     82,152    15,070   48,502
                          =======      =======     ======   ======  =======     ======    ======   ======
                           PUTNAM
                          US GVT &                TR PRICE TR PRICE TR PRICE
                            HIGH                    NEW    LIMITED- PERSONAL     MFS
                          QUALITY      PUTNAM     AMERICA    TERM   STRATEGY   EMERGING
                            BOND         NEW       GROWTH    BOND   BALANCED    GROWTH
                          DIVISION  OPPORTUNITIES DIVISION DIVISION DIVISION   DIVISON
                          --------  ------------- -------- -------- --------  ----------
Investment Income:
 Dividend Income........  $    24          --         --     1,148    8,442        --
Expenses:
 Mortality and Expense
 Charge.................    1,336        1,771      2,619      141    1,615      3,269
                          -------      -------     ------   ------  -------     ------
 Net Investment Income
 (Expense)..............   (1,312)      (1,771)    (2,619)   1,007    6,827     (3,269)
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............      --           --       1,910      --     7,070        --
 Proceeds from Sales....   13,191       21,590     25,684    3,027  128,464     85,782
 Cost of Investments
 Sold...................   12,846       19,924     24,158    2,981  125,119     80,415
                          -------      -------     ------   ------  -------     ------
   Net Realized Gain
   (Loss) on Invest-
   ments................      345        1,666      3,436       46   10,415      5,367
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......      --           --         --       --       --         --
 Unrealized Gain (Loss)
 End of Year............   20,067       58,379     74,143      348   10,497     68,906
                          -------      -------     ------   ------  -------     ------
 Net Unrealized Gain
 (Loss) on Investments..   20,067       58,379     74,143      348   10,497     68,906
                          -------      -------     ------   ------  -------     ------
   Net Gain (Loss) on
   Investments..........   20,412       60,045     77,579      394   20,912     74,273
                          -------      -------     ------   ------  -------     ------
Increase (Decrease) in
Assets Resulting from
Operations..............  $19,100       58,274     74,960    1,401   27,739     71,004
                          =======      =======     ======   ======  =======     ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

    FOR THE PERIOD FROM FEBRUARY 26, 1997 (INCEPTION) TO DECEMBER 31, 1997

                             SCUDDER                  FIDELITY
                              MONEY        SCUDDER     EQUITY   FIDELITY  FIDELITY    FIDELITY     PUTNAM    PUTNAM
                             MARKET     INTERNATIONAL  INCOME    GROWTH   INDEX 500  CONTRAFUND  HIGH YIELD VOYAGER
                            DIVISION      DIVISION    DIVISION  DIVISION  DIVISION    DIVISION    DIVISION  DIVISION
                          ------------- ------------- --------  --------- ---------  ----------  ---------- --------
Operations:
 Net Investment Income
 (Expense)..............    $  2,806        (2,630)    (2,552)    (1,885)    (6,310)    (4,049)      (498)   (1,471)
 Net Realized Gain
 (Loss) on Investments..         --         (4,079)     1,784      1,372      7,071      3,039      1,218     3,549
 Net Unrealized Gain
 (Loss) on Investments..         --        (25,879)    56,580     30,076    158,189     83,162     14,350    46,424
                            --------       -------    -------    -------  ---------  ---------    -------   -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........       2,806       (32,588)    55,812     29,563    158,950     82,152     15,070    48,502
 Net Deposits into
 Separate Account.......     122,109       788,148    903,238    658,164  2,012,238  1,341,761    206,943   400,679
                            --------       -------    -------    -------  ---------  ---------    -------   -------
   Increase in Net
   Assets...............     124,915       755,560    959,050    687,727  2,171,188  1,423,913    222,013   449,181
Net Assets, Beginning of
Year....................         --            --         --         --         --         --         --        --
                            --------       -------    -------    -------  ---------  ---------    -------   -------
Net Assets, End of Year.    $124,915       755,560    959,050    687,727  2,171,188  1,423,913    222,013   449,181
                            ========       =======    =======    =======  =========  =========    =======   =======
                                                      TR PRICE            TR PRICE
                             PUTNAM        PUTNAM       NEW     TR PRICE  PERSONAL      MFS
                          US GVT & HIGH      NEW      AMERICA   LIMITED-  STRATEGY    EMERGING
                          QUALITY BOND  OPPORTUNITIES  GROWTH   TERM BOND BALANCED     GROWTH
                            DIVISION      DIVISION    DIVISION  DIVISION  DIVISION    DIVISION
                          ------------- ------------- --------  --------- ---------  ----------
Operations:
 Net Investment Income
 (Expense)..............    $ (1,312)       (1,771)    (2,619)     1,007      6,827     (3,269)
 Net Realized Gain
 (Loss) on Investments..         345         1,666      3,436         46     10,415      5,367
 Net Unrealized Gain
 (Loss) on Investments..      20,067        58,379     74,143        348     10,497     68,906
                            --------       -------    -------    -------  ---------  ---------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........      19,100        58,274     74,960      1,401     27,739     71,004
 Net Deposits into
 Separate Account.......     372,732       480,830    750,558     41,473    475,901    871,615
                            --------       -------    -------    -------  ---------  ---------
   Increase in Net
   Assets...............     391,832       539,104    825,518     42,874    503,640    942,619
Net Assets, Beginning of
Year....................         --            --         --         --         --         --
                            --------       -------    -------    -------  ---------  ---------
Net Assets, End of Year.    $391,832       539,104    825,518     42,874    503,640    942,619
                            ========       =======    =======    =======  =========  =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on February 26, 1997. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions which invests exclusively in shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity VIP I), Fidelity Variable Insurance Products Fund II (Fidelity VIP II), Putnam Variable Trust (Putnam), T. Rowe Price Equity Series, Inc. (TR Price I), T. Rowe Price Fixed Income Series, Inc. (TR Price II), and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These funds are the Scudder Money Market Fund, Scudder International Fund, Fidelity Equity Income Fund, Fidelity Growth Fund, Fidelity Index 500 Fund, Fidelity Contra Fund, Putnam High Yield Fund, Putnam Voyager Fund, Putnam U.S. Government and High Quality Bond Fund, Putnam New Opportunities Fund, TR Price New America Growth Fund, TR Price Limited-Term Bond Fund, TR Price Personal Strategy Balanced Fund, and MFS Emerging Growth Fund (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

 Reclassifications

  The Separate Account has reclassified the presentation of certain prior period information to conform to the 1997 presentation.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                           PARAGON SEPARATE ACCOUNT B

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

NOTE 4 PURCHASES AND SALES OF INVESTMENT COMPANY SHARES

  During the period from February 26, 1997 (inception) to December 31, 1997 purchases and proceeds from the sales of Investment Company Shares were as follows:

                         SCUDDER                FIDELITY                                PUTNAM
                          MONEY      SCUDDER     EQUITY  FIDELITY FIDELITY   FIDELITY    HIGH
                          MARKET  INTERNATIONAL  INCOME   GROWTH  INDEX 500 CONTRAFUND  YIELD
                         DIVISION   DIVISION    DIVISION DIVISION DIVISION   DIVISION  DIVISION
                         -------- ------------- -------- -------- --------- ---------- --------
Purchases............... $411,282    958,562    938,848  683,583  2,158,781 1,383,519  227,743
Sales................... $289,611    173,610     38,007   26,952    153,926    45,697   22,023
                         ========    =======    =======  =======  ========= =========  =======

                                     PUTNAM                  TR PRICE          TR PRICE
                                   US GOVT &                   NEW    TR PRICE PERSONAL   MSF
                          PUTNAM  HIGH QUALITY  PUTNAM NEW   AMERICA  LIMITED- STRATEGY EMERGING
                         VOYAGER      BOND     OPPORTUNITIES  GROWTH  TERM BD  BALANCED  GROWTH
                         DIVISION   DIVISION     DIVISION    DIVISION DIVISION DIVISION DIVISION
                         -------- ------------ ------------- -------- -------- -------- --------
Purchases............... $438,392   384,876       500,587    772,129   44,390  599,637  952,779
Sales................... $ 39,294    13,191        21,590     25,684    3,027  128,464   85,782
                         ========   =======       =======    =======   ======  =======  =======

NOTE 5 ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the period from February 26, 1997 (Inception) to December 31, 1997:

                         SCUDDER                                       FIDELITY             PUTNAM
                          MONEY      SCUDDER      FIDELITY    FIDELITY  INDEX    FIDELITY    HIGH
                          MARKET  INTERNATIONAL EQUITY INCOME  GROWTH    500    CONTRAFUND  YIELD
                         DIVISION   DIVISION      DIVISION    DIVISION DIVISION  DIVISION  DIVISION
                         -------- ------------- ------------- -------- -------- ---------- --------
Net Increase in Units
 Deposits............... 406,623     65,985        41,371      19,373   20,471    74,108    16,908
 Withdrawals............ 285,844     12,114         1,652         753    1,404     2,401     1,551
                         -------     ------        ------      ------   ------    ------    ------
Outstanding Units,
 End of Year............ 120,779     53,871        39,719      18,620   19,067    71,707    15,357
                         =======     ======        ======      ======   ======    ======    ======
                                                              TR PRICE           TR PRICE
                                     PUTNAM                     NEW    TR PRICE  PERSONAL    MSF
                          PUTNAM    US GOVT &    PUTNAM NEW   AMERICA  LIMITED-  STRATEGY  EMERGING
                         VOYAGER  HIGH QUALITY  OPPORTUNITIES  GROWTH  TERM BD   BALANCED   GROWTH
                         DIVISION BOND DIVISION   DIVISION    DIVISION DIVISION  DIVISION  DIVISION
                         -------- ------------- ------------- -------- -------- ---------- --------
Net Increase in Units
 Deposits...............  12,048     28,842        26,662      40,110    8,977    40,523    64,495
 Withdrawals............   1,023        932         1,103       1,297      604     8,452     5,369
                         -------     ------        ------      ------   ------    ------    ------
Outstanding Units,
 End of Year............  11,025     27,910        25,559      38,813    8,373    32,071    59,126
                         =======     ======        ======      ======   ======    ======    ======

                          PARAGON SEPARATE ACCOUNT B

NOTE 6--RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares of various funds. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the period from February 26, 1997 (Inception) to December 31, 1997:

                          SCUDDER
                           MONEY       SCUDDER      FIDELITY    FIDELITY  FIDELITY    FIDELITY     PUTNAM
                          MARKET    INTERNATIONAL EQUITY INCOME  GROWTH   INDEX 500  CONTRAFUND  HIGH YIELD
                         DIVISION     DIVISION      DIVISION    DIVISION  DIVISION    DIVISION    DIVISION
                         ---------  ------------- ------------- --------  ---------  ----------  ----------
                           1997         1997          1997        1997      1997        1997        1997
                         ---------  ------------- ------------- --------  ---------  ----------  ----------
Total Gross Deposits.... $ 572,646     806,785      1,039,412   756,226   2,274,729  1,858,957     263,896
Surrenders and
Withdrawals.............       (74)        (72)       (14,044)   (2,270)    (15,614)    (2,130)     (7,735)
Transfers Between Funds
and General Account.....  (206,826)     66,433         20,328   (56,593)     76,287   (283,887)     (1,230)
                         ---------     -------      ---------   -------   ---------  ---------   ---------
 Total Gross Deposits
 net of Surrenders,
 Withdrawals, and
 Transfers..............   365,746     873,146      1,045,696   697,363   2,335,402  1,572,940     254,931
Deductions:
 Premium Expense
 Charges................    16,024      22,575         29,085    21,161      63,651     52,017       7,384
 Monthly Expense
 Charges................     4,660       6,565          8,458     6,154      18,511     15,127       2,147
 Cost of Insurance and
 Optional Benefits......   222,953      55,858        104,915    11,884     241,002    164,035      38,457
                         ---------     -------      ---------   -------   ---------  ---------   ---------
   Total Deductions.....   243,637      84,998        142,458    39,199     323,164    231,179      47,988
                         ---------     -------      ---------   -------   ---------  ---------   ---------
Net Deposits from
Policyholders........... $ 122,109     788,148        903,238   658,164   2,012,238  1,341,761     206,943
                         =========     =======      =========   =======   =========  =========   =========
                                                                TR PRICE              TR PRICE
                                       PUTNAM                     NEW     TR PRICE    PERSONAL      MFS
                          PUTNAM      US GOVT &    PUTNAM NEW   AMERICA   LIMITED-    STRATEGY    EMERGING
                          VOYAGER   HIGH QUALITY  OPPORTUNITIES  GROWTH    TERM BD    BALANCED     GROWTH
                         DIVISION   BOND DIVISION   DIVISION    DIVISION  DIVISION    DIVISION    DIVISION
                         ---------  ------------- ------------- --------  ---------  ----------  ----------
                           1997         1997          1997        1997      1997        1997        1997
                         ---------  ------------- ------------- --------  ---------  ----------  ----------
Total Gross Deposits.... $ 454,188     269,041        597,955   809,931      43,399    617,298     937,102
Surrenders and
Withdrawals.............   (14,199)         (1)          (214)   (1,562)        --     (12,595)     (1,608)
Transfers Between Funds
and General Account.....    48,745     150,618          8,343    81,731       4,089    (42,168)     80,406
                         ---------     -------      ---------   -------   ---------  ---------   ---------
 Total Gross Deposits
 net of Surrenders,
 Withdrawals, and
 Transfers..............   488,734     419,658        606,084   890,100      47,488    562,535   1,015,900
Deductions:
 Premium Expense
 Charges................    12,709       7,528         16,732    22,663       1,214     17,273      26,222
 Monthly Expense
 Charges................     3,696       2,189          4,866     6,591         353      5,023       7,626
 Cost of Insurance and
 Optional Benefits......    71,650      37,209        103,656   110,288       4,448     64,338     110,437
                         ---------     -------      ---------   -------   ---------  ---------   ---------
   Total Deductions.....    88,055      46,926        125,254   139,542       6,015     86,634     144,285
                         ---------     -------      ---------   -------   ---------  ---------   ---------
Net Deposits from
Policyholders........... $ 400,679     372,732        480,830   750,558      41,473    475,901     871,615
                         =========     =======      =========   =======   =========  =========   =========

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1997

                                                 NUMBER     MARKET
                                                OF SHARES   VALUE       COST
                                                --------- ---------- ----------
Putnam Variable Trust:
  Scudder Money Market Division................  124,932  $  124,932 $  124,932
  Scudder International Division...............   53,508     754,995    780,874
  Fidelity Equity Income Division..............   39,506     959,205    902,625
  Fidelity Growth Division.....................   18,547     688,079    658,003
  Fidelity Index 500 Division..................   18,971   2,170,115  2,011,926
  Fidelity Contrafund Division.................   71,415   1,424,022  1,340,860
  Putnam High Yield Division...................   16,268     221,565    207,215
  Putnam Voyager Division......................   11,492     449,103    402,679
  Putnam Us Gov & High Quality Bond Division...   29,219     392,120    372,053
  Putnam New Opportunities Division............   25,391     539,042    480,663
  TR Price New America Growth Division.........   38,596     824,025    749,882
  TR Price Limited-Term BD Division............    8,650      42,905     42,557
  TR Price Personal Strategy Balanced Division.   33,082     500,527    490,030
  MFS Emerging Growth Division.................   58,319     941,270    872,364




                 See Accompanying Independent Auditors' Report.

                                  APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by The Funds in which The Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1997) of .689%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.589%, 4.411%, and 10.411%, respectively. An expense reimbursement arrangement exists between the Company and Scudder VLI as part of the participation agreement with the Company. However, fund assets are of a sufficient size that no reimbursement is currently necessary. No other expense reimbursement arrangement exists between the Company and the other investment Funds. FMR reimbursed expenses in 1996 for the Index 500 Portfolio. MFS reimbursed expenses in 1996 for the Emerging Growth Series.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge. The premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                  1.589%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,048           $500,000           $ 5,009           $500,000
  2          12,630             5,892            500,000             9,911            500,000
  3          19,423             8,495            500,000            14,679            500,000
  4          26,555            10,844            500,000            19,259            500,000
  5          34,045            12,915            500,000            23,655            500,000
  6          41,908            14,692            500,000            27,930            500,000
  7          50,165            16,143            500,000            32,029            500,000
  8          58,834            17,227            500,000            35,958            500,000
  9          67,937            17,908            500,000            39,720            500,000
 10          77,496            18,155            500,000            43,314            500,000
 11          87,532            17,960            500,000            46,636            500,000
 12          98,070            17,289            500,000            49,805            500,000
 13         109,134            16,137            500,000            52,767            500,000
 14         120,752            14,474            500,000            55,414            500,000
 15         132,951            12,244            500,000            57,806            500,000
 16         145,760             9,385            500,000            59,954            500,000
 17         159,209             5,781            500,000            61,805            500,000
 18         173,331             1,296            500,000            63,306            500,000
 19         188,159                 0                  0            64,521            500,000
 20         203,728                 0                  0            65,338            500,000
 25         294,060                 0                  0            61,598            500,000
 30         409,348                 0                  0            35,043            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                  FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 6.00% (NET RATE 4.411%
                                ------------------------------------------------------------------------
                                    GUARANTEED*                              CURRENT**
                                --------------------------------       ---------------------------------
             PREM                CASH               DEATH               CASH                DEATH
 YR         @5.00%              VALUE              BENEFIT              VALUE              BENEFIT
 ---        -------             ------             -------             -------             -------
  1           6,161              3,148             500,000               5,172             500,000
  2          12,630              6,277             500,000              10,545             500,000
  3          19,423              9,340             500,000              16,098             500,000
  4          26,555             12,324             500,000              21,782             500,000
  5          34,045             15,198             500,000              27,606             500,000
  6          41,908             17,937             500,000              33,637             500,000
  7          50,165             20,500             500,000              39,830             500,000
  8          58,834             22,835             500,000              46,195             500,000
  9          67,937             24,892             500,000              52,743             500,000
 10          77,496             26,625             500,000              59,482             500,000
 11          87,532             28,007             500,000              66,316             500,000
 12          98,070             28,986             500,000              73,369             500,000
 13         109,134             29,536             500,000              80,597             500,000
 14         120,752             29,603             500,000              87,908             500,000
 15         132,951             29,106             500,000              95,365             500,000
 16         145,760             27,953             500,000             102,989             500,000
 17         159,209             25,993             500,000             110,743             500,000
 18         173,331             23,047             500,000             118,591             500,000
 19         188,159             18,914             500,000             126,602             500,000
 20         203,728             13,383             500,000             134,695             500,000
 25         294,060                  0                   0             175,492             500,000
 30         409,348                  0                   0             211,626             500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                  FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 12.00% (NET RATE 10.411%
                                ------------------------------------------------------------------------
                                    GUARANTEED*                              CURRENT**
                                --------------------------------       ---------------------------------
             PREM                CASH               DEATH               CASH                DEATH
 YR         @ 5.00%             VALUE              BENEFIT              VALUE              BENEFIT
 ---        -------             ------             -------             -------             -------
  1           6,161              3,246             500,000               5,333             500,000
  2          12,630              6,668             500,000              11,193             500,000
  3          19,423             10,239             500,000              17,607             500,000
  4          26,555             13,965             500,000              24,572             500,000
  5          34,045             17,838             500,000              32,153             500,000
  6          41,908             21,854             500,000              40,476             500,000
  7          50,165             25,997             500,000              49,567             500,000
  8          58,834             30,240             500,000              59,512             500,000
  9          67,937             34,559             500,000              70,408             500,000
 10          77,496             38,937             500,000              82,357             500,000
 11          87,532             43,375             500,000              95,376             500,000
 12          98,070             47,856             500,000             109,700             500,000
 13         109,134             52,389             500,000             125,425             500,000
 14         120,752             56,960             500,000             142,620             500,000
 15         132,951             61,535             500,000             161,513             500,000
 16         145,760             66,070             500,000             182,316             500,000
 17         159,209             70,475             500,000             205,221             500,000
 18         173,331             74,631             500,000             230,452             500,000
 19         188,159             78,412             500,000             258,350             500,000
 20         203,728             81,681             500,000             289,189             500,000
 25         294,060             85,748             500,000             502,172             582,520
 30         409,348             38,847             500,000             851,807             911,433

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                  1.589%)
                              -------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                              ------------------------------      -------------------------------
             PREM              CASH             DEATH              CASH              DEATH
 YR         @ 5.00%           VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           ------           --------           -------           --------
  1        $ 12,322           $8,808           $508,808           $10,775           $510,775
  2          25,261           17,305            517,305            21,343            521,343
  3          38,846           25,448            525,448            31,679            531,679
  4          53,111           33,231            533,231            41,726            541,726
  5          68,090           40,629            540,629            51,489            551,489
  6          83,817           47,626            547,626            61,032            561,032
  7         100,330           54,193            554,193            70,299            570,299
  8         117,669           60,288            560,288            79,294            579,294
  9         135,875           65,878            565,878            88,022            588,022
 10         154,992           70,935            570,935            96,482            596,482
 11         175,064           75,457            575,457           104,558            604,558
 12         196,140           79,415            579,415           112,383            612,383
 13         218,269           82,813            582,813           119,893            619,893
 14         241,505           85,631            585,631           126,971            626,971
 15         265,903           87,823            587,823           133,682            633,682
 16         291,521           89,342            589,342           140,037            640,037
 17         318,419           90,091            590,091           145,979            645,979
 18         346,663           89,958            589,958           151,447            651,447
 19         376,319           88,832            588,832           156,515            656,515
 20         407,457           86,617            586,617           161,059            661,059
 25         588,120           57,508            557,508           173,963            673,963
 30         818,697                0                  0           161,239            661,239

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                       FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.411%)
                  -----------------------------------------------------------
                         GUARANTEED*                     CURRENT**
                  ----------------------------- -----------------------------
         PREM         CASH          DEATH           CASH           DEATH
 YR    @ 5.00%       VALUE         BENEFIT         VALUE          BENEFIT
 ---   --------   ------------   -------------  ------------   -------------
  1    $ 12,322   $      9,095       $509,095   $     11,126   $     511,126
  2      25,261         18,416        518,416         22,708         522,708
  3      38,846         27,921        527,921         34,732         534,732
  4      53,111         37,607        537,607         47,159         547,159
  5      68,090         47,451        547,451         60,006         560,006
  6      83,817         57,437        557,437         73,352         573,352
  7     100,330         67,533        567,533         87,159         587,159
  8     117,669         77,696        577,696        101,446         601,446
  9     135,875         87,886        587,886        116,236         616,236
 10     154,992         98,067        598,067        131,544         631,544
 11     175,064        108,227        608,227        147,270         647,270
 12     196,140        118,329        618,329        163,562         663,562
 13     218,269        128,363        628,363        180,378         680,378
 14     241,505        138,296        638,296        197,611         697,611
 15     265,903        148,070        648,070        215,343         715,343
 16     291,521        157,615        657,615        233,601         733,601
 17     318,419        166,812        666,812        252,341         752,341
 18     346,663        175,518        675,518        271,518         771,518
 19     376,319        183,582        683,582        291,217         791,217
 20     407,457        190,861        690,861        311,329         811,329
 25     588,120        211,699        711,699        416,333         916,333
 30     818,697        186,513        686,513        518,431       1,018,431

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.411%)
                     ------------------------------------------------------------------
                             GUARANTEED*                        CURRENT**
                     --------------------------------  --------------------------------
          PREM           CASH            DEATH             CASH            DEATH
 YR     @ 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---    --------     ------------     -------------    ------------     -------------
  1     $ 12,322     $      9,378     $    509,378     $     11,472     $    511,472
  2       25,261           19,550          519,550           24,101          524,101
  3       38,846           30,549          530,549           37,976          537,976
  4       53,111           42,447          542,447           53,163          553,163
  5       68,090           55,306          555,306           69,799          569,799
  6       83,817           69,202          569,202           88,098          588,098
  7      100,330           84,205          584,205          108,170          608,170
  8      117,669          100,379          600,379          130,199          630,199
  9      135,875          117,803          617,803          154,389          654,389
 10      154,992          136,570          636,570          180,960          680,960
 11      175,064          156,806          656,806          210,033          710,033
 12      196,140          178,627          678,627          242,002          742,002
 13      218,269          202,192          702,192          277,097          777,097
 14      241,505          227,652          727,652          315,514          815,514
 15      265,903          255,147          755,147          357,660          857,660
 16      291,521          284,826          784,826          403,931          903,931
 17      318,419          316,805          816,805          454,688          954,688
 18      346,663          351,192          851,192          510,328        1,010,328
 19      376,319          388,105          888,105          571,431        1,071,431
 20      407,457          427,689          927,689          638,426        1,138,426
 25      588,120          673,806        1,173,806        1,083,114        1,583,114
 30      818,697        1,019,700        1,519,700        1,780,809        2,280,809

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy indebtedness outstanding.

                                    PART II
                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

      Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

      Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


      Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     The Scudder Commissioned Prospectus, consisting of 70 pages; Dean Witter Prospectus, consisting of 77 pages; Putnam Prospectus, consisting of 78 pages; MFS Prospectus, consisting of 77 pages; Multiple Manager Commissioned, consisting of 73 pages.
     The undertaking to file reports required by Section 15 (d), 1934 Act.
     The undertaking pursuant to Rule 484.
     Representation concerning fees and charges.
     The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account. /1/

     (2)  Not applicable.

     (3)  (a) Form of Underwriting Agreement. /1/

          (b) Form of Selling Agreement. /1/

          (c) Commission Schedule for Scudder Commissioned Policy and Dean Witter Policy. /3/

          (d) Commission Schedule for Putnam Policy and MFS Policy. /1/

     (4)  Not applicable.

     (5)  (a) Form of Group Contract. /1/

          (b) Proposed Form of Individual Policy and Policy Riders. /3/

          (c) Proposed Form of Certificate and Certificate Riders.  /3/

     (6) (a) Amended Charter and Articles of Incorporation of the Company. /1/

          (b) By-Laws of the Company. /2/

     (7)  Not applicable.

     (8)  (a)   Form of Series Participation Agreement with Scudder
                Variable Life Investment Fund and Dean Witter
                Variable Investment Series /3/

          (b)   Form of Participation Agreement with Putnam
                Capital Manager Trust /4/

          (c)   Form of Participation Agreement with MFS Variable
                Insurance Trust /5/

          (d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund /2/

          (e) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II /2/

          (f) Form of Participation Agreement with T. Rowe Price Investment Services, Inc. /6/


     (9)  Not applicable.

     (10)     (a)    Form of Application for Group Contract. /1/

              (b)    Form of Application for Employee Insurance
                     (Guaranteed Issue) (Group Contract). /1/

              (c)    Form of Application for Employee Insurance
                     (Simplified Issue) (Group Contract). /1/

              (d)    Form of Application for Spouse Insurance
                     (Group Contract). /1/

              (e)    Form of Application for Employee Insurance
                     Guaranteed Issue (Individual Policy). /1/

              (f)    Form of Application for Employee Insurance
                     (Simplified Issue) (Individual Policy). /1/

              (g)    Form of Application for Spouse Insurance
                     (Individual Policy). /1/

              (h)    Form of Application for an Executive
                     Program. /1/

              (i)    Form of Application Supplement for Scudder
                     Commissioned Policy and Dean Witter Policy.
                     /3/

              (j)    Form of Application Supplement for Putnam
                     Policy. /4/

              (k)    Form of Application Supplement for MFS Policy. /5/

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. /1/

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

          (1)  See above.

          (2)  See Exhibit 1(5).

          (3)  Opinion of Matthew P. McCauley, Esquire, General
               Counsel of Paragon Life Insurance Company. /1/

          (4) No financial statements are omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

          (5)  Not applicable.

4. The opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. /9/

5. The consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants. /9/

6.   Written consent of Sutherland, Asbill & Brennan LLP.  /9/

7. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. /1/ /8/

/1/ Incorporated by reference to the initial Registration Statement in File No. 33-58796.

/2/  Incorporated by reference to the Registration Statement in File No.
     33-67970.

/3/ Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement in File No. 33-58796.

/4/ Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement in File No. 33-58796.

/5/ Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement in File No. 33-58796.

/6/ Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement in File No. 33-36515.

/7/ Incorporated by reference to the Post-Effective Amendment No. 6 to the Registration Statement in File No. 33-58796.

/8/ Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement in File No. 33-18341.

/9/  Filed herewith.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account B of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 28 day of April, 1998.



(Seal)                                        Paragon Life Insurance Company



Attest:  /s/                                By:  /s/
            -----------------------                 -----------------------
         Matthew P. McCauley,                    Carl H. Anderson, President
                 Secretary                       and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities on the dates indicated.

Signature                         Title                                Date

/s/                                                                    4/28/98
--------------------
Carl H. Anderson
                            President and Director
                           (Chief Executive Officer)



/s/                                                                    4/28/98
--------------------
Matthew K. Duffy            Vice President and Chief
                            Financial Officer (Principal
                            Accounting Officer and
                            Principal Financial Officer)


--------------------
Warren J. Winer*            Director



--------------------
Richard A. Liddy*           Director

Signature                      Title                      Date


/s/
   ----------------------                                 4/28/98
Matthew P. McCauley          Vice President
                             General Counsel,
                             Secretary and Director

/s/
   ----------------------                                 4/28/98
Craig K. Nordyke             Director



-------------------------
Leonard M. Rubenstein*       Director



-------------------------
E. Thomas Hughes, Jr.*       Director and Treasurer



-------------------------
Bernard H. Wolzenski*        Director


-------------------------
A. Greig Woodring*           Director




By: /s/
       ----------------------                             4/28/98
    Craig K. Nordyke




*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.




33-58796

                                 EXHIBIT INDEX


Exhibit

4. Opinion and consent of Craig K. Nordyke, F.S.A, M.A.A.A., Executive Vice President and Chief Actuary

5. Written consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

6.        Written consent of Sutherland, Asbill & Brennan LLP.